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              LB SERIES FUND, INC.
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               Annual Report
           for Variable Products

             December 31, 1997

[LUTHERAN BROTHERHOOD LOGO OMITTED]



[GRAPHIC OMITTED: PHOTO OF ROLF F. BJELLAND]

Our Message To You

December 31, 1997

Dear Shareholder:


Enclosed is the Annual Report for the LB Series Fund, Inc., which is the underlying investment vehicle for all variable annuity and variable life insurance contracts issued by Lutheran Brotherhood and Lutheran Brotherhood Variable Insurance Products Company. The report covers the 12-months ended December 31, 1997. Inside, you'll find an overview of the economic and market climate that drove returns from stocks, bonds, and money market instruments during the year. There are also commentaries by individual portfolio managers that describe the strategies used to make the most of this environment. Financial statements for each portfolio follow at the end of the report.

In 1997, investors once again earned exceptional returns from stocks and bonds that far outpaced historical averages. Market volatility increased during the year, however, as investors second guessed trends in economic growth, inflation and interest rates. Because the economic climate remained ideal for most of the year, the markets rebounded quickly from each period of weakness.

This was the case in October of 1997, when currency and economic problems in Asia rocked stock markets across the globe. On October 27, the Dow Jones Industrial Average fell 7% -- an eerie reminder of the one-day price drop of 23% that had occurred in October of 1987. In 1987, as in 1997, stock prices quickly regained lost ground -- providing substantial rewards for investors who stayed in the market. From their low in October 1987 to their high in August 1997, stock prices, as measured by the Standard & Poor's 500 Index, gained more than 350%.

In recent years, Lutheran Brotherhood has made several moves to give you greater control over your investments. As part of our commitment to provide a broad range of investment options, we introduced the new Mid Cap Growth Portfolio to the LB Series Fund, Inc. Launched on January 30, 1998, the Portfolio invests primarily in common stocks of medium-sized companies. The earnings of these companies tend to be more stable than earnings of smaller companies and have greater growth potential than earnings of larger firms. The Mid Cap Portfolio looks for quality companies with records of superior growth, market leadership, proven business concepts, sound management and strong financials.

In addition, we've developed two computer software programs to simplify your financial planning. The Lutheran Brotherhood AssetMatchsm program allows you and your LBSC registered representative to blend a diversified portfolio of investments suited to your specific objectives, time horizon and tolerance for risk. The Lutheran Brotherhood Retirement Planner, available from your LBSC Registered Representative, can help you 1) identify how much income you'll need to retire, 2) decide whether you're on track for that goal, and 3) take the actions necessary to turn your goal into reality.

If you'd like more information on AssetMatch, the Lutheran Brotherhood Retirement Planner, or the Mid Cap Growth Portfolio, please call us toll-free at 1-800-423-7056.

Sincerely,

/S/ ROLF F. BJELLAND

Rolf F. Bjelland
President and Chairman
LB Series Fund, Inc.

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Economic and Market Overview


Investors were again well rewarded in 1997. With a nearly ideal economic mixture of moderate growth, healthy corporate earnings and low inflation, returns for stocks and bonds remained well above historical averages. Although inflation jitters and a financial "earthquake" in Asia raised market volatility around the world, the Standard & Poor's 500 Index posted a total return of 33.36%, and the Lehman Brothers Aggregate Bond Index returned 9.65%.

A Nurturing Environment

The U.S. economy is closer to achieving the textbook goals of full employment, growth and price stability than it has been in over three decades. Real Gross Domestic Product grew in 1997 by 3.9%, while inflation, as measured by the Consumer Price Index, fell to 1.7% and the unemployment rate finished at 4.7%. After raising short-term interest rates a modest 0.25% in March, the Federal Reserve left rates unchanged for the rest of the year. This, plus stronger demand for bonds and tighter supplies of U.S. Treasury issues in the midst of falling inflation, pushed down the yield for 30-year Treasuries from 6.64% to 5.92% at year end.

Meanwhile, corporate earnings remained better than analysts expected. Stocks also benefited from a positive balance of market supply and demand. As cash continued to flow into stock mutual funds, heavy corporate merger activity and widespread stock repurchase programs far outpaced the addition of new shares from an active market in initial public offerings.

Stock returns were more modest overseas, with Morgan Stanley Capital International's Europe, Australia, Far East (EAFE) Index earning a 12-month total return of 2.06%. Although stocks in Europe earned strong returns as economies in that region improved, stocks in Japan, the rest of the Far East, and emerging markets suffered significant setbacks from worsening currency and debt problems in Asia.

Sector Performance

The rally in U.S. stock prices benefited some market sectors more than others. Concerned that either higher inflation or lower exports might curb corporate earnings, investors tended to favor stocks of larger companies whose earnings are more reliable. In the second and third quarters, however, when prices for large-company issues had grown quite expensive, investors discovered value in many small-company shares. This helped the Russell 2000 Index, a market benchmark for small-cap stocks, return 22.36% for the year.

In the bond market, U.S. Treasury issues outperformed corporate securities. This was due, in part, to uncertainty about corporate earnings and, in part, to the "flight to quality" that occurred late in the year, as Asia's troubles drove foreign investors to markets with greater stability. During the year, yields for long-term corporate bonds fell an average of 0.45%, versus a drop of 0.72% for long-term Treasuries. Because the benefits of lower inflation are greater for long-term issues than short-term issues, long-term bonds outperformed for the year.

Slower Growth Ahead

Although the world's financial markets have mostly digested Asia's recent woes, we expect further adjustments as the long-term effects of those problems unfold. As in recent months, the greatest impact on investments will probably take place in the Far East -- with markets like Thailand, Malaysia and Indonesia continuing to bear most of the burden. Although emerging markets in Latin America may also suffer, the overall strength of their economies should make them relatively resilient.

In the United States and Europe, there should be even less fallout from Asia's problems. U.S. exports to the Far East account for only 5% of domestic goods and services. In addition, real (inflation-adjusted) earnings and income are rising and should improve further if inflation continues to fall. This should support additional spending by U.S. businesses and consumers.

Lower exports may reduce earnings for some U.S. companies, keeping stock prices volatile. However, the market has made adjustments over the past several quarters in anticipation of slower corporate earnings. As Asia's problems cut import costs for many U.S. firms, inflation and interest rates could continue to fall. This might set the stage for further gains in stock prices. These gains should be more modest than the outstanding advances of recent years. In a climate of low inflation, falling budget deficits, and a positive balance of demand and supply, prices for bonds may also continue to rise.



Opportunity Growth Portfolio Review           LB Series Fund, Inc.

[GRAPHIC OMITTED: PHOTO OF MICHAEL A. BINGER]

Michael A. Binger is a Chartered Financial Analyst and portfolio manager for the Opportunity Growth Portfolio. He has been with Lutheran Brotherhood since 1987.

Investment Objective:
To seek long-term growth of capital by investing primarily in common stocks of small companies.

Portfolio Facts
Inception Date:          1/18/96
Total Assets
(in millions):            $391.5

The stock market's advance in 1997 greatly benefited stocks of small companies, which earned returns far above their historical averages. Throughout the year, however, investors worried frequently that future earnings might not meet analysts' expectations. When investors were most concerned about earnings, they tended to favor stocks of larger companies with strong earnings records. This caused large-company issues to outperform small companies in the first and last quarters of the year. However, early in the second quarter, as large issues became expensive, investors turned to shares of smaller firms. This helped small-company issues outperform large companies in the second and third quarters of the year.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

Top 10 Holdings                                 % of Portfolio
--------------------------------------------------------------
FPA Medical Management, Inc.                              1.9%

Signature Resorts, Inc.                                   1.8%

Steiner Leisure Ltd.                                      1.7%

Horizon Health Corp.                                      1.4%

Coach USA, Inc.                                           1.4%

AXENT Technologies, Inc.                                  1.4%

Silverleaf Resorts, Inc.                                  1.4%

US Office Products Company                                1.4%

Atrix Laboratories, Inc.                                  1.3%

ICN Pharmaceuticals, Inc.                                 1.3%

These holdings represent 15% of the Fund's total investment portfolio.

Within the small-cap sector, investors tended to favor stocks whose prices were particularly attractive compared with the earnings potential of their companies. As a result, "value" stocks in the sector outperformed "growth" stocks, where the Opportunity Growth Portfolio focuses its investments. During the year, we managed the Portfolio to minimize the adverse effects of this investment climate, while maintaining the basic investment strategies that have outperformed over time. However, the strong preference for value by investors caused the Portfolio to underperform significantly for the year. For the 12- months ended December 31, 1997, the Portfolio had a total return (based on NAV) of 0.93%, versus 22.36% for the Russell 2000 Index.

[GRAPHIC PIE CHART OMITTED:
PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Common Stocks                            89.0%

Corporate Bonds                           0.7%

Short-Term Securities                    10.3%


Focus on Earnings

Throughout 1997 we continued to emphasize stocks in industries with above-average potential for growth over time. This included companies with strong earnings, quality management and unique products. With investors very concerned about earnings, we examined every holding for any sign of long-term earnings problems. Believing that technology and health care stocks enjoy some of the best opportunities for growth in the American economy, we chose to remain overweighted in those sectors.

[GRAPHIC BAR CHART OMITTED: TOP 10 SECTORS]

Top 10 Sectors

Consumer Growth           36.7%

Technology                20.7%

Financial                 15.4%

Energy                     6.5%

Capital Goods              6.3%

Consumer Cyclical          3.9%

Basic Industry             3.9%

Credit Cyclical            2.8%

Transportation             2.4%

Consumer Staples           1.4%

Footnote reads:
These sectors represent 100% of the Fund's total investment portfolio.

To give the Portfolio further diversification, however, we trimmed some positions in technology and health care firms in favor of shares in energy and financial firms whose prices were especially attractive. In the financial sector, we emphasized purchases of real estate investment trusts. In the energy sector, we focused on oil exploration and production companies.

As part of the natural evolution for a small-company stock fund whose assets are increasing, we began to de-emphasize micro-cap issues ($200 million or less in market capitalization), and added investments in firms with market capitalizations over $500 million. Over time, this should help to reduce volatility in the Portfolio, but should have little effect on its potential for long-term growth.

[GRAPHIC WORM CHART OMITTED:
Performance Through December 31, 1997
GROWTH OF $10,000 INVESTED SINCE 1/31/96]

Performance Through December 31, 1997
Growth of $10,000 Invested Since 1/31/96

                                     Russell 2000
                  Opp. Growth        w/ reinvest        CPI Valued
Month End            Total              Total              Total
Date                 Value              Value              Value
---------------------------------------------------------------------
1/31/96             $10,000            $10,000           $10,000
2/28/96              10,416             10,312            10,032
3/31/96              10,722             10,525            10,084
4/30/96              11,944             11,089            10,123
5/31/96              12,716             11,525            10,142
6/30/96              11,871             11,052            10,149
7/31/96              10,855             10,087            10,168
8/31/96              11,499             10,673            10,188
9/30/96              12,342             11,090            10,220
10/31/96             11,364             10,920            10,253
11/30/96             10,954             11,369            10,272
12/31/96             11,302             11,667            10,272
1/31/97              11,528             11,901            10,304
2/28/97              10,533             11,613            10,337
3/31/97               9,415             11,065            10,363
4/30/97               9,009             11,095            10,376
5/31/97              10,338             12,329            10,369
6/30/97              10,887             12,858            10,382
7/31/97              11,454             13,456            10,395
8/31/97              11,721             13,764            10,415
9/30/97              13,018             14,772            10,440
10/31/97             12,246             14,123            10,466
11/30/97             11,776             14,032            10,460
12/31/97             11,407             14,277            10,447

INSET LEGEND READS:
Opportunity Growth Portfolio
$11,407

Russell 2000 Index
$14,277

Consumer Price Index
$10,447


INSET BOX ON CHART READS:

Opportunity Growth
Portfolio
Annualized Total Returns*
-----------------------------------------------------------
Since Inception
1/18/96                                               9.90%
1 Year                                                0.93%

Footnote reads:
*See accompanying notes to Portfolio Management Reviews.

Looking Homeward

If investors remain concerned about earnings, prices for stocks of small companies may remain quite choppy. Prices for technology stocks may be especially volatile, since many technology companies have a large export business with Asia. With continued growth and low inflation, however, small-cap stocks could perform relatively well. Small-cap stocks remain much cheaper than stocks of larger companies, and smaller companies tend to focus more on domestic sales which, with the exception of technology firms, makes them less vulnerable to the Asian economic crisis.

As before, we will emphasize stocks with above-average potential for long-term growth -- stressing shares of companies that concentrate their businesses in the United States. We plan to remain cautious about the technology sector, given its greater exposure to problems in Asia.




World Growth Portfolio Review              LB Series Fund, Inc.

[GRAPHIC OMITTED: PHOTO OF MARTIN G. WADE]

Martin G. Wade is president of Rowe Price-Fleming, the investment subadvisor for the World Growth Portfolio. He leads a team of 12 portfolio managers who have managed the assets of the World Growth Portfolio since its inception. Martin has been working in research and investment management since 1968 and has been with Rowe Price-Fleming since 1979.

Investment Objective:
To seek long-term capital growth by investing primarily in common stocks issued by established companies outside the United States.**

Portfolio Facts
Inception Date:            1/18/96
Total Assets
(in millions):              $287.2


During 1997 there were exceptional performances by many stocks in Europe and Latin America. These gains offset sharp losses from stocks in Asia, and the return-dampening affects of a stronger U.S. dollar, to provide modest returns for U.S. investors venturing abroad. European stocks in Morgan Stanley Capital International's Europe, Australia, Far East (EAFE) Index returned 38% in local currency terms -- benefiting from increased European economic strength and a wave of mergers and acquisitions. Despite a fourth-quarter slump in sympathy with plummeting Asian markets, stocks in Latin America also returned 38% in local currency terms, as investors recognized the attractive stock market values there.

[GRAPHIC OMITTED: PORTFOLIO COMPOSITION TOP 10 COUNTRIES]

    Portfolio Composition
      Top 10 Countries
-----------------------------
Japan                   18.6%

United Kingdom          17.7%

Netherlands             10.8%

France                   9.0%

Switzerland              6.9%

Germany                  5.8%

Italy                    3.9%

Sweden                   3.5%

Brazil                   2.4%

Spain                    2.4%

These holdings represent 81.0%
of the Fund's total investment portfolio.

Already shackled by a fragile economy, stocks in Japan were hit hard as the currencies and economies of other Asian nations deteriorated. For the year, the Japanese market lost 14% when measured in local currency terms and 24% when measured in U.S. dollars. Other Asian markets (excluding Japan) lost 19% in local currency terms and 31% in U.S. dollar terms.

[GRAPHIC PIE CHART OMITTED:
PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Common Stocks & Warrants       94.1%
Preferred Stocks                0.6%
Short-Term Securities           5.3%

During the year, we under-weighted the World Growth Portfolio in Japanese stocks in comparison to the EAFE Index. We overweighted holdings in Latin America, which is not represented in the Index. This helped the Portfolio earn a total return (based on NAV) of 2.81% for the 12-months ended December 31, 1997, versus a return of 2.06% for the Index.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

                                                         % of
Top 10 Holdings                 Country                Portfolio
--------------------------------------------------------------------
Royal Dutch Petroleum           Netherlands               2.6%

National Westminster Bank       United Kingdom            2.4%

Novartis AG                     Switzerland               2.2%

SmithKline Beecham plc          United Kingdom            2.0%

Wolters Kluwer                  Netherlands               1.7%

Telecomunicacoes
Brasilias ADR (USD)             Brazil                    1.6%

Eaux Cie Generale               France                    1.5%

Roche Holdings                  Switzerland               1.5%

Reed International plc          United Kingdom            1.4%

Shell Transport & Trading       United Kingdom            1.4%

These holdings represent 18.3% of the Fund's total investment portfolio.

Less Emphasis on Asia

At the start of 1997, Japanese stocks represented 21% of Portfolio assets, compared with 32% of the EAFE Index. Because the Japanese economy was weak, we favored stocks of companies that do a large portion of their business outside of Japan -- such as Sony, TDK and Honda. These issues outperformed other Japanese stocks for most of the year. Although we started the year with an overweighting in the emerging markets of Asia, such as Malaysia and Singapore, we reduced positions there as the outlook for their stocks worsened. By the end of 1997 the Portfolio was underweighted in emerging Asian markets compared to the EAFE Index.

European stocks accounted for 54% of Portfolio assets at the start of the year, versus a representation in the EAFE Index of 57%. We maintained a similar weighting in Europe for most of the year. Throughout 1997 we looked for European issues with strong potential for long-term earnings growth at attractive valuations. Although these issues lagged earlier in the year, especially in the Netherlands and Germany, they made positive contributions in the months that followed.

[GRAPHIC WORM CHART OMITTED:
Performance Through December 31, 1997
GROWTH OF $10,000 INVESTED SINCE 1/31/96]

Performance Through December 31, 1997
Growth of $10,000 Invested Since 1/31/96

                                   MSCI EAFE
               World Growth      w/ reinvest        CPI Valued
Month End         Total             TOTAL             TOTAL
Date              Value             VALUE             VALUE
--------------------------------------------------------------------
1/31/96          $10,000           $10,000           $10,000
2/28/96            9,974            10,036            10,032
3/31/96           10,098            10,252            10,084
4/30/96           10,355            10,552            10,123
5/31/96           10,336            10,360            10,142
6/30/96           10,468            10,421            10,149
7/31/96           10,137            10,119            10,168
8/31/96           10,290            10,143            10,188
9/30/96           10,534            10,415            10,220
10/31/96          10,481            10,311            10,253
11/30/96          10,965            10,723            10,272
12/31/96          11,025            10,588            10,272
1/31/97           10,871            10,220            10,304
2/28/97           10,983            10,389            10,337
3/31/97           10,967            10,430            10,363
4/30/97           11,035            10,487            10,376
5/31/97           11,738            11,172            10,369
6/30/97           12,239            11,791            10,382
7/31/97           12,568            11,985            10,395
8/31/97           11,433            11,092            10,415
9/30/97           12,195            11,715            10,440
10/31/97          11,306            10,816            10,466
11/30/97          11,276            10,708            10,460
12/31/97          11,335            10,805            10,447

INSET LEGEND READS:
World Growth Portfolio
$11,335


MSCI EAFE Index
$10,805

Consumer Price Index
$10,447


INSET BOX ON CHART READS:

World Growth Portfolio
Annualized Total Returns*
----------------------------------------------------------
Since Inception
1/18/96                                             6.69%
1 Year                                              2.81%

Footnote reads:
*See accompanying notes to Portfolio Management Reviews.


For most of the year we kept 4% to 6% of the Portfolio's assets in Latin America. We focused these investments on Brazil -- emphasizing large utility stocks, like Telecomunicacoes Brasilias, which are major beneficiaries of that country's privatization reform. Mexico represented our second largest allocation in the region.

Becoming More Selective

We believe that Asia's economic troubles may remain a drag on world stock prices through the first half of 1998. Because investors are concerned about the impact of these troubles on exports and earnings in other regions of the world, stock evaluation and selection will be even more important than it was in 1997.

Because European companies tend to have a more limited exposure to Asia, we believe stocks in Europe should continue to perform well. While equity markets in Latin America may be volatile, they could also thrive on further economic growth. By remaining focused on Europe and Latin America, cautiously optimistic in Asia, and very selective in the stocks that we hold, we hope to help the Portfolio make the most of this investment climate.




Growth Portfolio Review                        LB Series Fund, Inc.

[GRAPHIC OMITTED: PHOTO OF SCOTT A. VERGIN]

Scott A. Vergin is a Chartered Financial Analyst and portfolio manager for the Growth Portfolio. He began managing the Portfolio in November 1994, and has managed securities at Lutheran Brotherhood since 1983.

Investment Objective:
To seek long-term growth of capital by investing primarily in common stocks of established corporations.

Portfolio Facts
Inception Date:         1/9/87
Total Assets
(in millions):        $2,426.1

In another year of outstanding gains for stocks, investors increasingly favored shares with exceptional earnings potential. By emphasizing such issues, the Growth Portfolio performed well in this environ-ment. For the 12-months ended December 31, 1997, the Portfolio earned a total return (based on NAV) of 30.18%. Over the same period, the Standard & Poor's 500 Index returned 33.36%.

Sticking with Technology and Health Care

As in 1996, we found many opportunities for above-average growth in the technology and health care sectors. During 1997, the Portfolio also enjoyed strong performances from pharmaceutical stocks like Pfizer, Bristol-Myers and Eli Lilly. Although technology stocks were quite volatile, there were solid returns from shares of companies like Cisco Systems, Microsoft, BMC Software, and Peoplesoft. Though disappointing in the second half of 1997, oil-services stocks like Halliburton and Baker Hughes performed well in the first half. After lagging earlier in 1997, retail stocks like Dayton Hudson and Wal-mart made positive contributions later in the year.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

Top 10 Holdings                                 % of Portfolio
--------------------------------------------------------------
General Electric Co.                                      1.6%

Merck & Co., Inc.                                         1.6%

Cisco Systems, Inc.                                       1.5%

International Business Machines                           1.3%

Disney (Walt) Co.                                         1.3%

Procter & Gamble Co.                                      1.3%

Coca-Cola Co.                                             1.3%

Gillette Co.                                              1.2%

Bristol-Myers Squibb Co.                                  1.2%

Eli Lilly & Co.                                           1.1%

Footnote reads:
These holdings represent 13.4% of the Fund's total investment portfolio.

[GRAPHIC PIE CHART OMITTED:
PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Common Stocks               92.1%
Short-Term Securities        7.4%
Preferred Stocks             0.3%
Corporate Bonds              0.2%

Over the year we increased investments in financial stocks -- which benefited from falling interest rates, as well as mergers and acquisitions in the industry. We enhanced diversification in this sector by adding shares of real estate investment trusts. We also boosted investments in transportation shares -- adding positions in airlines like American, United and Continental.

To make these purchases we took profits in oil-services stocks that had performed well. We also reduced shares of technology and basic materials companies. In these, and other sectors, we eliminated firms whose dependence on exports to Asia might jeopardize future earnings growth.

[GRAPHIC BAR CHART OMITTED: TOP 10 SECTORS]

Top 10 Sectors

Technology                  22.2%

Consumer Growth             21.8%

Financial                   19.5%

Consumer Staples             9.5%

Energy                       5.7%

Capital Goods                4.7%

Basic Industry               4.2%

Consumer Cyclical            4.1%

Utilities                    4.0%

Conglomerates                2.5%

Footnote reads:
These sectors represent 98.2% of the Fund's total investment portfolio.

Further Selectivity Likely

If Asia's troubles persist, and the growth in earnings slows, stock prices could remain quite volatile. After an unprecedented three years of market returns in excess of 20%, gains for U.S. stocks will probably be more modest in 1998. In a choppy market environment, the selection of individual stocks may become much more important than the weightings of industry sectors -- as investors give increasing scrutiny to company earnings reliability and exposure to Asia.

[GRAPHIC WORM CHART OMITTED:
Performance Through December 31, 1997
GROWTH OF $10,000 INVESTED SINCE 12/31/87]

Performance Through December 31, 1997
Growth of $10,000 Invested Since 12/31/87

                                    S & P 500
                   Growth          w/ reinvest       CPI Valued
Month End          Total              Total            Total
Date               Value              Value            Value
--------------------------------------------------------------------
12/31/87          $10,000            $10,000          $10,000
1/31/88            10,168             10,434           10,026
2/29/88            10,786             10,900           10,052
3/31/88            10,821             10,569           10,095
4/30/88            10,686             10,701           10,147
5/31/88            10,561             10,770           10,182
6/30/88            10,986             11,273           10,225
7/31/88            10,793             11,244           10,269
8/31/88            10,453             10,846           10,312
9/30/88            10,734             11,312           10,381
10/31/88           10,791             11,640           10,416
11/30/88           10,585             11,454           10,425
12/31/88           10,831             11,657           10,442
1/31/89            11,520             12,522           10,494
2/28/89            11,302             12,190           10,537
3/31/89            11,590             12,480           10,598
4/30/89            12,168             13,145           10,667
5/31/89            12,641             13,650           10,728
6/30/89            12,424             13,583           10,754
7/31/89            13,479             14,823           10,780
8/31/89            14,013             15,098           10,797
9/30/89            14,087             15,037           10,832
10/31/89           13,376             14,701           10,884
11/30/89           13,668             14,985           10,910
12/31/89           13,709             15,346           10,927
1/31/90            12,642             14,330           11,040
2/28/90            12,935             14,489           11,092
3/31/90            13,360             14,882           11,153
4/30/90            13,164             14,525           11,170
5/31/90            14,565             15,912           11,196
6/30/90            14,672             15,817           11,256
7/31/90            14,376             15,778           11,300
8/31/90            13,188             14,337           11,404
9/30/90            12,353             13,642           11,499
10/31/90           12,328             13,598           11,568
11/30/90           13,087             14,460           11,594
12/31/90           13,439             14,864           11,594
1/31/91            14,304             15,527           11,664
2/28/91            15,357             16,610           11,681
3/31/91            15,762             17,018           11,698
4/30/91            15,762             17,075           11,716
5/31/91            16,606             17,786           11,750
6/30/91            15,764             16,980           11,785
7/31/91            16,625             17,792           11,802
8/31/91            17,221             18,192           11,837
9/30/91            17,070             17,889           11,889
10/31/91           17,452             18,153           11,906
11/30/91           16,866             17,398           11,941
12/31/91           18,995             19,390           11,950
1/31/92            18,957             19,050           11,967
2/28/92            19,138             19,273           12,010
3/31/92            18,666             18,898           12,071
4/30/92            18,737             19,477           12,088
5/31/92            18,894             19,543           12,106
6/30/92            18,472             19,257           12,149
7/31/92            19,087             20,069           12,175
8/31/92            18,686             19,637           12,210
9/30/92            18,944             19,865           12,244
10/31/92           19,433             19,958           12,288
11/30/92           20,409             20,608           12,305
12/31/92           20,540             20,867           12,296
1/31/93            20,895             21,060           12,357
2/28/93            20,839             21,324           12,400
3/31/93            21,419             21,775           12,444
4/30/93            21,027             21,273           12,478
5/31/93            21,569             21,807           12,496
6/30/93            21,590             21,879           12,513
7/31/93            21,529             21,814           12,513
8/31/93            22,320             22,620           12,548
9/30/93            22,525             22,446           12,574
10/31/93           22,724             22,933           12,626
11/30/93           22,113             22,690           12,634
12/31/93           22,615             22,974           12,634
1/31/94            23,326             23,771           12,669
2/28/94            22,695             23,103           12,712
3/31/94            21,593             22,101           12,756
4/30/94            21,565             22,403           12,773
5/31/94            21,592             22,733           12,782
6/30/94            20,856             22,176           12,825
7/31/94            21,353             22,927           12,860
8/31/94            22,325             23,851           12,912
9/30/94            21,963             23,265           12,946
10/31/94           22,273             23,807           12,955
11/30/94           21,397             22,923           12,972
12/31/94           21,561             23,260           12,972
1/31/95            22,036             23,882           13,024
2/28/95            22,903             24,794           13,076
3/31/95            23,555             25,535           13,120
4/30/95            24,238             26,299           13,163
5/31/95            24,987             27,311           13,189
6/30/95            26,080             27,947           13,215
7/31/95            27,478             28,895           13,215
8/31/95            27,562             28,953           13,250
9/30/95            28,424             30,172           13,276
10/31/95           28,502             30,084           13,319
11/30/95           29,546             31,381           13,310
12/31/95           29,596             31,986           13,302
1/31/96            30,313             33,096           13,380
2/29/96            30,946             33,381           13,423
3/31/96            31,053             33,708           13,492
4/30/96            32,164             34,220           13,544
5/31/96            32,872             35,066           13,570
6/30/96            32,444             35,202           13,579
7/31/96            31,047             33,661           13,605
8/31/96            32,267             34,361           13,631
9/30/96            34,230             36,288           13,674
10/31/96           34,815             37,312           13,718
11/30/96           37,028             40,117           13,744
12/31/96           36,229             39,323           13,744
1/31/97            38,624             41,804           13,787
2/28/97            38,137             42,110           13,830
3/31/97            36,342             40,375           13,865
4/30/97            38,032             42,801           13,882
5/31/97            40,728             45,374           13,873
6/30/97            42,461             47,411           13,891
7/31/97            46,220             51,185           13,908
8/31/97            44,383             48,308           13,934
9/30/97            46,839             50,970           13,969
10/31/97           45,282             49,288           14,003
11/30/97           46,507             51,550           13,995
12/31/97           47,162             52,437           13,995


INSET LEGEND READS:

Growth Portfolio
$47,162

S & P 500 Index
$52,437

Consumer Price Index
$13,995


INSET BOX ON CHART READS:

Growth Portfolio
Annualized Total Returns*
----------------------------------------------------------
10 Years                                           16.78%
5 Years                                            18.09%
1 Year                                             30.18%

*See accompanying notes to Portfolio Management Reviews.


In this climate, we will continue to be highly selective in our choice of holdings for the Growth Portfolio. As always, we will look for the "cherry picking" opportunities that accompany most periods of market weakness -- focusing on companies that can benefit from near-term catalysts for long-term growth, such as new products or improving industry conditions.




High Yield Portfolio Review                  LB Series Fund, Inc.

[GRAPHIC OMITTED: PHOTO OF THOMAS N. HAAG]

Thomas N. Haag, assistant vice president, is a Chartered Financial Analyst and portfolio manager for the High Yield Portfolio. He has managed the Portfolio since January 1992. Tom has been with Lutheran Brotherhood since 1986.

Investment Objective:
To seek high current income and growth of capital by investing primarily in high-yielding ("junk") corporate bonds.***

Portfolio Facts
Inception Date:       11/2/87
Total Assets
(in millions):       $1,344.6


In a nearly perfect investment climate of falling interest rates and continued economic growth, high-yield corporate bonds outperformed other income-oriented securities in 1997. Although high-yield issues underperformed when bond prices fell between February and April, and when Asia's economic troubles threatened stock prices at year-end, the sector benefited for 1997 as a whole from positive earnings growth and strong investor demand for issues with higher yields.

[GRAPHIC BAR CHART OMITTED: MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

Aaa                0.0%
Aa                 0.0%
A                  0.0%
Baa                1.7%
Ba                13.5%
B                 65.3%
Caa                9.6%
Ca                 0.2%
C                  0.0%
D                  0.7%
Not Rated          9.0%

Within the high-yield sector, longer-term bonds and issues of media/telecommunications firms performed especially well. By remaining overweighted in these securities, the High Yield Portfolio made the most of the bond market rally and outperformed its benchmark. For the 12-months ended December 31, 1997, the Portfolio earned a total return (based on NAV) of 14.10%. That compares with a return of 12.76% for the Lehman Brothers High-Yield Index.

[GRAPHIC PIE CHART OMITTED:
PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Non-Convertible Preferred Stocks           8.2%
Short-Term Securities                      4.3%
Corporate Bonds                           80.9%
Common Stocks & Warrants                   2.4%
Convertible Preferred Stocks               4.2%

Boosting Quality
and Diversification

The Portfolio has been heavily invested in media/telecommunications and zero-coupon issues for several years -- believing that industry deregulation, among other factors -- can enhance the long-term performance potential for those securities. Although the somewhat lower credit quality and longer maturities of these issues further increases their upside potential, it also makes them more vulnerable to the kind of price corrections that took place early in 1997.

To decrease the Portfolio's overall volatility, we took advantage of market strength between April and October, trimming the Portfolio's media/telecommunications holdings when their prices rebounded, simultaneously locking in current profits on those issues. For further stability, we bought bonds with higher credit ratings and shorter maturities.

Among the investments we added were issues of energy and financial firms -- as well as companies with earnings tied to a growing economy. These issues performed well as oil prices rose, interest rates fell, and the economy continued to expand. In the final months of the year we also added debt of utility firms, which benefited from the worldwide "flight to quality" that resulted from the economic turmoil in Asia.

[GRAPHIC BAR CHART OMITTED: TOP 10 SECTORS]

Top 10 Sectors

Consumer Growth                23.8%

Technology                     22.9%

Financial                      10.6%

Consumer Staples                9.5%

Energy                          6.9%

Basic Industry                  6.1%

Utilities                       3.7%

Consumer Cyclical               3.4%

Transportation                  3.1%

Credit Cyclical                 2.5%

Footnote reads:
These sectors represent 92.5% of the Fund's total investment portfolio.

Despite these changes, the Portfolio remained strongly committed to media/telecommunications bonds, as well as investments with longer maturities. By year's end, the Portfolio was underweighted in zero-coupon bonds with an increased weighting of firms in "light cyclical" industries that can thrive in a slower-growing economy.

[GRAPHIC WORM CHART OMITTED:
Performance Through December 31, 1997
GROWTH OF $10,000 INVESTED SINCE 12/31/87]

Performance Through December 31, 1997
Growth of $10,000 Invested Since 12/31/87

                               Lehman High
               Series HYLD     Yield Index     CPI Valued
Month End        Total           Total            Total
Date             Value           Value            Value
--------------------------------------------------------------------
12/31/87        $10,000         $10,000         $10,000
1/31/88          10,410          10,334          10,026
2/29/88          10,827          10,669          10,052
3/31/88          10,679          10,558          10,095
4/30/88          10,678          10,638          10,147
5/31/88          10,663          10,654          10,182
6/30/88          10,909          10,810          10,225
7/31/88          10,965          10,881          10,269
8/31/88          10,960          10,865          10,312
9/30/88          11,069          11,002          10,381
10/31/88         11,190          11,135          10,416
11/30/88         11,179          11,200          10,425
12/31/88         11,333          11,253          10,442
1/31/89          11,598          11,451          10,494
2/28/89          11,677          11,476          10,537
3/31/89          11,598          11,387          10,598
4/30/89          11,539          11,435          10,667
5/31/89          11,850          11,656          10,728
6/30/89          12,168          11,801          10,754
7/31/89          12,144          11,786          10,780
8/31/89          12,252          11,826          10,797
9/30/89          12,034          11,627          10,832
10/31/89         11,711          11,351          10,884
11/30/89         11,744          11,329          10,910
12/31/89         11,688          11,347          10,927
1/31/90          11,463          11,103          11,040
2/28/90          11,255          10,874          11,092
3/31/90          11,348          11,159          11,153
4/30/90          11,358          11,140          11,170
5/31/90          11,715          11,355          11,196
6/30/90          11,886          11,630          11,256
7/31/90          12,091          11,943          11,300
8/31/90          11,708          11,263          11,404
9/30/90          11,247          10,441          11,499
10/31/90         10,900           9,893          11,568
11/30/90         11,087          10,201          11,594
12/31/90         11,254          10,259          11,594
1/31/91          11,370          10,541          11,664
2/28/91          12,120          11,694          11,681
3/31/91          12,649          12,383          11,698
4/30/91          13,079          12,890          11,716
5/31/91          13,223          12,914          11,750
6/30/91          13,580          13,296          11,785
7/31/91          13,940          13,721          11,802
8/31/91          14,164          14,037          11,837
9/30/91          14,399          14,232          11,889
10/31/91         14,912          14,707          11,906
11/30/91         15,139          14,784          11,941
12/31/91         15,229          14,997          11,950
1/31/92          15,856          15,525          11,967
2/28/92          16,299          15,908          12,010
3/31/92          16,583          16,105          12,071
4/30/92          16,732          16,166          12,088
5/31/92          17,017          16,394          12,106
6/30/92          17,117          16,548          12,149
7/31/92          17,466          16,798          12,175
8/31/92          17,721          17,018          12,210
9/30/92          17,928          17,192          12,244
10/31/92         17,576          16,950          12,288
11/30/92         17,901          17,163          12,305
12/31/92         18,287          17,359          12,296
1/31/93          19,023          17,864          12,357
2/28/93          19,332          18,178          12,400
3/31/93          19,751          18,413          12,444
4/30/93          19,869          18,573          12,478
5/31/93          20,222          18,794          12,496
6/30/93          20,908          19,189          12,513
7/31/93          21,115          19,375          12,513
8/31/93          21,285          19,538          12,548
9/30/93          21,284          19,588          12,574
10/31/93         22,008          19,984          12,626
11/30/93         22,098          20,080          12,634
12/31/93         22,477          20,329          12,634
1/31/94          23,171          20,770          12,669
2/28/94          23,088          20,716          12,712
3/31/94          22,211          19,933          12,756
4/30/94          21,926          19,798          12,773
5/31/94          22,037          19,807          12,782
6/30/94          22,130          19,869          12,825
7/31/94          21,969          20,038          12,860
8/31/94          22,139          20,180          12,912
9/30/94          22,025          20,182          12,946
10/31/94         22,088          20,230          12,955
11/30/94         21,616          19,976          12,972
12/31/94         21,489          20,123          12,972
1/31/95          21,558          20,397          13,024
2/28/95          22,400          21,097          13,076
3/31/95          22,623          21,325          13,120
4/30/95          23,179          21,866          13,163
5/31/95          23,674          22,478          13,189
6/30/95          23,788          22,629          13,215
7/31/95          24,543          22,914          13,215
8/31/95          24,647          22,985          13,250
9/30/95          24,881          23,268          13,276
10/31/95         24,998          23,412          13,319
11/30/95         25,289          23,618          13,310
12/31/95         25,700          23,989          13,302
1/31/96          26,299          24,411          13,380
2/28/96          26,963          24,431          13,423
3/31/96          26,708          24,414          13,492
4/30/96          26,889          24,467          13,544
5/31/96          27,189          24,614          13,570
6/30/96          26,971          24,818          13,579
7/31/96          26,780          24,933          13,605
8/31/96          27,210          25,202          13,631
9/30/96          28,141          25,809          13,674
10/31/96         28,063          26,008          13,718
11/30/96         28,354          26,520          13,744
12/31/96         28,668          26,711          13,744
1/31/97          29,012          26,973          13,787
2/28/97          29,436          27,397          13,830
3/31/97          28,498          26,988          13,865
4/30/97          28,503          27,272          13,882
5/31/97          29,595          27,855          13,873
6/30/97          30,443          28,243          13,891
7/31/97          31,489          29,019          13,908
8/31/97          31,593          28,952          13,934
9/30/97          32,576          29,526          13,969
10/31/97         32,287          29,552          14,003
11/30/97         32,391          29,836          13,995
12/31/97         32,709          30,099          13,995

INSET LEGEND READS:

High Yield Portfolio
$32,709

Lehman High Yield Index
$30,099

Consumer Price Index
$13,995


INSET BOX ON CHART READS:

High Yield Portfolio
Annualized Total Returns*
----------------------------------------------------------
10 Years                                            12.58%
5 Years                                             12.33%
1 Year                                              14.10%

*See accompanying notes to Portfolio Management Reviews.

Solid Returns,
Greater Stability

The extra attention to quality and stability should serve the Portfolio well in 1998 -- especially if Asia's economic problems cause further concern about U.S. growth. For the most part, however, we expect high-yield issues to earn solid returns in an environment of continued growth, low inflation, and stable interest rates.

If the prices of media/telecommunications issues become more attractive, we may add to investments in that sector. Conversely, if prices in that sector rise significantly, we may take further profits there. In either case, we expect to remain overweighted in these issues -- believing that they continue to offer added performance potential.




Income Portfolio Review                        LB Series Fund, Inc.

[GRAPHIC OMITTED: PHOTO OF CHARLES E. HEEREN]

Charles E. Heeren, vice president, is a Chartered Financial Analyst and portfolio manager for the Income Portfolio. He has managed the Portfolio since its inception in January 1987. Chuck has been with Lutheran Brotherhood since 1976.

Investment Objective:
To seek a high level of income while preserving principal by investing primarily in intermediate and long-term bonds.

Portfolio Facts
Inception Date:       1/9/87
Total Assets
(in millions):        $880.4

Even as bonds rallied in 1997, investors remained nervous about future growth and inflation. This caused frequent changes in the spreads between yields of different sectors of the bond market. During the year we adjusted the investment mix of the Income Portfolio to make the most of these changes. We also gave greater attention to longer-term issues -- which enjoy added benefit from lower inflation. With these strategies, the Portfolio earned a total return (based on NAV) of 8.75% for the 12-months ended December 31, 1997. Over the same time, the Lehman Aggregate Bond Index returned 9.65%.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

                                                             % of
Top 10 Holdings                             Security      Portfolio
-------------------------------------------------------------------
Government National Mortgage Association  Mortgage-backed    4.3%

Federal National Mortgage Association     Mortgage-backed    3.5%

U.S. Treasury Note                        U.S. Government    3.3%

U.S. Treasury Bond                        U.S. Government    2.9%

Deutsche Floorplan Receivables
Master Trust, Series 1994-1-A             Asset-backed       2.2%

World Omni Auto Lease Trust               Asset-backed       2.0%

U.S. Treasury Bond                        U.S. Government    1.8%

World Financial Network Credit Card
Master Trust, Series 1996-B               Asset-backed       1.7%

Federal Home Loan Mortgage Corp.,
Participation Certificates                Mortgage-backed    1.5%

Equitable Life Assurance Society of the
United States, Surplus Notes              Corporate Bonds    1.4%

Footnote reads:
These holdings represent 24.6% of the Fund's total investment portfolio.

Greater Commitment
to Corporates

Early in 1997, strong economic growth rekindled fears that inflation would lead to higher interest rates. As a result, bond prices declined to levels that made them attractive for purchase. In this environment, we bought longer-term corporate issues -- focusing on the debt of banks, insurance firms and utilities. These issues performed well in the months that followed, as falling interest rates led to higher bond prices.

[GRAPHIC PIE CHART OMITTED:
PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Foreign Government Bonds         3.3%
U.S. Government                 11.0%
Asset-Backed Securities         14.6%
Common Stocks                    0.4%
Mortgage-Backed Securities      11.3%
Corporate Bonds                 50.9%
Preferred Stocks                 1.6%
Short-Term Securities            6.9%

We trimmed corporates somewhat in March and April, concerned that the sector might be especially vulnerable to new fears of inflation. Subsequently, we made some selective purchases of attractively-priced bonds. In doing so, we continued to favor debt of utility and financial firms. When their prices were especially appealing, we bought corporate issues with slightly lower credit ratings -- believing the issues might benefit from rating upgrades as the economy continued to grow.

In the final months of the year, the economic crisis in Asia created a "flight to quality" that favored U.S. Treasury securities over corporate bonds. With investors growing nervous about future corporate earnings, we traded some corporates in the Portfolio for longer-term Treasuries and gave greater attention to corporates with strong credit quality. We also reduced investments in mortgage-backed securities -- especially those with higher coupons -- due to an increased level of home loan prepayments as interest rates fell.

[GRAPHIC BAR CHART OMITTED: MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

Government/Aaa        41.3%
Aa                     5.7%
A                     20.2%
Baa                   14.8%
Ba                    14.3%
B                      3.7%
Caa                    0.0%
Ca                     0.0%
C                      0.0%

We continued to hold dollar-denominated "yankee" bonds issued in the United States by foreign firms and governments. Some of these bonds were from Asian issuers, and underperformed in the last quarter. Nonetheless, they had excellent credit ratings when the Asian crisis began and we believe they could rebound strongly as the crisis is resolved.

[GRAPHIC WORM CHART OMITTED:
Performance Through December 31, 1997
GROWTH OF $10,000 INVESTED SINCE 12/31/87]

Performance Through December 31, 1997
Growth of $10,000 Invested Since 12/31/87

                              Lehman Aggregate
              Series Income     Bond Index      CPI Valued
Month End        Total            Total           Total
Date             Value            Value           Value
--------------------------------------------------------------------
12/31/87        $10,000         $10,000         $10,000
1/31/88          10,372          10,352          10,026
2/29/88          10,500          10,475          10,052
3/31/88          10,331          10,377          10,095
4/30/88          10,244          10,321          10,147
5/31/88          10,147          10,252          10,182
6/30/88          10,385          10,499          10,225
7/31/88          10,330          10,443          10,269
8/31/88          10,351          10,470          10,312
9/30/88          10,632          10,708          10,381
10/31/88         10,870          10,909          10,416
11/30/88         10,739          10,776          10,425
12/31/88         10,807          10,788          10,442
1/31/89          10,971          10,943          10,494
2/28/89          10,814          10,864          10,537
3/31/89          10,876          10,911          10,598
4/30/89          11,088          11,139          10,667
5/31/89          11,328          11,432          10,728
6/30/89          11,686          11,780          10,754
7/31/89          11,887          12,031          10,780
8/31/89          11,780          11,853          10,797
9/30/89          11,793          11,913          10,832
10/31/89         11,967          12,206          10,884
11/30/89         12,098          12,322          10,910
12/31/89         12,128          12,355          10,927
1/31/90          12,002          12,208          11,040
2/28/90          12,042          12,247          11,092
3/31/90          12,082          12,256          11,153
4/30/90          11,926          12,143          11,170
5/31/90          12,291          12,503          11,196
6/30/90          12,480          12,704          11,256
7/31/90          12,632          12,879          11,300
8/31/90          12,427          12,707          11,404
9/30/90          12,349          12,812          11,499
10/31/90         12,466          12,975          11,568
11/30/90         12,758          13,254          11,594
12/31/90         12,967          13,460          11,594
1/31/91          13,138          13,627          11,664
2/28/91          13,436          13,743          11,681
3/31/91          13,598          13,838          11,698
4/30/91          13,793          13,987          11,716
5/31/91          13,953          14,069          11,750
6/30/91          13,974          14,062          11,785
7/31/91          14,157          14,257          11,802
8/31/91          14,483          14,565          11,837
9/30/91          14,797          14,861          11,889
10/31/91         14,957          15,026          11,906
11/30/91         15,061          15,164          11,941
12/31/91         15,529          15,614          11,950
1/31/92          15,472          15,402          11,967
2/28/92          15,574          15,502          12,010
3/31/92          15,584          15,415          12,071
4/30/92          15,637          15,526          12,088
5/31/92          15,937          15,820          12,106
6/30/92          16,157          16,038          12,149
7/31/92          16,534          16,365          12,175
8/31/92          16,697          16,530          12,210
9/30/92          16,895          16,727          12,244
10/31/92         16,623          16,505          12,288
11/30/92         16,688          16,508          12,305
12/31/92         16,961          16,770          12,296
1/31/93          17,314          17,092          12,357
2/28/93          17,677          17,391          12,400
3/31/93          17,782          17,465          12,444
4/30/93          17,913          17,587          12,478
5/31/93          17,945          17,610          12,496
6/30/93          18,315          17,928          12,513
7/31/93          18,479          18,031          12,513
8/31/93          18,812          18,346          12,548
9/30/93          18,869          18,396          12,574
10/31/93         19,038          18,464          12,626
11/30/93         18,834          18,307          12,634
12/31/93         18,940          18,406          12,634
1/31/94          19,220          18,654          12,669
2/28/94          18,804          18,330          12,712
3/31/94          18,185          17,877          12,756
4/30/94          17,990          17,734          12,773
5/31/94          18,024          17,732          12,782
6/30/94          17,891          17,693          12,825
7/31/94          18,278          18,045          12,860
8/31/94          18,324          18,067          12,912
9/30/94          18,002          17,801          12,946
10/31/94         17,936          17,785          12,955
11/30/94         17,940          17,746          12,972
12/31/94         18,053          17,868          12,972
1/31/95          18,380          18,222          13,024
2/28/95          18,801          18,656          13,076
3/31/95          18,907          18,770          13,120
4/30/95          19,231          19,032          13,163
5/31/95          20,064          19,769          13,189
6/30/95          20,229          19,913          13,215
7/31/95          20,112          19,870          13,215
8/31/95          20,365          20,110          13,250
9/30/95          20,561          20,305          13,276
10/31/95         20,878          20,569          13,319
11/30/95         21,203          20,878          13,310
12/31/95         21,547          21,170          13,302
1/31/96          21,671          21,310          13,380
2/28/96          21,214          20,939          13,423
3/31/96          21,005          20,792          13,492
4/30/96          20,875          20,676          13,544
5/31/96          20,862          20,634          13,570
6/30/96          21,122          20,911          13,579
7/31/96          21,164          20,967          13,605
8/31/96          21,087          20,932          13,631
9/30/96          21,498          21,296          13,674
10/31/96         21,997          21,769          13,718
11/30/96         22,451          22,141          13,744
12/31/96         22,246          21,935          13,744
1/31/97          22,315          22,003          13,787
2/28/97          22,421          22,058          13,830
3/31/97          22,091          21,813          13,865
4/30/97          22,350          22,140          13,882
5/31/97          22,585          22,351          13,873
6/30/97          22,911          22,617          13,891
7/31/97          23,588          23,227          13,908
8/31/97          23,339          23,030          13,934
9/30/97          23,714          23,371          13,969
10/31/97         23,904          23,710          14,003
11/30/97         24,011          23,819          13,995
12/31/97         24,192          24,059          13,995

INSET LEGEND READS:

Income Portfolio
$24,192

Lehman Aggregate Bond Index
$24,059

Consumer Price Index
$13,995


INSET BOX ON CHART READS:

Income Portfolio
Annualized Total Returns*
----------------------------------------------------------
10 Years                                             9.24%
5 Years                                              7.35%
1 Year                                               8.75%

Footnote reads:
*See accompanying notes to Portfolio Management Reviews.

Getting Defensive

Bonds should continue to perform well in the months ahead. If growth slows, and inflation remains low, as we expect, bond prices could rally further. Bonds should also benefit as the anticipated federal budget surplus shrinks supplies of new Treasury issues. In addition, budget surpluses generally result in declines in interest rates.

Given the attractive yield spreads between corporates and Treasuries, we expect to remain slightly overweighted in corporates. We may, however, increase the weighting of Treasuries in the Portfolio if the economy slows or relative yields in these two sectors change. Although credit ratings for corporate bonds should remain intact, further concern about earnings could cause some corporates to underperform. To protect the Portfolio against this event, we will give more attention to higher-quality issues and to debt of firms whose earnings can grow in a slowing economy.














Money Market Portfolio Review               LB Series Fund, Inc.

[GRAPHIC PHOTO OMITTED: GAIL R. ONAN]

Gail R. Onan was named portfolio manager for the Money Market
Portfolio in January 1994. She has been with Lutheran Brotherhood since 1969. Prior to her appointment as manager of the Portfolio, she served as associate manager for the Portfolio. Gail has been with Lutheran Brotherhood since 1969.

Investment Objective:
To seek current income with stability of principal by investing in high quality, short-term debt securities.****

Portfolio Facts
Inception Date:      1/9/87
Total Assets
(in millions):       $121.2

While yields for other fixed-income sectors trended downward in 1997, yields for money market funds ended the year slightly higher. Nevertheless, money market yields fluctuated during the period, as investors tried to predict the Federal Reserve's management of short-term interest rates. After starting 1997 with an average yield of 4.89%, money market funds in the IBC Donoghue's Index rose to 5.06% after the Fed boosted short-term rates in March. Money market yields remained steady for the rest of 1997, but moved higher during December, ending the year at 5.12%.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

                                                             % of
Top 10 Holdings                 Industry                  Portfolio
-------------------------------------------------------------------
Merck and Co., Inc.             Industrial                   4.3%

IBM Credit Corp.                Computer & Office
                                Equipment                    4.1%

Gulf Coast Waste
Disposal Authority              U.S. Municipal               3.3%

Metrocrest Hospital
Authority, Series 1989          Banking-Domestic             3.0%

City of New York Government
Bonds, Fiscal 1995, Series B    U.S. Municipal               2.6%

U.S. Prime Property, Inc.       Banking-Foreign              1.8%

Abbey National Treasury
Service PLC                     Banking-Foreign              1.7%

Bank of America, National
Trust & Savings Association     Banking-Domestic             1.7%

Illinois Student Assistance
Commission                      U.S. Municipal               1.7%

California Pollution Control
Finance Authority               U.S. Municipal               1.7%

Footnote reads:
These holdings represent 25.9% of the Fund's total investment portfolio.

Throughout this time there were also changes in spreads between yields of different instruments. By adjusting the mix of investments and maturities in the Money Market Portfolio to optimize these changes, and the general fluctuation in yields, we helped the Portfolio earn a total return of 5.43% for the 12-months ended December 31, 1997.

[GRAPHIC PIE CHART OMITTED:
PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Bank Notes                       3.3%
Medium Term Notes                1.7%
Certificates of Deposit          0.8%
Commercial Paper                86.1%
Variable Rate Notes              7.5%
Other                            0.6%

Maximizing Yield Opportunities

With strong economic growth and the prospect of higher interest rates, we emphasized shorter-maturity issues in the first half of the year. This let us invest more quickly in higher yields as they became available. To maintain a solid yield as we waited for rates to rise, we balanced issues having shorter maturities of 30 days or less with issues having longer maturities of six to 12 months. We also invested in floating-rate issues, whose interest rates reset frequently.

We continued this strategy through the summer. Even though interest rates stabilized, we did not feel the yields for longer maturities were especially attractive. In the fall, we let the Portfolio's maturity structure shorten -- preparing to take advantage of the higher yields that commonly occur late in a calendar year. As yields became more attractive in November and December, we locked them in with longer maturities. Balancing liquidity needs of the Portfolio and attractive yields for longer investments, at year-end the Portfolio had a weighted average investment maturity of 47 days.

During the year we also enhanced the Portfolio's yield by adding taxable municipal paper, which is issued by state and local governments for commercial projects with credit enhancements from major corporations and banks. In addition, the Portfolio enjoyed strong returns from U.S. dollar-denominated investments of foreign issuers. None of these instruments represented credits from Asia, however, shielding the Portfolio from exposure to the Asian economic crisis in the final quarter.

[GRAPHIC OMITTED: MONEY MARKET PORTFOLIO]

Money Market Portfolio
Annualized Total Returns*
Period Ending 12/31/97
----------------------------------------------------------
10 Years                                             5.68%
5 Years                                              4.64%
1 Year                                               5.43%

Seven-Day Yields+
----------------------------------------------------------
Current                                              5.60%
Effective                                            5.76%

A Good Mix for the
Months Ahead

We expect to maintain the current maturity structure and asset mix in the months ahead. As before, we'll look for opportunities to lock in attractive yields with longer maturities. Although inflation may remain low, we do not expect a substantial decrease in short-term interest rates. If rising wages put upward pressure on inflation, and it looks like market rates might rise, we would probably reduce maturities once again.



Notes to Portfolio Management Reviews

   *The annualized total returns for the Portfolio reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding for the periods indicated. These returns have not been adjusted for charges associated with the variable life insurance and variable annuity contracts that invest in the portfolios. (For additional information on the charges, costs and benefits associated with the contracts, refer to the contract prospectus or contact your LB representative.) Since performance varies, the annualized total returns, which assume a steady rate of growth, differ from the Portfolios' actual total returns for the years indicated. All returns represent past performance. The value of an investment fluctuates so that shares, when redeemed, may be worth more or less than the original investment.

  **International investing has special risks, including currency fluctuation and political volatility.

 ***High-yield bonds carry greater volatility and risk than investment-grade bonds.

****Investments in the Money Market Portfolio are neither guaranteed nor insured by the U.S. Government and there is no assurance that the Portfolio will maintain a stable net asset value.

   +Seven-day yields of the LB Money Market Portfolio refer to the income generated by an investment in the Portfolio over a specified seven-day period. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.

This report must be preceded or accompanied by a current prospectus.



3100 Multifoods Tower
33 South Sixth Street
Minneapolis, MN 55402-3795

Price Waterhouse LLP                          [GRAPHIC OMITTED] LOGO

                    Report of Independent Accountants

To the Shareholders and Board of Directors of LB Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Portfolios (Opportunity Growth, World Growth, Growth, High Yield, Income and Money Market) comprising the LB Series Fund, Inc. (hereafter referred to as the "Fund") at December 31, 1997, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express and opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.




/S/PRICE WATERHOUSE LLP
Price Waterhouse LLP
February 11, 1998




LB SERIES FUND, INC.
OPPORTUNITY GROWTH PORTFOLIO

Portfolio of Investments
December 31, 1997

       Shares                                           Value
    ------------                                   --------------
                 COMMON STOCKS - 89.0% (a)

                 Airlines - 0.2%
        35,800   America West Holdings Corp.             $666,775 (b)
                                                   --------------

                 Automotive - 2.3%
        42,400   Aftermarket Technology Corp.             768,500 (b)
        48,000   Exide Corp.                            1,242,000
        86,500   Group 1 Automotive, Inc.                 783,906 (b)
       338,000   Lithia Motors, Inc.                    4,985,500 (b)
        26,000   Stoneridge, Inc.                         416,000 (b)
        32,800   Tower Automotive, Inc.                 1,379,650 (b)
                                                   --------------
                                                        9,575,556
                                                   --------------

                 Bank & Finance - 9.0%
        28,500   Affiliated Managers Group, Inc.          826,500 (b)
       120,000   Annaly Mortgage Management, Inc.       1,320,000
        11,600   Berkley (WR) Corp.                       508,950
        33,100   CMAC Investment Corp.                  1,998,412
         5,800   Community First Bank Shares, Inc.        308,850
        34,900   Delta Financial Corp.                    466,787
        71,800   Dime Bancorp, Inc.                     2,171,950
         7,800   FirstFed Financial Corp.                 302,250
       144,000   Franchise Mortgage Acceptance Co. LLC  2,646,000 (b)
        30,000   Fremont General Corp.                  1,642,500
        53,400   Frontier Insurance Group, Inc.         1,221,525
        67,500   IMC Mortgage Co.                         801,563 (b)
       131,300   Imperial Credit Commercial
                 Mortgage Investment Corp.              1,920,262
        37,100   IPC Holdings Ltd.                      1,194,156
       115,700   New Century Financial Corp.            1,185,925
        58,000   North Fork Bancorporation, Inc.        1,946,625 (c)
        42,900   Peoples Heritage Financial Group, Inc. 1,973,400
        13,000   Provident Financial Group, Inc.          630,500
       137,260   Resource Bancshares
                 Mortgage Group, Inc.                   2,239,054
       283,500   Southern Pacific Funding Corp.         3,720,937
        34,800   Sovereign Bancorp, Inc.                  722,100
        29,100   Sterling Financial Corp.                 632,925
        35,400   TIG Holdings, Inc.                     1,174,838
        29,600   Union Planters Corp.                   2,010,950
        85,300   UST Corp.                              2,367,075
        23,400   Vesta Insurance Group, Inc.            1,389,375
                                                   --------------
                                                       37,323,409
                                                   --------------

                 Broadcasting - 1.4%
        20,900   Chancellor Media Corp.                 1,559,663 (b)
        15,800   Emmis Broadcasting Corp.,
                 Class A                                  720,875
       138,100   Four Media Co.                         1,242,900 (b)
        33,400   Sinclair Broadcast Group, Inc.         1,557,275
        15,800   Westwood One, Inc.                       586,575
                                                   --------------
                                                        5,667,288
                                                   --------------

                 Building Products & Materials - 2.3%
        66,600   Advanced Lighting
                 Technologies, Inc.                     1,265,400 (b)
       240,000   Dayton Superior Corp.,
                 Class A                                3,960,000 (b)
        31,300   Shaw Group, Inc.                         719,900 (b)
        18,600   Texas Industries, Inc.                   837,000 (b)
       113,400   Watsco, Inc.                           2,799,563
                                                   --------------
                                                        9,581,863
                                                   --------------

                 Chemicals - 0.6%
        32,200   Crompton & Knowles Corp.                 853,300
        17,900   Cytec Industries, Inc.                   840,181 (b)
        27,900   Lilly Industries, Inc.                   575,438
                                                   --------------
                                                        2,268,919
                                                   --------------

                 Computer Software - 4.5%
        72,400   Activision, Inc.                       1,294,150
        54,300   Autodesk, Inc.                         2,009,100
       329,200   AXENT Technologies, Inc.               5,678,700 (b)
        72,200   Cognicase, Inc.                          875,425 (b)
        46,800   Electronic Arts, Inc.                  1,769,625
       175,000   Macromedia, Inc.                       1,454,687
        29,400   Mercury Interactive Corp.                786,450
        96,800   MicroProse, Inc.                         211,750 (b)
       105,000   Midway Games, Inc.                     1,909,688
        78,700   Rational Software Corp.                  895,213
        73,700   Summit Design, Inc.                      764,638 (b)
        20,300   Viasoft, Inc.                            857,675
                                                   --------------
                                                       18,507,101
                                                   --------------

                 Computers & Office Equipment - 3.3%
        57,100   CHS Electronics, Inc.                    977,837 (b)
       101,300   CKS Group, Inc.                        1,430,862 (b)
        51,800   FORE Systems, Inc.                       789,950 (b)
        28,300   Gateway 2000, Inc.                       923,288 (b)
        64,700   Harbinger Corp.                        1,819,687
       136,700   Hypercom Corporation                   1,930,888 (b)
        52,000   Integrated Measurement
                 Systems, Inc.                            890,500 (b)
        43,500   MRV Communications, Inc.               1,038,563 (b)
       133,400   System Software
                 Associates, Inc.                       1,167,250 (b)
        37,700   Waters Corp.                           1,418,462 (b)
        86,300   Western Digital Corp.                  1,386,194 (b,c)
                                                   --------------
                                                       13,773,481
                                                   --------------

                 Construction - 0.1%
        30,500   UNIFAB  International, Inc.              587,125 (b)
                                                   --------------

                 Drugs & Health Care - 5.8%
        95,100   ADAC Labs, Inc.                        1,878,225
       369,500   Atrix Laboratories, Inc.               5,450,125 (b)
       209,600   DepoTech Corp.                           746,700 (b)
       369,000   Eclipse Surgical
                 Technologies, Inc.                     2,167,875 (b)
       111,200   ICN Pharmaceuticals, Inc.              5,427,950
       248,600   IRIDEX Corp.                           1,895,575
        18,900   Isis Pharmaceuticals, Inc.               232,706 (b)
       130,800   Kendle International, Inc.             2,190,900
       373,600   Matritech, Inc.                        1,821,300 (b)
        48,200   Miravant Medical Technologies          1,928,000 (b)
                                                   --------------
                                                       23,739,356
                                                   --------------

                 Electrical Equipment - 0.9%
        30,900   Chicago Miniature Lamp, Inc.           1,042,875 (b)
        51,300   Elsag Bailey Process
                 Automation N.V.                          846,450 (b)
       113,000   OSI Systems, Inc.                      1,384,250 (b)
        27,900   Power-One, Inc.                          383,625 (b)
                                                   --------------
                                                        3,657,200
                                                   --------------

                 Electronics - 3.9%
       146,300   Cypress Semiconductor Corp.            1,243,550 (b)
        54,300   DII Group, Inc.                        1,479,675 (b)
       155,700   ESS Technology, Inc.                   1,182,347 (b)
        11,400   Etec Systems, Inc.                       530,100 (b)
        34,400   GenRad, Inc.                           1,038,450 (b)
        28,500   Integrated Circuit Systems, Inc.         812,250 (b)
       204,200   Integrated Silicon Solution            1,557,025 (b)
       174,000   International Manufacturing
                 Services, Inc.                         1,261,500 (b)
        38,300   IFR Systems, Inc.                        593,650 (c)
        98,900   Kulicke & Soffa
                 Industries, Inc.                       1,842,012 (b)
        48,900   National Semiconductor Corp.           1,268,344 (b)
        46,100   Semitool, Inc.                           602,181
        78,400   Sensormatic Electronics Corp.          1,288,700
        12,700   Speedfam International, Inc.             336,550 (b)
        50,300   ThermoQuest Corp.                        911,687 (b)
                                                   --------------
                                                       15,948,021
                                                   --------------

                 Food & Beverage - 0.5%
        43,100   Authentic Specialty Foods, Inc.          587,237 (b)
        41,400   J & J Snack Foods Corp.                  677,925 (b)
        58,000   Worthington Foods, Inc.                  812,000
                                                   --------------
                                                        2,077,162
                                                   --------------

                 Healthcare Management - 4.5%
        95,900   American Oncology Resources, Inc.      1,534,400 (b)
       269,250   Complete Management, Inc.              3,769,500 (b)
       408,900   FPA Medical Management, Inc.           7,615,762 (b)
       301,150   Home Health Corp. of America, Inc.     3,124,431 (b)
       158,700   Renex Corp.                              833,175 (b)
       422,100   U.S. Diagnostic Labs, Inc.             1,556,494 (b)
                                                   --------------
                                                       18,433,762
                                                   --------------

                 Hospital Management - 2.0%
       253,700   Horizon Health Corp.                   5,898,525
       144,600   PhyMatrix Corp.                        2,277,450
                                                   --------------
                                                        8,175,975
                                                   --------------

                 Household Products - 0.5%
        49,900   Benckiser NV                           2,052,137 (b)
                                                   --------------

                 Industrial - 0.8%
        48,300   Innovative Valve Technologies, Inc.      978,075 (b)
       118,900   TETRA Technologies, Inc.               2,504,331
                                                   --------------
                                                        3,482,406
                                                   --------------

                 Leisure & Entertainment - 6.6%
       247,650   Cannondale Corp.                       5,386,387 (b)
        33,734   Fairfield Communities, Inc.            1,488,493 (b)
        60,300   Preview Travel, Inc.                     456,019 (b)
       334,700   Signature Resorts, Inc.                7,321,563 (b)
       228,800   Silverleaf Resorts, Inc.               5,605,600
       231,500   Steiner Leisure Ltd.                   7,147,562
                                                   --------------
                                                       27,405,624
                                                   --------------

                 Machinery & Equipment - 1.6%
       170,200   Denison International plc              2,935,950
        10,000   Input/Output, Inc.                       296,875
       215,500   Miller Industries, Inc.                2,316,625
        49,300   Stewart & Stevenson Services, Inc.     1,257,150
                                                   --------------
                                                        6,806,600
                                                   --------------

                 Manufacturing - 1.2%
       194,800   BMC Industries, Inc.                   3,141,150
       181,500   Zomax Optical Media, Inc.              1,678,875 (b)
                                                   --------------
                                                        4,820,025
                                                   --------------

                 Medical Products - 0.4%
        74,800   Physician Sales & Service, Inc.        1,608,200 (b)
                                                   --------------

                 Mining & Metals - 2.3%
       237,400   Battle Mountain Gold Co.               1,394,725
        48,100   Birmingham Steel Corp.                   757,575
       113,000   Cambior, Inc.                            663,875
        17,400   Carpenter Technology Corp.               836,288
       282,600   Dayton Mining Corp.                      547,537 (b)
        14,600   Getchell Gold Corp.                      350,400 (b)
       118,600   Greenstone Resources Ltd.                578,175 (b)
       226,100   Meridian Gold, Inc.                      664,169 (b)
        42,600   Placer Dome, Inc.                        540,487
        32,700   Reliance Steel & Aluminum Co.            972,825
        46,400   Steel Dynamics, Inc.                     742,400 (b)
        46,000   Titanium Metals Corp.                  1,328,250 (b)
        12,700   Universal Stainless &
                 Alloy Products, Inc.                     184,150 (b)
                                                   --------------
                                                        9,560,856
                                                   --------------

                 Natural Gas - 0.6%
        90,200   The Meridian Resource Corp.              862,538 (b)
        57,200   United Meridian Corp.                  1,608,750 (b)
                                                   --------------
                                                        2,471,288
                                                   --------------

                 Oil & Oil Service - 5.7%
        19,400   Cooper Cameron Corp.                   1,183,400 (b)
       218,100   Domain Energy Corp.                    3,435,075
       117,900   Eagle Geophysical, Inc.                1,532,700
        22,800   EVI Inc.                               1,179,900 (b)
        82,000   Forcenergy, Inc.                       2,147,375
        45,200   Global Marine, Inc.                    1,107,400 (b)
       117,400   Lomak Petroleum, Inc.                  1,907,750
        54,300   Marine Drilling Companies, Inc.        1,126,725 (b)
        35,800   Nuevo Energy Co.                       1,458,850
        30,300   Ocean Energy, Inc.                     1,494,169
        31,600   Pool Energy Services Co.                 703,100 (b)
        45,300   Pride International, Inc.              1,143,825 (b)
        34,200   Rowan Companies, Inc.                  1,043,100 (b)
       129,060   Swift Energy Co.                       2,718,326
        62,500   Vintage Petroleum, Inc.                1,187,500
                                                   --------------
                                                       23,369,195
                                                   --------------

                 Paper & Forest Products - 0.4%
        57,200   Mead Corp.                             1,601,600
                                                   --------------

                 Pollution Control - 3.0%
        90,800   Allied Waste Industries, Inc.          2,116,775
       431,100   IDM Environmental Corp.                3,017,700 (b)
       381,400   Recycling Industries, Inc.             2,288,400 (b)
       169,800   U.S. Filter Corp.                      5,083,388
                                                   --------------
                                                       12,506,263
                                                   --------------

                 Real Estate Investment Trust - 4.7%
       106,900   American General Hospitality Corp.     2,859,575
        27,700   Apartment Investment & Management Co.  1,017,975
        38,500   First Industrial Realty Trust, Inc.    1,390,812
       103,800   Glimcher Realty Trust                  2,341,988
        44,900   Highwoods Properties, Inc.             1,669,719
       156,600   InnKeepers USA Trust                   2,427,300
       132,600   Kilroy Realty Corp.                    3,812,250
       130,181   Patriot American Hospitality, Inc.     3,750,840
                                                   --------------
                                                       19,270,459
                                                   --------------

                 Restaurants - 1.2%
        57,500   Apple South, Inc.                        754,687
       163,700   Buffets, Inc.                          1,534,688
        17,300   Dave & Busters, Inc.                     389,250 (b)
       319,700   New World Coffee                         599,438 (b)
        37,400   Outback Steakhouse, Inc.               1,075,250 (b)
        36,600   Planet Hollywood
                 International, Inc.                      484,950 (b)
                                                   --------------
                                                        4,838,263
                                                   --------------

                 Retail - 5.0%
        10,800   Consolidated Stores Corp.                474,525 (b)
        29,000   Dole Food, Inc.                        1,326,750
        35,100   Dollar General Corp.                   1,272,375
        19,700   Dominicks Supermarkets, Inc.             719,050 (b)
       132,300   Food Lion, Inc.                        1,091,475
        48,100   Hot Topic, Inc.                        1,094,275
       139,400   Paul Harris Stores, Inc.               1,402,712
        33,000   Ross Stores, Inc.                      1,200,375
        41,200   Stein Mart, Inc.                       1,102,100 (b)
       237,800   Sunglass Hut International             1,501,113
       102,200   The Children's Place
                 Retail Stores, Inc.                      523,775
       129,200   Travis Boats & Motors, Inc.            3,116,950
       284,000   US Office Products Company.            5,573,500
       224,300   West Coast Entertainment Corp.           336,450 (b)
                                                   --------------
                                                       20,735,425
                                                   --------------

                 Services - 8.1%
       174,600   Coach USA, Inc.                        5,849,100
        29,000   Computer Horizons Corp.                1,305,000 (b)
        67,600   CORESTAFF, Inc.                        1,791,400
       268,500   Corporate Express, Inc.                3,456,938
       148,000   Cotelligent Group, Inc.                2,830,500 (b)
        99,900   F.Y.I., Inc.                           2,297,700 (b)
       111,100   Gartner Group, Inc.                    4,138,475 (b)
        42,800   ImageMAX,, Inc.                          433,350 (b)
       196,900   NovaCare Employee Services, Inc.       1,575,200 (b)
        68,800   OfficeMax, Inc.                          980,400
       144,900   PharMerica, Inc.                       1,503,337 (b)
       133,200   PMT Services, Inc.                     1,848,150
       126,000   Professional Staff plc                 2,142,000
        65,500   SPR, Inc.                              1,113,500 (b)
        34,500   Syntel, Inc.                             491,625
        70,100   Vestcom International, Inc.            1,568,488
                                                   --------------
                                                       33,325,163
                                                   --------------

                 Telecommunications Equipment - 2.5%
       126,200   DSC Communications Corp.               3,028,800
        57,500   Gilat Satellite Networks Ltd.          1,645,938
       211,100   Larscom, Inc.                          2,005,450 (b)
        29,900   Nice - Systems Ltd.                    1,255,800 (b)
       128,200   Orckit Communications Ltd.             2,387,725 (b)
                                                   --------------
                                                       10,323,713
                                                   --------------

                 Telephone & Telecommunications - 2.3%
       197,700   Aerial Communications, Inc.            1,408,612
        72,600   LCC International, Inc., Class A       1,052,700 (b)
       127,800   LCI International, Inc.                3,929,850
        99,500   STARTEC Global
                 Communications Corp.                   2,226,313 (b)
        57,500   Teledata Communications Ltd.           1,049,375 (b)
                                                   --------------
                                                        9,666,850
                                                   --------------

                 Textiles & Apparel - 0.2%
        43,200   Tefron Ltd.                              993,600
                                                   --------------

                 Trucking - 0.6%
        51,700   Heartland Express, Inc.                1,389,438 (b)
        30,200   USFreightways Corp.                      981,500
                                                   --------------
                                                        2,370,938
                                                   --------------
                 Total Common Stocks
                 (cost $369,785,286)                  367,191,598
                                                   --------------


     Principal
      Amount
  --------------
                 CORPORATE BONDS - 0.7% (a)
$    2,675,000   Complete Management, Inc.,
                 Convertible Subordinated
                 Debentures, 8%,
                 Due 8/15/2003
                 (cost $3,451,953)                  $   2,835,500
                                                   --------------

                 SHORT-TERM SECURITIES - 10.3% (a)
                 Commercial Paper
     4,900,000   American Express Credit Corp.,
                 6.15%, Due 1/7/1998                    4,894,977
    10,000,000   Centerior Fuel Corp., 6.25%,
                 Due 1/5/1998                           9,993,056
     6,800,000   Disney (Walt) Co., 6.6%,
                 Due 1/2/1998                           6,798,753
     1,000,000   Enterprise Funding Corp.,
                 5.75%, Due 1/30/1998                     995,368
     8,800,000   Ford Motor Credit Co.,
                 6.75%, Due 1/2/1998                    8,798,350
    10,600,000   Koch Industries, Inc.,
                 6.75%, Due 1/2/1998                   10,598,012
     501,000     Triple-A One Funding Corp.,
                 6.35%, Due 1/5/1998                      500,647
                                                   --------------
                 Total Short-Term Securities
                 (at amortized cost)                   42,579,163
                                                   --------------
                 Total Investments
                 (cost $415,816,402)                 $412,606,261
                                                   ==============

Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the Opportunity Growth Portfolio.

(b) Currently non-income producing.

(c) Includes stock rights that automatically traded with the stock and had no separate value at December 31, 1997

(d) At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $418,268,235 and the net unrealized depreciation of investments based on that cost was $5,661,974 which is comprised of $35,673,692 aggregate gross unrealized appreciation and $41,335,666 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
WORLD GROWTH PORTFOLIO

Portfolio of Investments
December 31, 1997

       Shares                                           Value
    ------------                                   --------------
                 ARGENTINA - 1.0% (a)
                 COMMON STOCKS
        10,613   Banco de Galicia Buenos Aires
                 'B' ADR (USD)                           $273,285
        10,799   Banco Frances del Rio de la
                 Plata ADR (USD)                          295,623
        72,535   Naviera Perez 'B'                        517,998
        16,490   Telefonica de Argentina ADR (USD)        614,253
        36,566   YPF Sociedad Anonima ADR (USD)         1,250,100
                                                   --------------
                 Total Argentina                        2,951,259
                                                   --------------

                 AUSTRALIA - 1.8% (a)
                 COMMON STOCKS
        73,528   Australia Gas & Light                    512,764
         8,000   Brambles Industries Ltd.                 158,766
        57,849   Broken Hill Proprietary                  537,269
        25,684   Colonial Ltd., Options Expiring 2/2/98     1,205 (b)
        58,400   Commonwealth Bank of Australia           669,895
        78,000   FXF Trust                                 13,217 (b)
       111,000   John Fairfax Holdings Ltd.               231,502
        19,485   Lend Lease Corp.                         380,980
        22,868   National Australia Bank Ltd.             319,397
        92,401   News Corp.                               510,083
        78,000   Publishing & Broadcasting                351,483
       190,000   Telstra Corp. Ltd.                       401,217 (b)
        50,700   Western Mining                           176,784
        57,000   Westpac Banking                          364,662
        55,000   Woodside Petroleum                       387,856
                                                   --------------
                                                        5,017,080
                                                   --------------

                 PREFERRED STOCKS
        29,830   News Corp.                               147,640
                                                   --------------
                 Total Australia                        5,164,720
                                                   --------------

                 BELGIUM - 1.4% (a)
                 COMMON STOCKS
         2,693   Credit Communal Holding/Dexia            361,601
         2,091   Generale de Banque S.A.                  910,026
            81   Generale de Banque S.A.,
                 VVPR (reduced tax) Strips                     22
         5,730   Kredietbank                            2,404,834
           104   UCB                                      343,289
                                                   --------------
                 Total Belgium                          4,019,772
                                                   --------------

                 BRAZIL - 2.4% (a)
                 COMMON STOCKS
         1,030   Brazil Fund (USD)                         21,630
        23,712   Centrais Eletricas Brasileiras
                 S.A. ADR (USD)                           589,836
        10,360   Companhia Brasileira de
                 Distribuicao Grupo Pao de
                 Acucar GDR (USD)                         200,725
           320   Companhia Energetica Brasilia (USD)       13,920
        20,848   Companhia Energetica Minas
                 Gerais ADR (USD)                         906,888
         2,800   Companhia Siderurgica Nacional (ADR)      72,275
        40,500   Telecomunicacoes Brasilias ADR (USD)   4,715,719
        76,020   Usinas Siderurgicas de Minas
                 Gerais ADR (USD)                         418,110
                                                   --------------
                 Total Brazil                           6,939,103
                                                   --------------

                 CANADA - 0.3% (a)
                 COMMON STOCKS
        16,090   Alcan Aluminum                           444,740
         5,900   Royal Bank of Canada                     312,949
                                                   --------------
                 Total Canada                             757,689
                                                   --------------

                 CHILE - 0.3% (a)
                 COMMON STOCKS
         8,522   Chilectra ADR (USD)                      231,159
         5,940   Chilgener ADR (USD)                      145,530
        10,755   Empresa Nacional de
                 Electric ADR (USD)                       190,229
         7,608   Enersis S.A. ADR (USD)                   220,632
         3,474   Santa Isabel (ADR)                        60,795
                                                   --------------
                 Total Chile                              848,345
                                                   --------------

                 CHINA - 0.3% (a)
                 COMMON STOCKS
        41,360   Huaneng Power International
                 'N' ADR (USD)                            959,035 (b)
                                                   --------------

                 CZECH REPUBLIC - 0.03% (a)
                 COMMON STOCKS
           700   SPT Telecom a.s.                          74,886 (b)
                                                   --------------

                 DENMARK - 0.3% (a)
                 COMMON STOCKS
         4,054   Den Danske Bank                          540,186
           807   Tele Danmark 'B'                          50,055
         4,510   Unidanmark 'A'                           331,080
                                                   --------------
                 Total Denmark                            921,321
                                                   --------------

                 FINLAND - 0.2% (a)
                 PREFERRED STOCKS
         8,960   Oy Nokia 'A'                             636,131
                                                   --------------

                 FRANCE - 9.0% (a)
                 COMMON STOCKS
         2,005   Accor                                    372,783
         8,909   Alcatel Alsthom                        1,132,406
         7,520   Assurances Generales de France           398,459
        11,640   AXA                                      900,681
         2,570   Canal Plus                               477,832
         1,041   Carrefour                                543,115
        10,250   Cie de St. Gobain                      1,456,135
         7,034   Credit Commercial de France              482,101
         1,539   Credit Local de France                   178,231
         2,513   Credit Local de France -
                 Dexia France                             291,029
        31,977   Eaux Cie Generale                      4,463,019
         5,160   Groupe Danone                            921,658
         2,820   GTM Entrepose                            189,765
         2,880   Guilbert S.A.                            410,574
         2,730   Havas S.A.                               196,409
         5,500   Lapeyre                                  302,941
         2,319   Legrand                                  461,989
         1,094   L'Oreal                                  428,075
         1,877   Pathe S.A.                               364,266
         4,931   Pinault Printemps Redoute              2,630,795
           587   Primagaz                                  49,059
        14,319   Sanofi                                 1,594,040
        22,810   Schneider S.A.                         1,238,566
         5,253   Societe Generale                         715,703
         9,045   Societe Nationale Elf Aquitaine        1,052,006
         1,746   Sodexho                                  935,010
           166   Sodexho Allinance SA (New)                86,744 (b)
         9,320   Television Francaise                     952,364
        27,309   Total 'B'                              2,972,069
                                                   --------------
                 Total France                          26,197,824
                                                   --------------

                 GERMANY - 5.8% (a)
                 COMMON STOCKS
         6,510   Allianz AG                             1,686,350
        28,122   Bayer                                  1,050,501
        22,272   Bayerische Hypotheken - und
                 Wechse - Bank                          1,087,013
        17,022   Bayerische Vereinsbank AG              1,113,699
         6,720   Bilfinger & Berger Bau AG                208,442
           400   Buderas                                  179,216
        10,380   Commerzbank AG                           408,518
        24,741   Deutsche Bank AG                       1,746,634
        30,878   Deutsche Telekom                         581,017
         7,730   Dresdner Bank AG                         356,647
        17,778   Dresdner Bank AG Warrants
                 Expiring 4/30/2002                       316,238 (b)
        29,347   Gehe AG                                1,468,206
         9,000   Hoechst AG                               315,184
           520   Hornbach Baumarkt                         14,742
           942   Mannesmann                               475,988
         4,716   Rhoen Klinikum                           461,389
         4,290   SAP AG                                 1,303,252
         9,593   Siemens AG                               567,917
        36,705   Veba AG                                2,499,437
           603   Volkswagen                               339,218
                                                   --------------
                                                       16,179,608
                                                   --------------

                 PREFERRED STOCKS
         1,200   Fielmann                                  26,682
         1,450   Fresenius AG                             266,795
         2,490   Hornbach Holdings AG                     172,326
         1,077   SAP AG                                   352,325
                                                   --------------
                                                          818,128
                                                   --------------
                 Total Germany                         16,997,736
                                                   --------------

                 HONG KONG - 2.3% (a)
                 COMMON STOCKS
        40,000   Cheung Kong Holdings Ltd.                261,969
        67,000   China Light & Power Co. Ltd.             371,790
       169,000   Doa Heng Bank Ltd.                       420,919
        12,188   First Pacific                              5,898
       374,142   Hong Kong Land Holdings (USD)            718,353
        12,000   Hong Kong Shanghai Bank Holdings         295,780
       272,000   Hutchison Whampoa                      1,705,923
       360,039   New World Development Co. Ltd.         1,245,199
        41,000   Sun Hung Kai Properties Ltd.             285,714
       139,000   Swire Pacific 'A'                        762,356
       356,000   Wharf Holdings                           781,004
                                                   --------------
                 Total Hong Kong                        6,854,905
                                                   --------------

                 INDIA - 0.2% (a)
                 COMMON STOCKS
        27,000   Mahanager Telephone
                 Nigam Ltd. (GDR)                         423,900 (b)
                                                   --------------

                 ITALY - 3.9% (a)
                 COMMON STOCKS
        41,000   Assicurazioni Generali                 1,007,038
        52,000   Banca Commerciale Italiana               180,780
       459,177   Credito Italiano                       1,415,947
       297,491   Ente Nazionale Idrocarburi             1,686,735
        64,160   IMI SpA                                  761,651
         9,074   Industrie Natuzzi SpA ADR (USD)          187,151
        71,600   Italgas                                  295,466
        35,729   Mediolanum SpA                           672,570
        17,600   Rinascente                               131,328
       530,400   Telecom Italia Mobile                  2,448,115
        72,000   Telecom Italia Mobile RNC                204,726
       357,903   Telecom Italia SpA                     2,286,209
                                                   --------------
                 Total Italy                           11,277,716
                                                   --------------

                 JAPAN - 18.6% (a)
                 COMMON STOCKS
         4,940   Advantest Corp.                          279,972
        42,000   Alps Electric                            395,650
        73,000   Amada                                    271,157
       144,000   Canon                                  3,352,684
        45,000   Citizen Watch Co.                        301,562
        71,000   Dai Nippon Screen
                 Manufacturing Co. Ltd.                   326,262
        13,000   Daifuku                                   63,223
        85,000   Daiichi Pharmaceutical                   956,958
       103,000   Daiwa House                              544,306
           140   DDI Corp.                                369,917
           242   East Japan Railway                     1,091,660
        19,600   Fanuc                                    741,549
       137,000   Hitachi                                  975,798
        95,000   Hitachi Zosen                            152,064
         8,000   Honda Motor Co.                          293,482
        25,000   Inax                                      72,566
        21,000   Ishihara Sangyo Kaisha                    23,321 (b)
        34,000   Ito-Yokado                             1,731,638
        63,000   Kao Corp.                                907,100
        33,000   Kokuyo                                   568,660
        90,000   Komatsu                                  451,482
        31,000   Komori                                   460,596
        33,000   Kumagai Gumi                              17,944
        88,000   Kuraray                                  727,885
        44,000   Kyocera                                1,994,945
        56,000   Makita                                   536,111
        90,000   Marui                                  1,399,249
       140,000   Matsushita Electric Industrial         2,047,944
        92,000   Mitsubishi                               725,741
       424,000   Mitsubishi Heavy Industries            1,766,531
        23,000   Mitsubishi Paper Mills                    32,236
       207,000   Mitsui Fudosan                         1,997,549
        16,000   Mitsui Petrochemical Industries           29,410
        42,000   Murata Manufacturing                   1,055,066
        18,000   National House Industrial                123,382
       246,000   NEC                                    2,618,825
       128,000   Nippon Denso                           2,303,745
        17,000   Nippon Hodo                               54,683
       503,000   Nippon Steel                             743,502
           106   Nippon Telegraph & Telecom               909,244
       133,000   Nomura Securities                      1,772,383
        42,000   Pioneer Electronic                       646,550
         4,000   Sangetsu Co. Ltd.                         41,051
        89,000   Sankyo Co.                             2,010,799
        10,400   Sega Enterprises                         187,976
       107,000   Sekisui Chemical                         543,318
        65,000   Sekisui House                            417,669
        11,000   Seven-Eleven Japan                       778,433
       116,000   Sharp Corp.                              797,794
        73,300   Shin-Etsu Chemical                     1,397,848
        32,000   Shiseido Co. Ltd.                        436,241
        32,300   Sony                                   2,869,572
       152,000   Sumitomo                                 849,812
       195,000   Sumitomo Electric                      2,658,344
        36,000   Sumitomo Forestry                        176,181
        31,000   TDK                                    2,336,218
       183,000   Teijin                                   382,622
        32,000   Tokio Marine & Fire Insurance            362,717
        16,900   Tokyo Electronics                        541,028
        31,800   Tokyo Steel Manufacturing                107,404
        68,000   Toppan Printing                          885,349
        34,000   Uny Co.                                  466,110
        8,400    Yurtec                                    51,531
                                                   --------------
                 Total Japan                           54,132,549
                                                   --------------

                 MALAYSIA - 0.01% (a)
                 COMMON STOCKS
        64,000   Time Engineering BHD                      16,455
                                                   --------------

                 MEXICO - 1.7% (a)
                 COMMON STOCKS
        75,000   Cementos de Mexico ADR (USD)             675,000
        47,850   Cemex 'B'                                255,540
        37,473   Cifra 'B' ADR (USD)                       84,900
        73,436   Gruma 'B'                                291,178 (b)
        11,260   Gruma S.A. GDR (USD)                     168,900 (b)
           700   Grupo Financiero Banamex
                 Accival 'L'                                1,804
       108,680   Grupo Financiero Banamex 'B'             325,212
       140,062   Grupo Industrial Maseca 'B'              144,739
         8,600   Grupo Televisa GDR (USD)                 332,713 (b)
       110,408   Kimberly-Clark Mexico 'A'                540,377
        29,435   Telefonos de Mexico 'L'
                 ADR (USD)                              1,650,200
        20,700   TV Azteca S.A. ADR (USD)                 467,044 (b)
                                                   --------------
                 Total Mexico                           4,937,607
                                                   --------------

                 NETHERLANDS - 10.8% (a)
                 COMMON STOCKS
        86,746   ABN Amro Holdings N.V.                 1,689,871
         2,290   Akzo Nobel                               394,833
        12,589   Baan Co. N.V.                            415,437 (b)
        18,060   Baan Co. N.V.                            591,416 (b)
        26,559   CSM                                    1,178,857
       225,499   Elsevier                               3,647,753
        30,375   Fortis Amev N.V.                       1,324,267
        10,231   Gucci Group N.V. (USD)                   428,423
        83,482   ING Groep N.V.                         3,516,072
        20,765   ING Groep N.V.,
                 Stock Warrants                           217,517 (b)
        16,094   Koninklijke Ahold NV                     419,881
        18,700   Koninklijke Nutricia Verenigde
                 Bedrijven NV                             567,184
         8,490   Koninklijke PTT Nederland                354,230
         1,940   Otra N.V.                                 27,746
        25,975   Polygram                               1,242,608
       138,258   Royal Dutch Petroleum                  7,589,138
        43,890   Unilever NV                            2,705,718
        38,967   Wolters Kluwer                         5,033,145
                                                   --------------
                 Total Netherlands                     31,344,096
                                                   --------------

                 NEW ZEALAND - 0.3% (a)
                 COMMON STOCKS
        74,000   Air New Zealand Ltd.                     148,240
        73,130   Fletcher Challenge Building              149,470
        63,042   Fletcher Challenge Energy                220,730
        87,000   Telecom Corp. of New Zealand             421,813
                                                   --------------
                 Total New Zealand                        940,253
                                                   --------------

                 NORWAY - 1.9% (a)
                 COMMON STOCKS
         5,570   Bergesen 'A'                             131,222
        48,654   Norsk Hydro                            2,368,208
        33,855   Orkla 'A'                              2,910,710
         6,910   Saga Petroleum 'B'                       104,785
                                                   --------------
                 Total Norway                           5,514,925
                                                   --------------

                 PANAMA - 0.3% (a)
                 COMMON STOCKS
         1,676   Banco Latinoamericano de
                 Exportaciones S.A. 'E'                    69,345
        22,020   Panamerican Beverages 'A'
                 ADR (USD)                                718,404
                                                   --------------
                 Total Panama                             787,749
                                                   --------------

                 PERU - 0.09% (a)
                 COMMON STOCKS
         5,710   Credicorp Ltd.                           102,780
         6,361   Telefonica del Peru S.A.
                 ADR (USD)                                148,291
                                                   --------------
                 Total Peru                               251,071
                                                   --------------

                 PORTUGAL - 0.4% (a)
                 COMMON STOCKS
        13,650   Jeronimo Martins                         433,121
        20,475   Jeronimo Martins (New Shares)            649,682 (b)
                                                   --------------
                 Total Portugal                         1,082,803
                                                   --------------

                 RUSSIA - 0.07% (a)
                 COMMON STOCKS
         2,280   Gazprom ADR (USD)                         55,005
         1,880   Lukoil Holding AB                        173,430
                                                   --------------
                 Total Russia                             228,435
                                                   --------------

                 SINGAPORE - 0.6% (a)
                 COMMON STOCKS
        28,000   City Developments Ltd.                   129,576
        22,600   Oversea - Chinese Banking
                 Corp. Ltd.                               131,403
        67,200   Overseas Union Bank                      257,158
       122,000   Singapore Land                           267,814
        52,000   Singapore Press                          650,964
        60,000   United Overseas Bank                     332,839
                                                   --------------
                 Total Singapore                        1,769,754
                                                   --------------

                 SOUTH KOREA - 0.1% (a)
                 COMMON STOCKS
        53,991   Korea Equity Fund (USD)                  357,690
            12   Samsung Electronics
                 GDR (USD)                                    168
                                                   --------------
                 Total South Korea                        357,858
                                                   --------------

                 SPAIN - 2.4% (a)
                 COMMON STOCKS
        12,260   Banco Bilbao Vizcaya S.A.                396,730
        13,430   Banco Popular Espanol S.A.               938,822
        37,492   Banco Santander SA                     1,252,604
         8,790   Centros Comerciales Pryca                130,970
         8,152   Corporacion Bancaria de
                 Espana S.A.                              496,023
        46,304   Endesa S.A.                              822,135
         9,366   Gas Natural SDG, S.A.                    485,667
        59,060   Iberdrola                                777,258
        13,325   Repsol S.A.                              568,510
        40,337   Telefonica de Espana                   1,151,729
                                                   --------------
                 Total Spain                            7,020,448
                                                   --------------

                 SWEDEN - 3.5% (a)
                 COMMON STOCKS
        57,930   ABB AB                                   685,830
       158,010   Astra AB                               2,656,751
        32,540   Atlas Copco 'B'                          969,245
        18,765   Electrolux 'B'                         1,302,222
         7,770   Esselte 'B'                              157,555
         6,582   Granges AB                               103,208 (b)
        41,220   Hennes & Mauritz AB                    1,817,025
       243,661   Nordbanken Holding AB                  1,377,899 (b)
         4,860   Sandvik 'A'                              138,334
        29,620   Sandvik 'B'                              846,829
         2,720   Scribona 'B'                              30,318
                                                   --------------
                 Total Sweden                          10,085,216
                                                   --------------

                 SWITZERLAND - 6.9% (a)
                 COMMON STOCKS
         1,060   ABB AG                                 1,331,166
         4,317   Adecco S.A.                            1,251,197
         4,140   Credit Suisse Group                      640,323
         2,595   Nestle                                 3,887,527
         3,878   Novartis AG                            6,289,940
           444   Roche Holdings                         4,407,487
           620   Schweizerische Bankgesellschaft          896,140
         4,716   Schwizerischer Bankverein              1,465,278
                                                   --------------
                 Total Switzerland                     20,169,058
                                                   --------------

                 UNITED KINGDOM - 17.7% (a)
                 COMMON STOCKS
       117,000   Abbey National                         2,106,212
       116,066   Argos plc                              1,047,558
       362,000   Asda Group                             1,064,961
        91,764   BG plc                                   412,979
        89,000   British Petroleum                      1,177,339
       222,000   Cable & Wireless                       1,950,797
       159,225   Cadbury Schweppes                      1,607,032
       257,800   Caradon plc                              749,483
        62,000   Centrica plc                              91,142 (b)
        95,000   Compass Group                          1,168,721
       114,000   David S. Smith                           371,681
        79,000   Electrocomponents                        587,801
        13,000   GKN                                      266,266
       169,500   Glaxo Wellcome                         4,040,975
        11,000   Heywood Williams Group                    37,761
        64,000   Hillsdown Holdings                       155,578
        58,000   John Laing 'A'                           307,230
       242,000   Kingfisher                             3,378,623
       423,000   National Westminster Bank              7,031,148
       167,000   Rank Group plc                           929,869
       439,000   Reed International plc                 4,182,134
        84,000   Rolls Royce                              324,230
       105,000   RTZ                                    1,294,331
       204,000   Safeway plc                            1,149,290
       595,000   Shell Transport & Trading              4,173,018
       562,400   SmithKline Beecham plc                 5,796,481
       133,000   T & N                                    557,054
       168,000   Tesco                                  1,385,329
       470,700   Tomkins                                2,226,599
       186,000   United News & Media                    2,117,150
                                                   --------------
                 Total United Kingdom                  51,688,772
                                                   --------------

                 VENEZUELA - 0.1% (a)
                 COMMON STOCKS
         8,372   Compania Anonima Nacional
                 Telefonos de Venezuela
                 ADR (USD)                                348,485
                                                   --------------


     Principal
      Amount
  --------------
                 SHORT-TERM SECURITIES - 5.3% (a)
                 Commercial Paper
$    2,500,000   Disney (Walt) Co. 6.6%
                 Due 1/2/98                             2,499,542
    13,000,000   Ford Motor Credit Co. 6.75%
                 Due 1/2/98                            12,997,563
                                                   --------------
                 Total Short term Securities
                 (at amortized cost)                   15,497,105
                                                   --------------
                 Total Investments                   $291,196,981 (d)
                                                   ==============

Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the World Growth Portfolio.

(b) Currently non-income producing.

(c) Security Classification:


                                                       Percentage of
                            Cost            Value        Portfolio
                       --------------   -------------- --------------
Common Stocks &
Warrants                 $264,019,189     $274,097,977       94.1%
Preferred Stocks            1,327,487        1,601,899        0.6%
Short-Term                 15,497,105       15,497,105        5.3%
                       --------------   --------------   ---------
   Total Investments     $280,843,781     $291,196,981      100.0%
                       ==============   ==============   =========

(d) At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $281,637,883 and the net unrealized appreciation of investments based on that cost was $9,559,098 which is comprised of $36,645,610 aggregate gross unrealized appreciation and $27,086,512 gross unrealized depreciation.

Abbreviations:

(ADR) - American Depository Receipts
(GDR) - Global Depository Receipts
(USD) - Denominated in U.S. Dollars

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
GROWTH PORTFOLIO

Portfolio of Investments
December 31, 1997

        Shares                                           Value
     ------------                                    ------------
                 COMMON STOCKS - 92.1% (a)
                 Aerospace - 0.6%
       138,600   Boeing Co.                            $6,782,738
        14,743   Raytheon Company                         727,014
        92,500   United Technologies Corp.              6,735,156
                                                   --------------
                                                       14,244,908
                                                   --------------

                 Airlines - 1.5%
        85,000   AMR Corp.                             10,922,500
       150,800   Continental Airlines
                 Holding, Inc., Class B                 7,257,250 (b)
       283,500   Southwest Airlines Co.                 6,981,187
       130,000   UAL Corp.                             12,025,000 (b)
                                                   --------------
                                                       37,185,937
                                                   --------------

                 Automotive - 1.7%
       295,800   Chrysler Corp.                        10,408,462
       254,300   General Motors Corp.                  15,416,938
       115,400   Goodyear Tire & Rubber Co. (The)       7,342,325
       186,000   Lear Corp.                             8,835,000
                                                   --------------
                                                       42,002,725
                                                   --------------

                 Bank & Finance - 16.3%
       195,000   Allstate Corp.                        17,720,625
       231,700   American Express Co.                  20,679,225
       245,300   American International Group, Inc.    26,676,375
        92,000   Banco Rio de La Plata S.A.             1,288,000 (b)
       325,000   Bank of New York Co., Inc.            18,789,062
       220,000   BankAmerica Corp.                     16,060,000
       249,700   Barnett Banks, Inc.                   17,947,188
       185,000   Chase Manhattan Corp.                 20,257,500
       190,000   Citicorp                              24,023,125
       159,900   CoreStates Financial Corporation      12,801,994
       203,400   Crestar Financial Corp.               11,593,800
       496,200   Federal Home Loan
                 Mortgage Corp.                        20,809,387
       340,000   Federal National Mortgage
                 Association                           19,401,250
       223,200   First Chicago NBD Corp.               18,637,200
        95,000   First Union Corp.                      4,868,750
       323,000   Hibernia Corp., Class A                6,076,437
       150,000   Household International, Inc.         19,134,375
       278,300   Lehman Brothers Holdings, Inc.        14,193,300
       293,300   MBNA Corp.                             8,010,756
       133,000   Mellon Bank Corp.                      8,063,125
       171,300   PaineWebber Group, Inc.                5,920,556
        93,600   PMI Group                              6,768,450
        64,600   Provident Bankshares Corporation       4,126,325
       235,000   Summit Bancorp                        12,513,750
       189,800   SunAmerica, Inc.                       8,113,950
        46,300   The CIT Group, Inc.                    1,493,175 (b)
       318,660   Travelers Group, Inc.                 17,167,807
       240,000   U.S. Bancorp                          26,865,000
       160,480   Washington Mutual, Inc.               10,240,630
                                                   --------------
                                                      400,241,117
                                                   --------------

                 Broadcasting - 0.7%
       224,900   CBS Corp.                              6,620,494
        15,000   Echostar Communications Corp.            251,250 (b)
       250,000   Tele-Communications, Inc.,
                 Liberty Media Group, Series A          9,062,500 (b)
       106,200   TV Azteca, S.A. de C.V.                2,396,137
                                                   --------------
                                                       18,330,381
                                                   --------------

                 Chemicals - 2.0%
       180,000   Air Products & Chemicals, Inc.        14,805,000
       228,300   Avery Dennison Corp.                  10,216,425
       251,300   E.I. du Pont de Nemours and Co.       15,093,706
       222,200   Praxair, Inc.                          9,999,000
                                                   --------------
                                                       50,114,131
                                                   --------------

                 Computer Software - 5.1%
       321,200   Autodesk, Inc.                        11,884,400
       271,800   BMC Software, Inc.                    17,836,875 (b)
        65,000   Check Point Software
                 Technologies Ltd.                      2,648,750
       393,450   Computer Associates
                 International, Inc.                   20,803,669
        87,800   J.D. Edwards & Company                 2,590,100
       175,000   Microsoft Corp.                       22,618,750 (b)
        78,200   Netscape Communications Corp.          1,906,125
       335,400   Oracle Corp.                           7,483,612 (b)
       200,600   Parametric Technology Corp.            9,503,425 (b)
       328,700   PeopleSoft, Inc.                      12,819,300 (b)
       188,400   Security Dynamics Technologies, Inc.   6,735,300 (b)
       175,600   Symantec Corp.                         3,852,225 (b)
       124,500   Viasoft, Inc.                          5,260,125
                                                   --------------
                                                      125,942,656
                                                   --------------

                 Computers & Office Equipment - 4.1%
       121,700   Bay Networks, Inc.                     3,110,956 (b)
        88,400   CDW Computer Centers, Inc.             4,607,850 (b)
       101,800   Compaq Computer Corp.                  5,745,337
       194,000   FORE Systems, Inc.                     2,958,500 (b)
       143,100   Gateway 2000, Inc.                     4,668,638 (b)
       311,500   Hewlett Packard Co.                   19,468,750
       299,900   Hypercom Corporation                   4,236,087 (b)
       316,300   International Business Machines       33,073,119
        73,800   MRV Communications, Inc.               1,761,975
       125,000   Storage Technology Corp.               7,742,187 (b)
       313,500   Sun Microsystems, Inc.                12,500,813 (b)
        40,800   Xylan Corp.                              617,100 (b)
                                                   --------------
                                                      100,491,312
                                                   --------------

                 Conglomerates - 2.9%
       530,200   AlliedSignal, Inc.                    20,644,663
       394,800   Dover Corp.                           14,262,150
       338,100   Thermo Electron Corp.                 15,045,450 (b)
       469,300   Tyco International Ltd.               21,147,831
                                                   --------------
                                                       71,100,094
                                                   --------------

                 Drugs & Health Care - 8.6%
       326,500   Abbott Laboratories                   21,406,156
       110,000   American Home Products Corp.           8,415,000
       300,500   Becton, Dickinson & Co.               15,025,000
       300,000   Biochem Pharma, Inc.                   6,262,500 (b)
       300,700   Bristol-Myers Squibb Co.              28,453,738
       193,100   Cephalon, Inc.                         2,196,513 (b)
       403,100   Eli Lilly & Co.                       28,065,838
        23,400   Guidant Corporation                    1,456,650
       216,900   Johnson & Johnson                     14,288,288
       358,900   Merck & Co., Inc.                     38,133,125
       242,900   Pfizer, Inc.                          18,111,231
       226,800   Schering-Plough Corp.                 14,089,950
       112,000   Warner-Lambert Co.                    13,888,000 (b)
                                                   --------------
                                                      209,791,989
                                                   --------------

                 Electrical Equipment - 2.4%
       546,300   General Electric Co.                  40,084,763
       275,000   Honeywell, Inc.                       18,837,500
                                                   --------------
                                                       58,922,263
                                                   --------------

                 Electronics - 1.7%
       288,600   Cypress Semiconductor Corp.            2,453,100 (b)
       300,000   Intel Corp.                           21,075,000
       126,300   Kulicke & Soffa Industries, Inc.       2,352,338 (b)
       115,700   Linear Technology Corp.                6,667,213
       207,800   National Semiconductor Corp.           5,389,813 (b)
       109,300   Speedfam International, Inc.           2,896,450 (b)
        39,300   Vitesse Semiconductor Corp.            1,483,575 (b)
                                                   --------------
                                                       42,317,489
                                                   --------------

                 Food & Beverage - 4.6%
        69,900   Campbell Soup Co.                      4,062,938
       465,000   Coca-Cola Co.                         30,980,625
       138,500   ConAgra, Inc.                          4,544,531
        69,800   General Mills, Inc.                    4,999,425
       129,300   Hershey Foods Corp.                    8,008,519
       184,600   Nabisco Holdings, Inc.                 8,941,563
       546,100   PepsiCo, Inc.                         19,898,519
        86,400   Ralston-Ralston Purina Group           8,029,800
       381,200   Sara Lee Corp.                        21,466,325
                                                   --------------
                                                      110,932,245
                                                   --------------

                 Healthcare Management - 1.1%
       147,900   Capital Senior Living Corp.            1,543,706 (b)
       241,700   FPA Medical Management, Inc.           4,501,663 (b)
       384,400   Tenet Healthcare Corporation          12,733,250 (b)
       174,400   United Healthcare Corp.                8,665,500
                                                   --------------
                                                       27,444,119
                                                   --------------

                 Household Products - 4.6%
       203,000   Avon Products, Inc.                   12,459,125
       107,100   Benckiser NV                           4,404,488 (b)
       183,000   Colgate Palmolive Co.                 13,450,500
       305,000   Gillette Co.                          30,633,438
       202,000   Kimberly-Clark Corp.                   9,961,125
       391,400   Procter & Gamble Co.                  31,238,613
       165,200   Unilever N.V., ADR                    10,314,675
                                                   --------------
                                                      112,461,964
                                                   --------------

                 Leisure & Entertainment - 3.0%
       208,000   American Skiing Company                3,094,000 (b)
        83,000   CapStar Hotel Co.                      2,847,937 (b)
       321,000   Disney (Walt) Co.                     31,799,063
       348,200   Host Marriott Corp.                    6,833,425
       152,600   Royal Caribbean Cruises Ltd.           8,135,488
       255,600   Signature Resorts, Inc.                5,591,250 (b)
       255,400   Time Warner, Inc.                     15,834,800
                                                   --------------
                                                       74,135,963
                                                   --------------

                 Machinery & Equipment - 1.5%
       137,300   Case Corp.                             8,298,069
        35,600   Cummins Engine Co., Inc.               2,102,625
       248,500   Deere & Co.                           14,490,656
        69,600   PACCAR, Inc.                           3,654,000
       160,100   Parker-Hannifin Corp.                  7,344,588
                                                   --------------
                                                       35,889,938
                                                   --------------

                 Manufacturing - 0.1%
       113,900   BMC Industries, Inc.                   1,836,638
                                                   --------------

                 Mining & Metals - 0.9%
       160,000   Aluminum Co. of America               11,260,000
       152,000   British Steel plc (ADR)                3,258,500
       525,000   Homestake Mining Co.                   4,659,375
       187,500   Placer Dome, Inc.                      2,378,906
                                                   --------------
                                                       21,556,781
                                                   --------------

                 Oil & Oil Service - 5.7%
       123,400   Apache Corp.                           4,326,712
       246,500   Baker Hughes, Inc.                    10,753,563
       127,000   British Petroleum Co. plc             10,120,312
        75,800   Camco International, Inc.              4,827,512
       283,100   Chevron Corp.                         21,798,700
       114,800   Diamond Offshore Drilling, Inc.        5,524,750
       347,900   Halliburton Co.                       18,069,056
       201,000   Input/Output, Inc.                     5,967,188
       271,600   Mobil Corp.                           19,606,125
       228,400   Noble Affiliates, Inc.                 8,051,100
       124,600   Santa Fe International Corp.           5,069,662
       262,200   Texaco, Inc.                          14,257,125
        92,600   Total SA                               5,139,300
       166,400   Unocal Corp.                           6,458,400
                                                   --------------
                                                      139,969,505
                                                   --------------

                 Paper & Forest Products - 0.5%
       176,700   Boise Cascade Corp.                    5,345,175
        50,000   International Paper Co.                2,156,250
       185,000   Mead Corp.                             5,180,000
                                                   --------------
                                                       12,681,425
                                                   --------------

                 Photography - 0.4%
       180,800   Eastman Kodak Co.                     10,994,900
                                                   --------------

                 Pollution Control - 0.9%
       421,300   USA Waste Services, Inc.              16,536,025
       205,600   U.S. Filter Corp.                      6,155,150
                                                   --------------
                                                       22,691,175
                                                   --------------

                 Publishing & Printing - 0.8%
       201,100   Gannett Co., Inc.                     12,430,494
        99,200   New York Times Co.                     6,559,600
                                                   --------------
                                                       18,990,094
                                                   --------------

                 Real Estate Investment Trust - 1.7%
       172,500   Bedford Property Investors, Inc.       3,773,437
       173,323   Equity Office Properties Trust         5,470,507
       206,800   General Growth Properties              7,470,650
       203,000   Glenborough Realty Trust, Inc.         6,013,875
       166,200   Glimcher Realty Trust                  3,749,888
       198,600   InnKeepers USA Trust                   3,078,300
       185,800   Kilroy Realty Corp.                    5,341,750
       200,000   Prentiss Properties Trust              5,587,500
        83,200   Sunstone Hotel Investors, Inc.         1,435,200
                                                   --------------
                                                       41,921,107
                                                   --------------

                 Restaurants - 0.5%
       101,700   Boston Chicken, Inc.                     654,694 (b)
       213,400   Outback Steakhouse, Inc.               6,135,250
       183,700   Wendy's International, Inc.            4,420,281
                                                   --------------
                                                       11,210,225
                                                   --------------

                 Retail - 5.3%
       195,400   Borders Group, Inc.                    6,118,463 (b)
       168,500   Circuit City Stores, Inc.              5,992,281
        96,900   Costco Companies, Inc.                 4,324,162
       274,600   CVS Corp.                             17,591,563
       123,100   Dayton Hudson Corp.                    8,309,250
       251,800   Federated Department Stores           10,843,137 (b)
       114,000   General Nutrition Companies            3,876,000
       400,200   Kroger Co.                            14,782,388 (b)
       156,200   Polo Ralph Lauren Corp.                3,797,612
       400,000   Safeway, Inc.                         25,300,000 (b)
       239,700   Sunglass Hut International             1,513,106
       385,350   US Office Products Company             7,562,494
       525,000   Wal-Mart Stores, Inc.                 20,704,688
                                                   --------------
                                                      130,715,144
                                                   --------------

                 Services - 2.6%
       298,492   AccuStaff, Inc.                        6,865,316 (b)
       231,300   Budget Group, Inc.                     7,994,306 (b)
       750,000   Cendant Corporation                   25,781,250 (b)
       160,000   Computer Sciences Corp.               13,360,000 (b)
       302,400   First Data Corp.                       8,845,200
        36,900   Stewart Enterprises, Inc.              1,720,462
                                                   --------------
                                                       64,566,534
                                                   --------------

                 Telecommunications Equipment - 5.2%
       383,900   ADC Telecommunications, Inc.          16,027,825 (b)
       140,000   CIENA Corp.                            8,557,500
       672,300   Cisco Systems, Inc.                   37,480,725 (b)
       253,800   DSC Communications Corp.               6,091,200
       193,300   Lucent Technologies, Inc.             15,439,838
       153,800   Motorola, Inc.                         8,776,212
       277,300   NextLevel Systems, Inc.                4,956,737
       140,000   Nokia Corp., ADR                       9,800,000
       380,000   Tellabs, Inc.                         20,092,500 (b)
                                                   --------------
                                                      127,222,537
                                                   --------------

                 Telephone & Telecommunications - 5.1%
       200,000   Ameritech Corp.                       16,100,000
       109,600   AT&T Corp.                             6,713,000
       241,500   BellSouth Corp.                       13,599,469
       106,200   GTE Corp.                              5,548,950
       351,700   LCI International, Inc.               10,814,775
       122,700   MasTec, Inc.                           2,806,763 (b)
       263,200   MCI Communications Corp.              11,268,250
       327,500   MobileMedia Corp., Class A                40,937 (b)
       207,500   SBC Communications, Inc.              15,199,375
        95,000   Telecomunicacoes Brasileir
                 S.A. Telebras ADR                     11,061,563
       306,300   Teleport Communications Group, Inc.   16,808,212 (b)
       258,500   Vanguard Cellular Systems, Inc.        3,295,875
       328,100   WorldCom, Inc.                         9,925,025 (b)
                                                   --------------
                                                      123,182,194
                                                   --------------
                 Total Common Stock
                 (cost $1,996,722,267)              2,259,087,490
                                                   --------------

                 PREFERRED STOCK - 0.3% (a)
       134,100   EchoStar Communications Corporation
                 (cost $6,690,000)                      6,235,650 (b)
                                                   --------------


     Principal
      Amount
  --------------
                 CORPORATE BONDS - 0.2% (a)
$    6,250,000   Broadband Technologies, Inc.,
                 Convertible Subordinated Notes
                 (cost $6,251,582)                      3,968,750
                                                   --------------

                 SHORT-TERM SECURITIES - 7.4% (a)
                 Commercial Paper - 5.7%
     3,797,000   Disney (Walt) Co., 6.1%,
                 Due 1/5/1998                           3,794,426
    10,500,000   Gillette Co., 6.75%,
                 Due 1/2/1998                          10,498,031
    28,800,000   Harvard University., 6.75%,
                 Due 1/2/1998                          28,794,600
    10,000,000   Hewlett Packard Co., 5.9%,
                 Due 1/7/1998                           9,990,167
    20,000,000   Koch Industries, Inc., 6.25%,
                 Due 1/5/1998                          19,986,111
    10,000,000   Monsanto Co., 5.97%,
                 Due 1/16/1998                          9,975,125
     6,490,000   Monsanto Co., 6.1%,
                 Due 1/7/1998                           6,483,402
    12,600,000   New Center Asset Trust,
                 6.75%, Due 1/2/1998                   12,597,637
     3,500,000   Peregrine Investment Holdings Ltd.,
                 6.45%, Due 1/13/1998                   3,492,475
    12,600,000   Sheffield Receivables Corp., 5.95%,
                 Due 1/23/1998                         12,554,185
     5,000,000   TMI-1 Fuel Corp., 6.5%,
                 Due 1/7/1998                           4,994,583
     8,000,000   UBS Finance (Delaware) Inc.,
                 7.0%, Due 1/2/1998                     7,998,444
     9,700,000   Warner-Lambert Co., 6.02%,
                 Due 1/6/1998                           9,691,890
                                                   --------------
                 Total Commercial Paper               140,851,076
                                                   --------------

                 U.S. Government Agency - 1.7%
    10,000,000   Federal Home Loan Bank,
                 Consolidated Discount Notes,
                 5.65%, Due 1/14/1998                   9,979,597
    20,000,000   Federal Home Loan Bank,
                 Consolidated Discount Notes,
                 5.68%, Due 1/20/1998                  19,940,044
    10,000,000   Federal National Mortgage
                 Association, Consolidated
                 Discount Notes, 5.64%,
                 Due 2/25/1998                          9,913,833
                                                   --------------
                 Total U.S. Government Agency          39,833,474
                                                   --------------
                 Total Short-Term Securities
                 (at amortized cost)                  180,684,550
                                                   --------------
                 Total Investments
                 (cost $2,190,348,401)             $2,449,976,440 (c)
                                                   ==============

Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the Growth Portfolio.

(b) Currently non-income producing.

(c) At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $2,198,670,538 and the net unrealized appreciation of investments based on that cost was $251,305,902 which is comprised of $321,745,403 aggregate gross unrealized appreciation and $70,439,501 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
HIGH YIELD PORTFOLIO

Portfolio of Investments
December 31, 1997

  Principal                                                                                      Maturity
   Amount                                                                               Rate       Date          Value
 ----------                                                                         ----------  ----------    ----------

             CORPORATE BONDS - 80.9% (a)
             Aerospace - 0.3%
 $4,200,000  Stellex Industries, Inc., Sr. Subordinated Notes                            9.5%    11/1/2007     $4,263,000
                                                                                                            -------------

             Airlines - 1.1%
  3,100,000  Constellation Finance, LLC, Airline Receivable Asset Backed Notes           9.8%     1/1/2001      3,131,000
  3,000,000  Northwest Airlines, Inc., Notes                                           8.375%    3/15/2004      3,088,773
  4,200,000  Northwest Airlines, Inc., Notes                                             8.7%    3/15/2007      4,349,293
  3,000,000  U.S. Air, Inc., Sr. Secured Equipment Trust, Series 1993-A-3             10.375%     3/1/2013      3,356,250
                                                                                                            -------------
                                                                                                               13,925,316
                                                                                                            -------------

             Automotive - 0.5%
  3,000,000  Chief Auto Parts, Inc., Sr. Notes                                          10.5%    5/15/2005      2,955,000
  3,050,000  Delco Remy International, Inc., Sr. Notes                                 8.625%   12/15/2007      3,107,187
                                                                                                            -------------
                                                                                                                6,062,187
                                                                                                            -------------

             Bank & Finance - 7.6%
  5,550,000  AmeriCredit Corp., Sr. Notes                                               9.25%     2/1/2004      5,550,000
  3,550,000  Chevy Chase Savings Bank, Subordinated Debentures                          9.25%    12/1/2005      3,656,500
  4,200,000  Delta Financial Corp., Sr. Notes                                            9.5%     8/1/2004      4,200,000
  7,200,000  Dollar Financial Group, Inc., Sr. Notes, Series A                        10.875%   11/15/2003      7,812,000
  6,000,000  Emergent Group, Inc., Sr. Notes                                           10.75%    9/15/2004      5,977,500
 11,850,000  First Nationwide Holdings, Inc., Sr. Notes                                 12.5%    4/15/2003     13,538,625
  3,896,000  HomeSide, Inc., Sr. Secured Second Priority Bonds, Series B               11.25%    5/15/2003      4,636,240
  9,100,000  Mego Mortgage Corp., Sr. Subordinated Notes                                12.5%    12/1/2001      7,598,500
  4,250,000  Metris Companies, Inc., Sr. Notes                                            10%    11/1/2004      4,335,000
  3,800,000  Residential Reinsurance Ltd., Notes                                      11.869%    1/15/1998      3,887,875 (e)
  4,800,000  Riggs Capital Trust II, Trust Preferred Securities, Series C              8.875%    3/15/2027      5,213,030
  4,800,000  Southern Pacific Funding, Sr. Notes                                        11.5%    11/1/2004      4,824,000
  2,010,000  Trizec Finance Ltd., Sr. Notes                                           10.875%   10/15/2005      2,261,250
  3,000,000  Veritas Capital Trust, Trust Preferred Securities                            10%     1/1/2028      3,037,500
  7,800,000  Veritas Holdings GMBH, Sr. Notes                                          9.625%   12/15/2003      8,346,000
  7,500,000  Williams Scotsman, Inc., Sr. Notes                                        9.875%     6/1/2007      7,837,500
  7,800,000  Wilshire Financial Services Group, Inc., Notes                             13.0%     1/1/2004      7,975,500
                                                                                                            -------------
                                                                                                              100,687,020
                                                                                                            -------------

             Broadcasting - 10.8%
  4,500,000  American Telecasting, Inc., Sr. Discount Notes                       Zero Coupon    8/15/2005      1,327,500
  3,136,850  American Telecasting, Inc., Sr. Discount Notes                       Zero Coupon    6/15/2004      1,050,845
  3,600,000  Australis Holdings Pty Ltd., Sr. Discount Notes                      Zero Coupon    11/1/2002      2,088,000
 16,502,221  Australis Media Ltd., Sr. Discount Notes                             Zero Coupon    5/15/2003      7,260,977
  3,000,000  Cablevision Systems Corp., Sr. Notes                                      7.875%   12/15/2007      3,075,000
  3,600,000  Century Communications Corp., Sr. Notes                                   8.375%   12/15/2007      3,609,000
  9,750,000  Chancellor Media Corp., Sr. Subordinated Notes                            8.125%   12/15/2007      9,591,562
  6,000,000  CS Wireless Systems, Inc., Sr. Discount Notes, Series B              Zero Coupon     3/1/2006      1,590,000
  5,450,000  Diamond Cable Co., Sr. Discount Notes                                Zero Coupon    9/30/2004      4,905,000
  2,400,000  Echostar DBS Corp., Sr. Secured Notes                                      12.5%     7/1/2002      2,604,000
  7,800,000  EchoStar Satellite Broadcasting Corp., Sr. Secured Discount Notes    Zero Coupon    3/15/2004      6,669,000
  9,896,158  Falcon Holdings Group L.P., Sr. Subordinated Notes, Series B               11.0%    9/15/2003     10,737,331
 10,800,000  Groupo Televisa S.A., Sr. Notes                                          11.875%    5/15/2006     12,271,500
  8,500,000  Intermedia Capital Partners, Sr. Notes                                    11.25%     8/1/2006      9,350,000
  5,900,000  International CableTel, Inc., Convertible Subordinated Notes                7.0%    6/15/2008      5,892,625
  6,300,000  International CableTel, Inc., Sr. Notes, Series A                    Zero Coupon    4/15/2005      5,276,250
  4,800,000  Jacor Communications, Inc., Convertible Liquid Yield Option Notes    Zero Coupon    6/12/2011      3,546,000
  3,050,000  James Cable Partners, L.P., Sr. Notes                                     10.75%    8/15/2004      3,233,000
  4,200,000  NTL, Inc., Sr. Notes, Series B                                             10.0%    2/15/2007      4,441,500
  6,000,000  Olympus Communications, L.P., Sr. Notes                                  10.625%   11/15/2006      6,675,000
  7,050,000  Rogers Cablesystems Ltd., Sr. Secured Second Priority Notes               9.625%     8/1/2002      7,543,500
  4,000,000  Rogers Cantel, Inc., Sr. Secured Notes                                      8.3%    10/1/2007      3,990,000
  7,000,000  Rogers Communications, Inc., Convertible Debentures                         2.0%   11/26/2005      4,191,250
  3,000,000  Rogers Communications, Inc., Sr. Notes                                    9.125%    1/15/2006      3,060,000
    703,583  Scott Cable Communications, Jr. Subordinated Notes, Payment-In-Kind        16.0%    7/18/2002        138,078
  3,000,000  Sinclair Broadcast Group, Sr. Subordinated Notes                           8.75%   12/15/2007      3,015,000
  3,000,000  Sinclair Broadcast Group, Sr. Subordinated Notes                              9%    7/15/2007      3,075,000
  2,500,000  UIH Australia/Pacific, Inc., Sr. Discount Notes                      Zero Coupon    5/15/2006      1,662,500
  4,900,000  UIH Australia/Pacific, Inc., Sr. Discount Notes, Series B            Zero Coupon    5/15/2006      3,258,500
  7,200,000  United International Holdings, Inc., Sr. Discount Notes              Zero Coupon   11/15/1999      6,012,000
  4,900,000  Wireless One, Inc., Sr. Notes                                              13.0%   10/15/2003      1,788,500
                                                                                                            -------------
                                                                                                              142,928,418
                                                                                                            -------------

             Building Products & Materials - 1.3%
  6,150,000  Atrium Companies, Inc., Sr. Subordinated Notes                             10.5%   11/15/2006      6,503,625
  6,000,000  CEMEX S.A. de C.V., Notes                                                 12.75%    7/15/2006      7,200,000
  3,600,000  Nortek, Inc., Sr. Notes                                                   9.125%     9/1/2007      3,672,000
                                                                                                            -------------
                                                                                                               17,375,625
                                                                                                            -------------

             Chemicals - 0.4%
  4,800,000  Sovereign Specialty Chemicals, Inc., Sr. Subordinated Notes                 9.5%     8/1/2007      4,944,000
                                                                                                            -------------

             Computers & Office Equipment - 1.2%
  5,250,000  Dictaphone Corp., Sr. Subordinated Notes                                  11.75%     8/1/2005      5,118,750
  3,600,000  Unisys Corp., Sr. Notes                                                    12.0%    4/15/2003      4,095,000
  6,000,000  Unisys Corp., Sr. Notes                                                   11.75%   10/15/2004      6,885,000
                                                                                                            -------------
                                                                                                               16,098,750
                                                                                                            -------------

             Construction & Home Building - 1.2%
  9,600,000  Peters (J.M.) Co., Inc., Sr. Notes                                        12.75%     5/1/2002     10,176,000
  5,400,000  The Fortress Group, Inc., Sr. Notes                                       13.75%    5/15/2003      6,129,000
                                                                                                            -------------
                                                                                                               16,305,000
                                                                                                            -------------

             Containers & Packaging - 1.3%
  1,850,000  Radnor Holdings Corp.                                                      10.0%    12/1/2003      1,928,625
  4,750,000  Radnor Holdings Corp., Sr. Notes                                           10.0%    12/1/2003      4,951,875
  2,866,000  Silgan Holdings, Inc., Subordinated Debentures, Payment-In-Kind           13.25%    7/15/2006      3,281,570
  3,100,000  Vicap, S.A. de C.V., Sr. Guaranteed Notes                                 10.25%    5/15/2002      3,255,000
  3,700,000  Vicap, S.A. de C.V., Sr. Guaranteed Notes                                11.375%    5/15/2007      3,996,000
                                                                                                            -------------
                                                                                                               17,413,070
                                                                                                            -------------

             Drugs & Health Care - 0.6%
  4,100,000  ICN Pharmaceuticals, Inc., Sr. Notes                                       9.25%    8/15/2005      4,366,500
  3,550,000  Owens & Minor, Inc., Sr. Subordinated Notes                              10.875%     6/1/2006      3,931,625
                                                                                                            -------------
                                                                                                                8,298,125
                                                                                                            -------------

             Electric Utilities - 2.2%
  2,400,000  AES Corp., Sr. Subordinated Notes                                           8.5%    11/1/2007      2,412,000
  2,100,000  CMS Energy Corp., Sr. Notes                                               7.625%   11/15/2004      2,100,388
  7,200,000  CMS Energy Corp., Sr. Unsecured Notes                                     8.125%    5/15/2002      7,420,010
  5,100,000  Espirito Santo Centrais Eletricas S.A.-ELCELSA, Sr. Notes                  10.0%    7/15/2007      4,577,250
  3,550,000  Midland Cogen Venture Fund II, Secured Lease Obligation Bonds, Series A   11.75%    7/23/2005      4,259,666
  3,000,000  Midland Cogen Venture Fund II, Subordinated Secured Lease
             Obligation Bonds                                                          13.25%    7/23/2006      3,809,193
  4,200,000  Panda Global Energy Co., Sr. Secured Notes                                 12.5%    4/15/2004      3,843,000
                                                                                                            -------------
                                                                                                               28,421,507
                                                                                                            -------------

             Electrical Equipment - 1.7%
  4,900,000  EV International, Inc., Sr. Subordinated Notes, Series A                   11.0%    3/15/2007      5,034,750
  5,400,000  Protection One Alarm Monitoring, Inc.,
             Convertible Sr. Subordinated Notes                                         6.75%    9/15/2003      6,405,750
  4,800,000  Protection One Alarm Monitoring, Inc.,
             Sr. Subordinated Discount Notes                                      Zero Coupon    6/30/2005      5,184,000
  6,100,000  Telex Communications, Inc., Unsecured Sr. Notes                            10.5%     5/1/2007      6,130,500
                                                                                                            -------------
                                                                                                               22,755,000
                                                                                                            -------------

             Food & Beverage - 3.1%
  4,800,000  Ameriserve Food Distribution, Inc., Sr. Notes                             8.875%   10/15/2006      4,848,000
  1,200,000  CFP Holdings, Inc., Sr. Notes, Series B                                  11.625%    1/15/2004      1,206,000
  4,200,000  Cott Corp., Sr. Notes                                                       8.5%     5/1/2007      4,284,000
  9,000,000  Fresh Del Monte Corp., Sr. Notes, Series B                                 10.0%     5/1/2003      9,405,000
  9,000,000  Gorges/Quik-to-Fix Foods, Sr. Subordinated Notes, Series B                 11.5%    12/1/2006      9,540,000
  7,300,000  Imperial Holly Corp., Sr. Subordinated Notes                               9.75%   12/15/2007      7,382,125
  3,600,000  Southern Foods Group, L.P., Sr. Subordinated Notes                        9.875%     9/1/2007      3,771,000
                                                                                                            -------------
                                                                                                               40,436,125
                                                                                                            -------------

             Hospital Management - 2.2%
  7,900,000  Integrated Health Services, Inc., Sr. Subordinated Notes                   9.25%    1/15/2008      8,077,750
  6,600,000  Merit Behavioral Care Corp., Sr. Subordinated Notes                        11.5%   11/15/2005      7,689,000
  4,200,000  PhyMatrix Corp., Convertible Subordinated Debentures                       6.75%    6/15/2003      3,874,500
  4,300,000  Tenet Healthcare Corp., Sr. Subordinated Notes                            8.625%    1/15/2007      4,450,500
  5,400,000  Vencor, Inc., Sr. Subordinated Notes                                      8.625%    7/15/2007      5,420,250
                                                                                                            -------------
                                                                                                               29,512,000
                                                                                                            -------------

             Household Products - 1.6%
  6,850,000  BPC Holding Corp., Sr. Secured Notes, Series B                             12.5%    6/15/2006      7,569,250
  3,000,000  Converse, Inc., Convertible Subordinated Notes                                7%     6/1/2004      1,920,000
  3,000,000  Sealy Mattress Company, Sr. Discount Notes                           Zero Coupon   12/15/2007      1,830,000
  3,000,000  Sealy Mattress Company, Sr. Subordinated Notes                            9.875%   12/15/2007      3,090,000
  6,000,000  Simmons Co., Sr. Subordinated Notes                                       10.75%    4/15/2006      6,345,000
                                                                                                            -------------
                                                                                                               20,754,250
                                                                                                            -------------

             Industrial - 0.3%
  4,200,000  Navistar Financial Corp., Sr. Subordinated Notes, Series B                  9.0%     6/1/2002      4,373,250
                                                                                                            -------------

             Leisure & Entertainment - 2.9%
  7,471,000  AMF Group, Inc., Sr. Subordinated Discount Notes, Series B           Zero Coupon    3/15/2006      5,911,429
  3,000,000  CapStar Hotel Company, Convertible Subordinated Notes                      4.75%   10/15/2004      3,003,750
  3,000,000  CapStar Hotel Company, Sr. Subordinated Notes                              8.75%    8/15/2007      3,105,000
  7,200,000  HMH Properties, Inc., Sr. Secured Notes                                   8.875%    7/15/2007      7,614,000
  3,000,000  IMAX Corp., Sr. Notes                                                      10.0%     3/1/2001      3,165,000
  6,100,000  Lodgenet Entertainment, Sr. Notes                                         10.25%   12/15/2006      6,328,750
  3,100,000  Production Resource Group LLC, Sr. Subordinated Notes                      11.5%    1/15/2008      3,123,250
  5,400,000  Signature Resorts, Inc., Sr. Subordinated Notes                            9.75%    10/1/2007      5,427,000
                                                                                                            -------------
                                                                                                               37,678,179
                                                                                                            -------------

             Machinery & Equipment - 0.6%
  4,200,000  Motors and Gears, Inc., Sr. Notes, Series C                               10.75%   11/15/2006      4,483,500
  3,000,000  Scotsman Group, Inc., Sr. Subordinated Notes                              8.625%   12/15/2007      3,022,500
                                                                                                            -------------
                                                                                                                7,506,000
                                                                                                            -------------

             Mining & Metals - 1.4%
  4,850,000  Altos Hornos de Mexico, Bonds, Series B                                  11.875%    4/30/2004      5,044,000
  6,600,000  CSN Iron Panama, Guaranteed Notes                                         9.125%     6/1/2007      5,643,000
  6,600,000  Westmin Resources Ltd., Sr. Notes                                          11.0%    3/15/2007      7,260,000
                                                                                                            -------------
                                                                                                               17,947,000
                                                                                                            -------------

             Oil & Gas - 5.6%
 10,200,000  Abraxas Petroleum Corp., Sr. Notes, Series B                               11.5%    11/1/2004     11,194,500
  6,200,000  Belden & Blake Corp., Sr. Subordinated Notes                              9.875%    6/15/2007      6,293,000
  6,100,000  Benton Oil & Gas, Sr. Notes                                               9.375%    11/1/2007      6,267,750
  4,800,000  Coho Energy, Inc., Sr. Subordinated Notes                                 8.875%   10/15/2007      4,836,000
  4,200,000  Cross Timbers Oil Co., Sr. Subordinated Notes                              8.75%    11/1/2009      4,289,250
  9,050,000  National Energy Group, Inc., Sr. Notes, Series C                          10.75%    11/1/2006      9,479,875
  1,800,000  Newpark Resources, Inc., Sr. Subordinated Notes                           8.625%   12/15/2007      1,838,250
  4,250,000  Perez Companc S.A., Notes                                                 8.125%    7/15/2007      4,101,250
  6,167,000  Petroleum Heat & Power Co., Inc., Subordinated Debentures                 12.25%     2/1/2005      6,136,165
  5,100,000  Pride Petroleum Services, Inc., Sr. Notes                                 9.375%     5/1/2007      5,508,000
  4,850,000  Snyder Oil Corp., Sr. Subordinated Notes                                   8.75%    6/15/2007      4,947,000
  6,000,000  Southwest Royalties, Inc., Sr. Notes                                       10.5%   10/15/2004      6,000,000
  3,650,000  Trico Marine Services, Inc., Sr. Unsecured Notes, Series E                  8.5%     8/1/2005      3,718,437
                                                                                                            -------------
                                                                                                               74,609,477
                                                                                                            -------------

             Paper & Forest Products - 3.6%
  6,100,000  Ainsworth Lumber Co. Ltd., Sr. Secured Notes, Payment-In-Kind              12.5%    7/15/2007      6,161,000
  3,600,000  APP Finance (II) Mauritius Ltd., Guaranteed Preferred Securities,
             Series B                                                                   12.0%    2/15/2004      3,105,000
  4,900,000  APP International Finance, Guaranteed Secured Notes                       11.75%    10/1/2005      4,520,250
  3,000,000  Doman Industries Ltd., Sr. Notes                                           9.25%   11/15/2007      2,940,000
  6,700,000  Fonda Group, Inc., Sr. Subordinated Notes, Series B                         9.5%     3/1/2007      6,331,500
  4,850,000  FSW International Finance Co. B.V., Guaranteed Secured Notes               12.5%    11/1/2006      3,698,125
  8,100,000  National Fiberstok Corp., Sr. Notes Series B                             11.625%    6/15/2002      8,545,500
  3,600,000  Pindo Deli Finance Mauritius, Sr. Notes                                   10.25%    10/1/2002      3,222,000
  5,900,000  Tembec Finance Corp., Sr. Notes                                           9.875%    9/30/2005      6,091,750
  3,000,000  Tjiwi Kimia Financial Mauritius, Guaranteed Sr. Notes                      10.0%     8/1/2004      2,520,000
                                                                                                            -------------
                                                                                                               47,135,125
                                                                                                            -------------

             Pollution Control - 0.3%
  4,000,000  Norcal Waste Systems, Inc., Sr. Notes, Series B                            13.5%   11/15/2005      4,620,000
                                                                                                            -------------

             Publishing & Printing - 2.6%
  2,700,000  ITT PubliMedia BV, Sr. Subordinated Notes                                 9.375%    9/15/2007      2,868,480
  2,500,000  K-III Communications Corp., Sr. Notes                                     10.25%     6/1/2004      2,687,500
  7,500,000  MDC Communications Corp., Sr. Subordinated Notes                           10.5%    12/1/2006      7,968,750
 10,800,000  Neodata Services, Inc., Sr. Notes, Series B                                12.0%     5/1/2003     11,664,000
  4,000,000  News America Holdings, Inc., Convertible Liquid Yield Option Notes   Zero Coupon    3/11/2013      1,870,000
    750,000  News America Holdings, Inc., Subordinated Notes                      Zero Coupon    3/31/2002        721,875
  5,850,000  Sullivan Graphics, Inc., Sr. Subordinated Notes                           12.75%     8/1/2005      5,937,750
                                                                                                            -------------
                                                                                                               33,718,355
                                                                                                            -------------

             Retail - 1.6%
  3,900,000  County Seat Stores, Inc., Units                                           12.75%    11/1/2004      4,036,500
  2,750,000  F & M Distributors, Inc., Sr. Subordinated Notes                           11.5%    4/15/2003         41,250 (c)
  6,000,000  Hollywood Entertainment Corp., Sr. Subordinated Notes, Series B          10.625%    8/15/2004      5,910,000
  6,000,000  Lifestyle Furnishings International Ltd., Sr. Subordinated Notes         10.875%     8/1/2006      6,675,000
  4,800,000  TravelCenters of America, Inc., Sr. Subordinated Notes                    10.25%     4/1/2007      5,064,000
                                                                                                            -------------
                                                                                                               21,726,750
                                                                                                            -------------

             Retail - Food - 2.6%
  6,000,000  Fleming Companies, Inc., Sr. Subordinated Notes                          10.625%    7/31/2007      6,360,000
  1,800,000  Jitney-Jungle Stores of America, Sr. Subordinated Notes                  10.375%    9/15/2007      1,876,500
  4,300,000  Jitney-Jungle Stores of America, Sr. Notes                                 12.0%     3/1/2006      4,902,000
  6,100,000  Pueblo Xtra International, Inc., Sr. Notes, Series C                        9.5%     8/1/2003      5,825,500
  6,100,000  Ralph's Grocery Co., Sr. Notes                                            10.45%    6/15/2004      6,862,500
  7,600,000  Smith's Food & Drug Centers, Pass Through Certificates                     8.64%     7/2/2012      8,170,000
                                                                                                            -------------
                                                                                                               33,996,500
                                                                                                            -------------

             Services - 1.2%
  3,000,000  Discovery Zone, Inc., Units                                                13.5%     8/1/2002      3,135,000
  9,100,000  KinderCare Learning Centers, Inc., Sr. Subordinated Notes                   9.5%    2/15/2009      9,100,000
  4,200,000  Unicco Service/Finance, Sr. Subordinated Notes                            9.875%   10/15/2007      4,205,250
                                                                                                            -------------
                                                                                                               16,440,250
                                                                                                            -------------

             Telecommunications - 17.8%
  4,800,000  American Communications Services, Inc., Sr. Notes                         13.75%    7/15/2007      5,712,000
  3,650,000  CenCall Communications Corp., Sr. Redeemable Discount Notes          Zero Coupon    1/15/2004      3,294,125
  8,400,000  Clearnet Communications, Inc., Sr. Discount Notes                    Zero Coupon   12/15/2005      6,657,000
  6,000,000  Comcast Cellular Holdings, Inc., Sr. Notes                                  9.5%     5/1/2007      6,285,000
  5,450,000  Esprit Telecom Group, plc, Sr. Notes                                       11.5%   12/15/2007      5,640,750
  3,600,000  Globalstar LP/Capital Corp., Sr. Notes                                    10.75%    11/1/2004      3,528,000
  3,000,000  GST Equipment Funding, Inc., Sr. Secured Notes                            13.25%     5/1/2007      3,450,000
  1,445,000  GST Telecommunications, Inc., Sr. Subordinated Notes                 Zero Coupon   12/15/2005      1,257,150
  6,150,000  GST USA, Inc., Sr. Discount Notes                                    Zero Coupon   12/15/2005      4,735,500
  4,250,000  Hermes Europe Railtel B.V., Sr. Notes                                      11.5%    8/15/2007      4,706,875
    300,000  HighwayMaster Communications, Inc., Sr. Notes                             13.75%    9/15/2005        306,000
  4,300,000  HighwayMaster Communications, Inc., Sr. Notes                             13.75%    9/15/2005      4,386,000
  2,400,000  Hyperion Telecommunications, Inc., Sr. Secured Notes                      12.25%     9/1/2004      2,664,000
  6,200,000  Hyperion Telecommunications, Sr. Discount Notes, Series B            Zero Coupon    4/15/2003      4,541,500
  6,050,000  IntelCom Group (U.S.A.), Inc., Sr. Discount Ntoes                    Zero Coupon     5/1/2006      4,567,750
  3,000,000  Intermedia Communication                                                  8.875%    11/1/2007      3,090,000
  4,900,000  Intermedia Communications, Inc., Sr. Notes                                  8.5%    1/15/2008      4,924,500
 10,300,000  Ionica plc, Sr. Notes                                                      13.5%    8/15/2006      8,806,500
  1,200,000  Iridium LLC/Capital Corp., Sr. Notes                                      11.25%    7/15/2005      1,182,000
  4,200,000  Iridium LLC/Capital Corp., Sr. Notes, Series A                             13.0%    7/15/2005      4,410,000
  4,850,000  Iridium LLC/Capital Corp., Sr. Notes, Series B                             14.0%    7/15/2005      5,286,500
  6,100,000  IXC Communications, Inc., Sr. Notes, Series B                              12.5%    10/1/2005      7,060,750
  3,000,000  Jordan Telecommunication Products, Sr. Notes                              9.875%     8/1/2007      3,082,500
  3,600,000  Knology Holdings, Inc., Units                                        Zero Coupon   10/15/2007      1,980,000
 10,800,000  McCaw International Ltd., Sr. Discount Notes                         Zero Coupon    4/15/2007      6,426,000
  6,000,000  MGC Communications, Inc., Units                                            13.0%    10/1/2004      6,060,000
 10,200,000  Microcell Telecommunications, Inc., Sr. Discount Notes               Zero Coupon     6/1/2006      6,885,000
 12,600,000  Millicom International Cellular, Sr. Discount Notes                  Zero Coupon     6/1/2006      9,292,500
  3,600,000  Netia Holdings BV, Sr. Discount Notes                                Zero Coupon    11/1/2007      2,043,000
  5,400,000  Nextel Communications, Inc., Sr. Discount Notes                      Zero Coupon    9/15/2007      3,429,000
  3,000,000  Nextel Communications, Sr. Discount Notes                            Zero Coupon   10/31/2007      1,845,000
  4,800,000  NEXTLINK Communications LLC, Sr. Discount Notes                            12.5%    4/15/2006      5,496,000
  2,400,000  NEXTLINK Communications, Inc., Sr. Notes                                  9.625%    10/1/2007      2,496,000
  9,000,000  PageMart Nationwide, Inc., Sr. Discount Exchange Notes               Zero Coupon     2/1/2005      7,717,500
  5,500,000  Phonetel Technologies, Inc., Sr. Notes                                     12.0%   12/15/2006      5,733,750
  3,650,000  Poland Telecom Finance BV                                                    14%    12/1/2007      3,786,875
  3,050,000  Price Communications Wireless, Sr. Subordinated Notes                     11.75%    7/15/2007      3,324,500
  5,400,000  Primus Telecommunications Group, Inc., Sr. Notes                          11.75%     8/1/2004      5,832,000
  9,650,000  RSL Communications Ltd., Units                                            12.25%   11/15/2006     10,566,750
  4,200,000  Telegroup, Inc., Sr. Discount Notes                                  Zero Coupon    11/1/2004      3,276,000
  4,850,000  Teletrac, Inc., Sr. Notes                                                    14%     8/1/2007      4,631,750
  4,800,000  Teligent, Inc., Sr. Notes                                                  11.5%    12/1/2007      4,836,000
 14,400,000  UNIFI Communications, Inc., Sr. Notes                                      14.0%     3/1/2004     12,888,000
  4,900,000  USA Mobile Communications, Inc., Sr. Notes                                 14.0%    11/1/2004      5,439,000
  6,600,000  USN Communications, Inc., Sr. Discount Notes                         Zero Coupon    8/15/2004      5,049,000
  2,400,000  VIALOG Corp., Units                                                       12.75%   11/15/2001      2,520,000
  8,400,000  Viatel, Inc., Sr. Discount Notes                                     Zero Coupon    1/15/2005      6,909,000
  4,500,000  WinStar Communications, Inc., Sr. Discount Notes                     Zero Coupon   10/15/2005      3,577,500
  3,000,000  WinStar Communications, Inc., Unsecured Sr. Notes                          14.5%   10/15/2005      3,975,000
                                                                                                            -------------
                                                                                                              235,589,525
                                                                                                            -------------

             Textiles & Apparel - 1.8%
  4,300,000  Anvil Knitwear, Inc., Sr. Notes, Series B                                10.875%    3/15/2007      4,439,750
  1,900,000  Brazos Sportswear, Inc., Sr. Notes                                         10.5%     7/1/2007      1,900,000
  6,050,000  CMI Industries, Inc., Sr. Subordinated Notes                                9.5%    10/1/2003      5,974,375
  4,200,000  Delta Mills, Inc., Sr. Notes                                              9.625%     9/1/2007      4,284,000
  4,200,000  Dyersburg Corp., Sr. Subordinated Notes                                    9.75%     9/1/2007      4,410,000
  3,100,000  Pillowtex Corp., Sr. Subordinated Notes                                       9%   12/15/2007      3,193,000
                                                                                                            -------------
                                                                                                               24,201,125
                                                                                                            -------------

             Transportation - 1.5%
  4,200,000  Allied Holdings, Inc., Sr. Notes, Series B                                8.625%    10/1/2007      4,315,500
  8,650,000  Equimar Shipholdings Ltd., First Priority Mortgage Notes                  9.875%     7/1/2007      8,131,000
  4,200,000  Panoceanic Bulk Carriers, Ltd., 1st Preferred Shipping Notes                 12%   12/15/2007      4,158,000
  4,500,000  TFM, S.A. de C.V., Sr. Discount Debentures                           Zero Coupon    6/15/2009      2,868,750
                                                                                                            -------------
                                                                                                               19,473,250
                                                                                                            -------------
             Total Corporate Bonds (cost $1,037,836,385)                                                    1,069,194,179
                                                                                                            -------------


   Shares                                                                                                       Value
-----------                                                                                                 -------------
             PREFERRED STOCKS - 12.4% (a)
             Convertible - 4.2%
     59,000  AES Trust II, Convertible Preferred Stock                                                         $3,045,875
     48,000  Big Flower Trust I, Convertible Preferred Stock                                                    2,418,000
     60,000  CalEnergy Capital Trust III, Convertible Preferred Stock                                           2,602,500
    125,000  Echostar Communications Corp., Convertible Preferred Stock, Series C                               5,812,500
     60,000  Evergreen Media Corp., Convertible Preferred Stock                                                 4,642,500
    174,500  Granite Broadcasting Corp., Convertible Preferred Stock                                            8,463,250
     90,000  Host Marriott Financial Trust, Convertible Preferred Stock                                         5,490,000
     50,000  Intermedia Communication                                                                           1,418,750
     83,800  Network Imaging Corp., Convertible Preferred Stock, Series A                                         712,300
     61,000  Sinclair Broadcast Group, Inc., Convertible Preferred Stock                                        3,477,000
     54,000  TIMET Capital Trust I, Convertible Preferred Stock                                                 2,727,000
    150,000  USX Corp. (Marathon Group), Convertible Preferred Stock                                            2,943,750
    115,400  WorldCom, Inc., Convertible Preferred Stock                                                       12,117,000
                                                                                                            -------------
                                                                                                               55,870,425
                                                                                                            -------------

             Non-Convertible - 8.2%
      3,197  American Communications Services, Payment-In-Kind Preferred Stock                                  3,236,962
     31,000  Benedek Communications Corp., Sr. Exchangeable Preferred Stock                                     4,030,000
     28,417  Cablevision Systems Corp., Preferred Stock                                                         3,289,268
     55,963  Cablevision Systems Corp., Redeemable Exchangeable Preferred Stock, Series H                       6,645,606
     42,000  California Federal Bank, Non-cumulative Preferred Stock                                            4,756,500
     47,137  Chancellor Media Corp., Payment-In-Kind Preferred Stock                                            5,432,539
    105,000  Chevy Chase Capital Corp., Noncumulative Exchangeable Preferred Stock, Series A                    5,460,000
     46,372  Communications & Power Industries, Inc., Convertible Preferred Stock, Series B                     4,880,653
      2,162  Echostar Communications Corp., Exchangeable Payment-In-Kind Preferred Stock                        2,226,860
     49,500  Grand Union Holdings Corp., Cumulative Preferred Stock, Series A                                           0 (b,d)
    396,146  Harvard Industries, Inc., Exchangeable Payment-In-Kind Preferred Stock                               693,256
      3,102  Hyperion Telecommunications, Inc., Payment-In-Kind Preferred Stock, Series B                       3,117,510
      6,653  ICG Holdings, Inc., Preferred Stock                                                                7,833,908
      3,242  Intermedia Communications, Inc., Preferred Stock                                                   3,971,450
      3,089  IXC Communications, Inc., Payment-In-Kind Preferred Stock                                          3,614,130
      1,800  J Crew Group, Preferred Stock                                                                      1,620,000
     15,000  Jitney-Jungle Stores of America, Sr. Exchangeable Preferred Stock, Class A                         2,280,000
     97,199  NEXTLINK Communications, Inc., Payment-In-Kind Preferred Stock                                     6,050,638
      6,418  Paxson Communications Corp., Payment-In-Kind Preferred Stock                                       6,482,180
    240,000  Petroleum Heat & Power Co., Inc., Exchangeable Preferred Stock, Series B                           4,860,000
     50,696  Primedia, Inc., Payment-In-Kind Preferred Stock, Series B                                          5,475,180
     33,000  Primedia, Inc., Preferred Stock                                                                    3,308,250
     46,000  Primedia, Inc., Preferred Stock, Series D                                                          4,853,000
    147,500  River Bank America, Preferred Stock                                                                3,503,125
     44,651  SFX Broadcasting, Inc., Payment-In-Kind Preferred Stock                                            5,101,377
  6,000,000  SIG Capital Trust I, Preferred Stock                                                               6,120,000
                                                                                                            -------------
                                                                                                              108,842,392
                                                                                                            -------------
             Total Preferred Stocks (cost $161,128,412)                                                       164,712,817
                                                                                                            -------------

             COMMON STOCKS & STOCK WARRANTS - 2.4% (a,b)
     16,800  American Communications Services, Stock Warrants                                                   1,604,400
      3,600  American Telecasting, Inc., Stock Warrants                                                             1,800
     34,000  American Telecasting, Inc., Stock Warrants                                                            17,000
    175,000  Arch Communications Group, Common Stock                                                              896,875
      3,600  Australis Holdings Pty Ltd., Stock Warrants                                                               36
     17,150  Australis Media Ltd., Stock Warrants                                                                     172
    156,000  Bell & Howell Co., Common Stock                                                                    3,773,250
     35,475  Clearnet Communications, Inc., Stock Warrants                                                        212,850
      2,310  Communications & Power Industries, Inc., Common Stock                                                346,500
      7,830  Consolidated Hydro, Inc., Stock Warrants                                                                   0 (d)
     10,989  Consolidated Hydro, Inc., Stock Warrants, Class B                                                     98,901 (d)
      7,133  Consolidated Hydro, Inc., Stock Warrants, Class C                                                     49,931 (d)
      3,267  CS Wireless Systems, Inc., Common Stock                                                                    3
     30,000  Echostar Communications Corp., Class A Common Stock                                                  502,500
    101,377  Gaylord Container Corp., Class A Common Stock                                                        582,918
    127,902  Gaylord Container Corp., Stock Warrants                                                              735,437
     18,126  Grand Union Co., Stock Warrants                                                                          181 (d)
     36,251  Grand Union Co., Stock Warrants                                                                          363 (d)
     65,000  Harvard Industries, Inc., Class B Common Stock                                                        40,625
      4,600  HighwayMaster Communications, Inc., Stock Warrants                                                    55,200
     13,800  Hyperion Telecommunications, Stock Warrants                                                          828,000
    139,000  IntelCom Group Communications, Inc., Common Stock                                                  3,787,750
     68,300  IntelCom Group (U.S.A.), Inc., Stock Warrants                                                      1,212,325
      5,900  Intermedia Communications of Florida, Stock Warrants                                                 649,000
     14,800  Ionica plc, Stock Warrants                                                                         1,184,000
      3,000  Iridium World Communications, Stock Warrants                                                         360,000
     38,000  JPS Textiles Group, Common Stock, Class A                                                                380 (d)
    125,000  Magellan Health Services, Common Stock                                                             2,687,500
     10,800  McCaw International Ltd., Stock Warrants                                                              27,000
     50,379  Memorex Telex N.V., ADR, Common Stock                                                                    254
      1,728  Memorex Telex N.V., ADR, Stock Warrants                                                                    0 (d)
     40,800  Microcell Telecommunications, Inc., Stock Warrants                                                       408
     40,800  Microcell Telecommunications, Inc., Stock Warrants                                                   558,144
    384,500  MobileMedia Corp., Class A Common Stock                                                               48,063
      3,750  NEXTEL Communications, Stock Warrants                                                                  3,750
      3,086  NEXTEL Communications, Stock Warrants                                                                    370
     33,250  PageMart Nationwide, Inc., Common Stock                                                              266,000
    174,000  Pagemart Wireless, Inc., Class A Common Stock                                                      1,370,250
     50,300  Plantronics, Inc., Common Stock                                                                    2,012,000
    155,000  Powertel, Inc., Common Stock                                                                       2,596,250
      4,800  Primus Telecommunications Group, Inc., Stock Warrants                                                 60,000
     23,840  Protection One Alarm Monitoring, Stock Warrants                                                      332,568
      9,000  RSL Communications Ltd., Stock Warrants                                                              765,000
      4,850  Teletrac Holdings, Inc., Stock Warrants                                                              266,750
      5,000  Triangle Wire & Cable, Inc., Stock Warrants                                                                0 (d)
      7,400  UIH Australia/Pacific, Inc., Stock Warrants                                                            5,920
     14,400  UNIFI Communications, Inc., Stock Warrants                                                           216,000
    118,000  United International Holdings, Inc., Class A Common Stock                                          1,357,000
     27,000  United International Holdings, Inc., Stock Warrants                                                  324,000
     66,000  USN Communications, Inc., Stock Warrants                                                                 660
    240,666  Viatel, Inc., Common Stock                                                                         1,203,330
      6,363  Wherehouse Entertainment, Inc., Class B Stock Warrants                                                15,908
      6,363  Wherehouse Entertainment, Inc., Class C Stock Warrants                                                 9,545
     36,654  Wherehouse Entertainment, Inc., Stock Warrants, Class A                                              403,194
    138,000  Wireless One, Inc., Common Stock                                                                     276,000
     19,200  Wireless One, Inc., Stock Warrants                                                                       192
                                                                                                            -------------
             Total Common Stocks & Stock Warrants (cost $38,340,141)                                           31,746,453
                                                                                                            -------------


  Principal                                                                                       Maturity
   Amount                                                                               Rate        Date         Value
 ----------                                                                         ----------  ----------    ----------
             SHORT-TERM SECURITIES - 4.3% (a)
             Commercial Paper
$ 1,800,000  American Express Credit Corp.                                              6.15%     1/7/1998     $1,798,155
  8,200,000  American Express Credit Corp.                                               6.1%     1/7/1998      8,191,663
 10,000,000  Centerior Fuel Corp.                                                       6.25%     1/5/1998      9,993,056
  1,825,000  Delaware Funding Corp.                                                     5.75%    1/30/1998      1,816,547
 29,400,000  Koch Industries, Inc.                                                      6.75%     1/2/1998     29,394,488
  5,000,000  Triple-A One Funding Corp.                                                  6.5%     1/9/1998      4,992,778
                                                                                                            -------------
             Total Short-Term Securities (at amortized cost)                                                   56,186,687
                                                                                                            -------------
             Total Investments (cost $1,293,491,625)                                                       $1,321,840,136 (f)
                                                                                                            =============

Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the High Yield Portfolio.

(b) Currently non-income producing.

(c) Currently non-income producing and in default.

(d) Denotes restricted securities. These securities have been valued from the date of acquisition through December 31, 1997, by obtaining quotations from brokers who are active with the issues. The following table indicates the acquisition date and cost of restricted securities the Portfolio owned as of December 31, 1997.


                                                                         Acquisition
                               Security                                      Date           Cost
     ----------------------------------------------------------------    -----------    ---------
     Consolidated Hydro, Inc., Stock Warrants                              2/8/1994      $171,277
     Consolidated Hydro, Inc., Stock Warrants, Class B                   11/18/1997     2,061,665
     Consolidated Hydro, Inc., Stock Warrants, Class C                   11/18/1997             0
     Grand Union Co., Stock Warrants                                      6/20/1995         7,250
     Grand Union Co., Stock Warrants                                      6/20/1995         3,625
     Grand Union Holdings Corp., Cumulative Preferred Stock, Series A     6/14/1993     5,703,525
     JPS Textiles Group, Common Stock, Class A                            1/13/1994     1,512,500
     Memorex Telex N.V., ADR, Stock Warrants                              3/25/1994         3,456
     Triangle Wire & Cable, Inc., Stock Warrants                           1/3/1992           500


(e) Denotes variable rate obligations for which the current yield and the next scheduled interest reset dates are shown.

(f) At December 31, 1997, the aggregate cost of securities for federal tax purposes was $1,294,351,941 and the net unrealized appreciation of investments based on that cost was $27,488,195 which is comprised of $86,908,312 aggregate gross unrealized appreciation and $59,420,117 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.




LB SERIES FUND, INC.
INCOME PORTFOLIO

Portfolio of Investments
December 31, 1997

  Principal                                                                                       Maturity
   Amount                                                                               Rate        Date         Value
 ----------                                                                         ----------  ----------    ----------

             CORPORATE BONDS - 50.9% (a)
             Aerospace - 0.5%
 $4,500,000  United Defense Industries, Inc., Sr. Subordinated Notes                    8.75%   11/15/2007     $4,550,625
                                                                                                            -------------
                                                                                                                4,550,625
                                                                                                            -------------

             Automotive - 1.1%
  5,000,000  Ford Motor Credit Co., Notes                                              6.375%    10/6/2000      5,024,510
  5,000,000  General Motors Acceptance Corp., Unsecured Notes                          7.125%     5/1/2003      5,192,270
                                                                                                            -------------
                                                                                                               10,216,780
                                                                                                            -------------

             Bank & Finance - 14.0%
  6,000,000  Aon Capital A, Capital Securities                                         8.205%     1/1/2027      6,785,790
  5,000,000  Associates Corp. of North America, Sr. Notes                              9.125%     4/1/2000      5,305,900
  4,500,000  Banc One Corp., Subordinated Debentures                                     8.0%    4/29/2027      5,137,114
  2,000,000  Chase Manhattan Corp., Subordinated Notes                                10.375%    3/15/1999      2,097,612
  6,000,000  Chase Manhattan Corp., Subordinated Notes                                 9.375%     7/1/2001      6,602,790
  5,000,000  Chemical New York Corp., Debentures                                        9.75%    6/15/2099      5,255,195
 12,000,000  Equitable Life Assurance Society of the United States, Surplus Notes       6.95%    12/1/2005     12,236,592
  8,000,000  GenAmerica Capital I, Capital Securities                                  8.525%    6/30/2002      8,510,776
  6,500,000  General Electric Capital Corp., Debentures                                 8.85%     4/1/2005      7,481,097
  6,000,000  Mellon Capital I, Capital Trust Preferred Securities                       7.72%    12/1/2026      6,263,892
 10,000,000  Metropolitan Life Insurance Co., Surplus Notes                              7.7%    11/1/2015     10,620,700
  5,000,000  New York Life Insurance Co., Surplus Notes                                  6.4%   12/15/2003      5,022,865
  9,000,000  Prudential Insurance Co. of America, Capital Notes                        6.875%    4/15/2003      9,107,514
  8,000,000  Prudential Insurance Co., Surplus Notes                                     8.3%     7/1/2025      8,912,144
  7,500,000  Societe Generale Real Estate Investment Trust, LIBOR Bonds, Series A       7.64%   12/29/2049      7,529,265
  6,000,000  Societe-Generale- New York, Subordinated Notes                            9.875%    7/15/2003      6,959,322
  5,000,000  Societe-Generale- New York, Subordinated Notes                              7.4%     6/1/2006      5,225,345
  7,500,000  Wells Fargo Capital, Capital Trust Preferred Securities                    7.73%    12/1/2026      7,656,975
                                                                                                            -------------
                                                                                                              126,710,888
                                                                                                            -------------

             Broadcasting - 3.8%
  4,000,000  Cablevision Systems Corp., Sr. Notes                                      7.875%   12/15/2007      4,100,000
  3,000,000  Chancellor Media Corp., Sr. Subordinated Notes                            8.125%   12/15/2007      2,951,250
  3,500,000  Groupo Televisa S.A., Sr. Notes, Series A                                11.375%    5/15/2003      3,832,500
  5,800,000  Rogers Cablesystems, Inc., Sr. Secured Second Priority Notes              9.625%     8/1/2002      6,206,000
  8,000,000  TKR Cable I, Inc., Sr. Debentures                                          10.5%   10/30/2007      8,893,152
  5,000,000  Viacom, Inc., Subordinated Debentures                                       8.0%     7/7/2006      5,068,750
  3,000,000  Westinghouse Electric Corp., Notes                                        8.875%     6/1/2001      3,170,427
                                                                                                            -------------
                                                                                                               34,222,079
                                                                                                            -------------

             Computers & Office Equipment - 1.2%
 10,000,000  International Business Machines Corp., Debentures                         7.125%    12/1/2096     10,450,980
                                                                                                            -------------

             Containers & Packaging - 0.5%
  4,000,000  Owens-Illinois, Inc., Sr. Notes                                            7.85%    5/15/2004      4,205,012
                                                                                                            -------------

             Drugs & Health Care - 1.6%
  5,000,000  Allegiance Corp., Debentures                                                7.8%   10/15/2016      5,453,915
  1,500,000  Athena Neurosciences, Inc., Convertible Bonds                              4.75%   11/15/2004      1,501,875
  5,000,000  McKesson Finance Company of Canada, Sr. Notes                              6.55%    11/1/2002      5,071,380
  2,000,000  Playtex Products Inc., Unsecured Sr. Notes                                8.875%    7/15/2004      2,042,500
  1,500,000  Roche Holdings, Inc., Convertible Notes                              Zero Coupon    4/20/2010        832,500
                                                                                                            -------------
                                                                                                               14,902,170
                                                                                                            -------------

             Electric Utilities - 7.3%
  2,000,000  AES Corp., Sr. Subordinated Notes                                         10.25%    7/15/2006      2,185,000
  6,000,000  CalEnergy Company, Inc., Sr. Notes                                         7.63%   10/15/2007      6,107,166
  1,500,000  Calpine Corp., Sr. Notes                                                   8.75%    7/15/2007      1,537,500
  5,000,000  Cleveland Electric Illumination Co., First Mortgage Bonds                 7.625%     8/1/2002      5,169,995
  7,000,000  CMS Energy Corp., Sr. Unsecured Notes                                     8.125%    5/15/2002      7,213,899
  5,500,000  Commonwealth Edison Co., Notes                                            7.625%    1/15/2007      5,794,640
  5,000,000  Connecticut Light & Power Co., First Refunding Mortgage Bonds,
             Series 97C                                                                 7.75%     6/1/2002      5,062,895
  5,000,000  Consolidated Edison Co. NY, Inc., Debentures                               6.45%    12/1/2007      4,999,620
  4,000,000  El Paso Electric Co., First Mortgage Bonds, Series D                        8.9%     2/1/2006      4,425,000
  6,500,000  Empresa Electrica Pehuienche S.A., Notes                                    7.3%     5/1/2003      6,688,754
 10,000,000  Korea Electric Power Corp., Debentures                                     6.75%     8/1/2027      7,487,480
  4,000,000  NRG Energy, Inc., Sr. Notes                                                 7.5%    6/15/2007      4,147,948
  5,000,000  Texas Utilities Electric Company, Debentures                               7.17%     8/1/2007      5,204,170
                                                                                                            -------------
                                                                                                               66,024,067
                                                                                                            -------------

             Electronics -  0.1%
    750,000  Motorola, Inc., Convertible Liquid Yield Option Notes                Zero Coupon    9/27/2013        570,937
                                                                                                            -------------

             Food & Beverage - 1.3%
  2,000,000  AmeriServe Food Distribution, Inc., Sr. Notes                             8.875%   10/15/2006      2,020,000
 10,000,000  Archer Daniels Midland Co., Bonds                                          6.75%   12/15/2027     10,047,450
                                                                                                            -------------
                                                                                                               12,067,450
                                                                                                            -------------

             Hospital Management - 1.3%
  3,000,000  Integrated Health Services, Inc., Sr. Subordinated Notes                   9.25%    1/15/2008      3,067,500
  4,000,000  Quorum Health Group, Inc., Sr. Subordinated Notes                          8.75%    11/1/2005      4,145,000
  2,500,000  Tenet Healthcare Corp., Sr. Notes                                         8.625%    12/1/2003      2,653,808
  2,000,000  Tenet Healthcare Corp., Sr. Subordinated Notes                           10.125%     3/1/2005      2,192,500
                                                                                                            -------------
                                                                                                               12,058,808
                                                                                                            -------------

             Household Products - 0.7%
  5,000,000  Procter & Gamble, Guaranteed ESOP Debentures                               9.36%     1/1/2021      6,442,660
                                                                                                            -------------

             Leisure & Entertainment - 0.8%
  6,000,000  Time Warner, Inc., Debentures                                             9.125%    1/15/2013      7,110,000
                                                                                                            -------------

             Oil & Gas - 1.9%
  3,000,000  Gulf Canada Resources Ltd., Sr. Subordinated Debentures                   9.625%     7/1/2005      3,270,000
  4,000,000  Newfield Exploration Company, Sr. Notes                                    7.45%   10/15/2007      4,051,208
  1,000,000  Ocean Energy, Inc., Sr. Notes                                             8.875%    7/15/2007      1,065,000
  9,000,000  Triton Energy Ltd., Sr. Notes                                              8.75%    4/15/2002      9,119,943
                                                                                                            -------------
                                                                                                               17,506,151
                                                                                                            -------------

             Oil & Oil Service - 0.1%
  1,000,000  Baker Hughes, Inc., Convertible Liquid Yield Option Notes            Zero Coupon     5/5/2008        860,000
    350,000  Diamond Offshore Drilling, Inc., Convertible Subordinated Notes            3.75%    2/15/2007        473,375
                                                                                                            -------------
                                                                                                                1,333,375
                                                                                                            -------------

             Paper & Forest Products - 0.3%
  3,500,000  Indah Kiat Finance Mauritius, Sr. Guaranteed Notes                         10.0%     7/1/2007      2,948,750
                                                                                                            -------------

             Petroleum - 2.7%
  3,000,000  Flores & Rucks, Inc., Sr. Subordinated Notes                               9.75%    10/1/2006      3,311,250
  4,635,150  Mobil Oil Corp., ESOP Sinking Fund Debentures                              9.17%    2/29/2000      4,795,619
  3,000,000  Oryx Energy Co., Notes                                                    8.375%    7/15/2004      3,243,216
 10,500,000  Petroliam Nasional BHD, Notes                                              7.75%    8/15/2015      9,669,702
  3,000,000  United Meridian Corp., Sr. Subordinated Notes                            10.375%   10/15/2005      3,330,000
                                                                                                            -------------
                                                                                                               24,349,787
                                                                                                            -------------

             Pollution Control - 0.2%
  1,500,000  USA Waste Services, Inc., Convertible Subordinated Notes                    4.0%     2/1/2002      1,642,500
                                                                                                            -------------

             Publishing & Printing - 0.6%
  3,500,000  Belo (A.H.) Corp., Sr. Notes                                              7.125%     6/1/2007      3,636,255
  1,500,000  Omnicom Group Inc., Convertible Subordinated Debentures                    2.25%    1/16/2013      1,571,250
                                                                                                            -------------
                                                                                                                5,207,505
                                                                                                            -------------

             Railroads - 1.7%
  5,000,000  Norfolk Southern Corp., Bonds                                               7.8%     5/152027      5,657,960
  5,500,000  Norfolk Southern Corp., Notes                                             6.875%     5/1/2001      5,609,120
  4,000,000  Norfolk Southern Corp., Notes                                              6.95%     5/1/2002      4,102,716
                                                                                                            -------------
                                                                                                               15,369,796
                                                                                                            -------------

             Retail - 6.4%
  1,250,000  Costco Companies, Inc., Convertible Subordinated Notes               Zero Coupon    8/19/2017        745,312
    250,000  Costco Companies, Inc., Subordinated Notes                           Zero Coupon    8/19/2007        149,063
  8,500,000  Dayton Hudson Corp., Notes                                                  6.4%    2/15/2003      8,541,880
  6,000,000  Federated Department Stores, Inc., Sr. Debentures                          6.79%    7/15/2027      6,123,084
  4,000,000  Federated Department Stores, Sr. Notes                                      8.5%    6/15/2003      4,371,172
  3,000,000  Fleming Companies, Inc., Sr. Subordinated Notes                            10.5%    12/1/2004      3,157,500
  6,800,000  Kroger Co. (The), Sr. Notes                                                8.15%    7/15/2006      7,498,054
  8,000,000  Penney (J.C.) Co., Inc., Notes                                             6.95%     4/1/2000      8,147,456
  2,500,000  Rite Aid Corp., Capital Notes                                              5.25%    9/15/2002      2,700,000
  6,000,000  Sears Roebuck Acceptance Corp, Medium Term Notes, Series III               7.03%     6/4/2003      6,197,562
 10,000,000  Sears Roebuck Acceptance Corp., Medium Term Notes, Series II               6.86%     7/3/2001     10,196,730
                                                                                                            -------------
                                                                                                               57,827,813
                                                                                                            -------------

             Services - 0.8%
    750,000  CUC International, Inc., Convertible Subordinated Notes                     3.0%    2/15/2002        940,313
  6,000,000  Electronic Data Systems Corp., Notes                                       6.85%    5/15/2000      6,106,236
    750,000  Interpublic Group of Companies, Convertible Subordinated Debentures        1.80%    9/16/2004        617,812
                                                                                                            -------------
                                                                                                                7,664,361
                                                                                                            -------------

             Telephone - 1.2%
  3,000,000  Philippine Long Distance Telephone, Notes                                  7.85%     3/6/2007      2,647,500
  8,000,000  US West Capital Funding, Inc., Notes                                       6.85%    1/15/2002      8,140,088
                                                                                                            -------------
                                                                                                               10,787,588
                                                                                                            -------------

             Textiles & Apparel - 0.8%
  7,000,000  Levi Strauss & Co., Notes                                                   6.8%    11/1/2003      7,164,927
                                                                                                            -------------
             Total Corporate Bonds (cost $451,761,795)                                                        461,335,009
                                                                                                            -------------

             FOREIGN GOVERNMENT BONDS - 3.3% (a,c)
  5,000,000  British Columbia Hydro & Power, Debentures                                 12.5%     9/1/2013     $5,411,695
  7,500,000  Korea Development Bank (The), Bonds                                        7.25%    5/15/2006      5,909,422
  5,000,000  Korea Development Bank, Bonds                                             7.125%    9/17/2001      4,259,945
  3,000,000  Korea Development Bank, Unsecured Bonds                                   6.625%   11/21/2003      2,415,633
  6,000,000  Ontario Province, Canada, Debentures                                      11.75%    4/25/2013      6,397,020
  2,500,000  Ontario Province, Canada, Sr. Bonds                                       7.375%    1/27/2003      2,627,900
  3,000,000  Republic Of Poland, Unsecured Bonds                                         4.0%   10/27/2014      2,598,750 (b)
                                                                                                            -------------
             Total Foreign Government Bonds (cost $33,157,871)                                                 29,620,365
                                                                                                            -------------

             ASSET-BACKED SECURITIES - 14.6% (a)
 12,000,000  AESOP Funding II L.L.C., Rental Car Notes, Series 1997-1, Class A-2         6.4%   10/20/2003     12,117,600
 11,000,000  Chase Manhattan Credit Card, Series 1996-4, Class A                        6.73%    2/15/2002     11,119,130
  7,223,736  Chase Manhattan Grantor Trust, Series 1996-B-A                             6.61%    9/15/2002      7,282,031
  5,000,000  CS First Boston Mortgage Security Corp., 1996-2 Class A4                   6.62%    9/25/2009      5,037,400
  5,000,000  CS First Boston Mortgage Security Corp., Series 1997-1-A3                  6.91%    5/25/2007      5,047,200
  5,000,000  CS First Boston Mortgage Security Corp., Series 1997-1-A4                  7.15%    5/25/2010      5,115,550
 20,000,000  Deutsche Floorplan Receivables Master Trust, Series 1994-1-A                5.6%    2/15/2001     20,052,000 (b)
 10,000,000  Discover Card Master Trust I, Series 1996-3-A                              6.05%    8/18/2008      9,856,800
 10,000,000  Proffitt's Credit Card Master Trust                                         6.5%   12/15/2005     10,132,900
 12,000,000  Standard Credit Master Trust 1, Credit Card Participation                  6.55%    10/7/2007     12,190,440
 15,000,000  World Financial Network Credit Card Master Trust, Series 1996-B            6.95%    4/15/2006     15,504,285
 18,000,000  World Omni Auto Lease Trust                                                 6.9%    6/25/2003     18,285,300
                                                                                                            -------------
             Total Asset-Backed Securities (cost $130,020,236)                                                131,740,636
                                                                                                            -------------

             MORTGAGE-BACKED SECURITIES - 11.3% (a)
 32,425,897  Federal Home Loan Mortgage Corp., Participation Certificates                6.0%  2011 - 2012     31,977,727 (d)
 32,000,000  Federal National Mortgage Association, Participation Certificates           6.5%    1/15/2028     31,620,000 (d)
 38,935,367  Government National Mortgage Association, Modified Pass Through             6.5%    2/15/2027     38,596,240
                                                                                                            -------------
             Total Mortgage-Backed Securities (cost $100,490,604)                                             102,193,967
                                                                                                            -------------

             U.S. GOVERNMENT - 11.0% (a)
 50,000,000  U.S. Treasury Bonds                                               6.375% - 12.0%    8/15/2027     61,428,938
 34,500,000  U.S. Treasury Notes                                               6.25% - 7.875%  2003 - 2004     37,815,347
                                                                                                            -------------
             Total U.S. Government (cost $95,191,895)                                                          99,244,285
                                                                                                            -------------


  Shares
-----------
             COMMON STOCKS - 0.4% (a)
      7,500  Banc One Corp., Common Stock                                                                         407,344
     10,000  CarrAmerica Realty Corp., Common Stock                                                               316,875
      6,000  Cresent Real Estate Equities, Common Stock                                                           236,250
      5,000  Federal National Mortgage Association, Common Stock                                                  285,313
     10,000  First Industrial Realty Trust, Inc., Common Stock                                                    361,250
     15,000  First Union Corp., Common Stock                                                                      768,750
      5,000  Highwoods Properties, Inc., Common Stock                                                             185,938
     10,000  Simon Debartolo Group, Inc., Common Stock                                                            326,875
      4,000  Spieker Properties, Inc., Common Stock                                                               171,500
                                                                                                            -------------
             Total Common Stocks (cost $2,811,774)                                                              3,060,095
                                                                                                            -------------

             PREFERRED STOCKS - 1.6% (a)
     35,000  AES Trust II., Convertible Preferred Stock                                                         1,806,875
     15,000  AirTouch Communications, Inc., Convertible Preferred Stock                                           934,687
     20,000  Conseco, Inc., Convertible Preferred Stock                                                         1,025,000
     22,500  Houston Industries, Inc., Preferred Stock                                                          1,283,906
     10,000  McKesson Financing Trust, Convertible Preferred Stock                                                717,500
     25,000  National Australia Banks, Preferred Stock                                                            710,938
     45,000  Newell Financial Trust I., Convertible Preferred Stock                                             2,351,250
     10,000  Primedia Inc., Preferred Stock                                                                     1,002,500
     20,000  Primedia Inc., Preferred Stock, Series D                                                           2,110,000
     17,500  Security Capital Industrial Trust Ltd., Preferred Stock                                              557,812
     17,500  Security Capital Pacific Trust, Preferred Stock                                                      573,125
     15,000  Unocal Capital Trust, Preferred Stock                                                                838,125
                                                                                                            -------------
             Total Preferred Stocks (cost $13,261,559)                                                         13,911,718
                                                                                                            -------------


  Principal                                                                                      Maturity
   Amount                                                                               Rate       Date
 ----------                                                                         ----------  ----------
             SHORT-TERM SECURITIES - 6.9% (a)
             Commercial Paper - 5.7%
$10,000,000  Commercial Credit Co.                                                      5.85%    1/20/1998      9,969,125
 24,500,000  Gillette Co.                                                               6.75%     1/2/1998     24,495,406
 14,800,000  Merck & Co., Inc.                                                          6.25%     1/5/1998     14,789,722
  2,500,000  Met-Life Funding, Inc.                                                     5.72%    1/23/1998      2,491,261
                                                                                                            -------------
                                                                                                               51,745,514
                                                                                                            -------------

             U.S. Government Agency - 1.2%
 10,769,000  Federal Home Loan Bank, Consolidated Discount Notes                        5.69%    1/14/1998     10,746,873
                                                                                                            -------------
             Total Short-Term Securities (at amortized cost)                                                   62,492,387
                                                                                                            -------------
             Total Investments (cost $889,188,121)                                                           $903,598,462 (e)
                                                                                                            =============

Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the Income Portfolio.

(b) Denotes variable rate obligations for which current yield is shown.

(c) Denominated in U.S. dollars.

(d) Denotes investments purchased on a when-issued basis.

(e) At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $889,725,087 and the net unrealized appreciation of investments based on that cost was $13,873,375 which is comprised of $22,741,014 aggregate gross unrealized appreciation and $8,867,639 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
MONEY MARKET PORTFOLIO

Portfolio of Investments
December 31, 1997

  Principal                                                                                      Maturity
   Amount                                                                               Rate       Date          Value
 ----------                                                                         ----------  ----------    ----------

             BANK NOTES - 3.3% (a)
 $2,000,000  Bank of America, National Trust  & Savings Association                     5.84%     5/5/1998     $2,000,523
  2,000,000  Wachovia Bank North Carolina, N.A.                                         6.20%     4/6/1998      1,999,504
                                                                                                            -------------
                                                                                                                4,000,027
                                                                                                            -------------

             COMMERCIAL PAPER - 86.1% (a)
             Banking-Domestic - 4.4%
  1,661,000  CommEd Fuel Company, Inc. (First National Bank of Chicago,
             Direct Pay Letter of Credit)                                               5.93%     1/5/1998      1,659,911
  3,650,000  Metrocrest Hospital Authority, Series 1989 (Bank of New York,
             Direct Pay Letter of Credit)                                               5.72%     2/3/1998      3,631,138
                                                                                                            -------------
                                                                                                                5,291,049
                                                                                                            -------------

             Banking-Foreign - 17.8%
  2,000,000  Banco BCN Barclays (Bahamas) (Barclay's Bank, plc,
             Direct Pay Letter of Credit                                                5.94%    1/20/1998      1,993,783
  2,000,000  CEMEX, S.A. de C.V. (Credit Suisse, Direct Pay Letter of Credit)           5.67%    1/16/1998      1,995,342
  1,500,000  China Merchants (Cayman) Inc. (Credit Suisse,
             Direct Pay Letter of Credit)                                               5.81%    2/23/1998      1,487,368
  2,000,000  China Merchants (Cayman) Inc. (Credit Suisse,
             Direct Pay Letter of Credit)                                               5.73%    2/17/1998      1,985,273
  2,000,000  Comision Federal De Electricidad (Westdeutsche Landesbank,
             Direct Pay Letter of Credit)                                               5.85%    2/26/1998      1,982,049
  2,000,000  Comision Federal De Electricidad (Westdeutsche Landesbank,
             Direct Pay Letter of Credit)                                               5.87%    3/13/1998      1,977,201
  1,400,000  Glencore Finance (Bermuda) Ltd (Union Bank of Switzerland,
             Direct Pay Letter of Credit)                                               5.69%     2/4/1998      1,392,648
  1,000,000  Glencore Finance (Bermuda) Ltd (Union Bank of Switzerland,
             Direct Pay Letter of Credit)                                               5.71%     2/4/1998        994,739
  1,500,000  Indiana Development Board Parish Calcasieu, Series 1996
             (ABN AMRO Bank, Direct Pay Letter of Credit)                               5.75%    2/18/1998      1,500,000
  2,000,000  UBS Finance (Delaware) Inc. (Union Bank of Switzerland)                    7.00%     1/2/1998      1,999,611
  2,240,000  U.S. Prime Property, Inc. (ABN AMRO, Direct Pay Letter of Credit)          5.65%     3/9/1998      2,216,988
  2,000,000  U.S. Prime Property, Inc. (ABN AMRO, Direct Pay Letter of Credit)          5.72%    2/12/1998      1,987,027
                                                                                                            -------------
                                                                                                               21,512,029
                                                                                                            -------------

             Computer & Office Equipment - 0.4%
    500,000  IBM Credit Corp.                                                           5.73%     3/9/1998        494,817
                                                                                                            -------------

             Education - 7.4%
  2,000,000  Harvard University                                                         6.75%       1/2/98      1,999,625
  2,000,000  Leland Stanford Jr. University                                             5.75%       4/2/98      1,972,043
  1,000,000  Leland Stanford Jr. University                                             5.71%      4/23/98        982,764
  1,000,000  Yale University                                                            5.80%       3/2/98        990,467
  1,000,000  Yale University                                                            5.86%      3/23/98        987,018
  2,000,000  Yale University                                                            5.85%      2/25/98      1,982,339
                                                                                                            -------------
                                                                                                                8,914,256
                                                                                                            -------------

             Finance-Automotive - 1.3%
    200,000  Ford Motor Credit Co.                                                      6.51%     1/8/1998        199,747
    300,000  General Motors Acceptance Corp                                             6.27%    1/14/1998        299,323
    225,000  General Motors Acceptance Corp                                             5.94%     1/8/1998        224,742
    900,000  General Motors Acceptance Corp                                             6.23%    1/21/1998        896,900
                                                                                                            -------------
                                                                                                                1,620,712
                                                                                                            -------------

             Finance-Commercial - 6.9%
    310,000  General Electric Capital Corp.                                             5.69%    2/19/1998        307,654
    130,000  General Electric Capital Corp.                                             5.76%     5/6/1998        127,490
  2,000,000  General Electric Credit Capital Services
             (GTD General Electric Capital Corp.)                                       5.85%     3/3/1998      1,980,446
  2,000,000  General Electric Credit Capital Services
             (GTD General Electric Capital Corp.)                                       5.73%     3/5/1998      1,980,330
  2,000,000  Norwest Financial, Inc.                                                    5.64%    1/29/1998      1,991,382
  2,000,000  Norwest Financial, Inc.                                                    5.70%    2/26/1998      1,982,609
                                                                                                            -------------
                                                                                                                8,369,911
                                                                                                            -------------

             Finance-Consumer - 9.6%
  1,500,000  Associates Corp of North America                                           5.80%    1/14/1998      1,496,885
  1,000,000  Associates Financial Services (GTD Associates Corp of North America)       6.11%     1/7/1998        998,983
  1,100,000  Associates Financial Services Co Puerto Rico
             (GTD Associates Corp of North America)                                     5.71%    2/12/1998      1,092,788
  2,000,000  Associates Financial Services Co Puerto Rico
             (GTD Associates Corp of North America)                                     5.93%    1/20/1998      1,993,772
  2,000,000  AVCO Financial Services Inc.                                               5.76%    1/23/1998      1,993,021
  2,000,000  Penney (J.C.) Funding Corp.                                                5.77%    2/19/1998      1,984,538
  2,000,000  Penney (J.C.) Funding Corp.                                                5.67%    1/30/1998      1,990,994
                                                                                                            -------------
                                                                                                               11,550,981
                                                                                                            -------------

             Finance-Structured - 11.0%
  2,000,000  Delaware Funding Corp.                                                     6.03%    1/16/1998      1,995,000
    620,000  Delaware Funding Corp.                                                     6.00%    1/20/1998        618,043
  1,000,000  Delaware Funding Corp.                                                     5.91%    2/20/1998        991,875
  2,000,000  Preferred Receivables Funding                                              5.88%    1/20/1998      1,993,846
  2,000,000  Preferred Receivables Funding                                              6.03%    1/20/1998      1,993,667
    293,000  Triple-A One Funding                                                       6.17%    1/15/1998        292,300
  2,000,000  Triple-A One Funding                                                       5.93%    1/14/1998      1,995,739
    459,000  Triple-A One Funding                                                       6.19%     1/5/1998        458,685
  1,000,000  Triple-A One Funding                                                       6.51%     1/9/1998        998,556
  2,000,000  Triple-A One Funding                                                       5.95%     1/9/1998      1,997,369
                                                                                                            -------------
                                                                                                               13,335,080
                                                                                                            -------------

             Financial Services - 0.3%
    300,000  USAA Capital Corp.                                                         5.80%    2/19/1998        297,652
                                                                                                            -------------

             Food & Beverage - 0.8%
  1,000,000  Heinz (H.J.) Co.                                                           5.79%    2/24/1998        991,390
                                                                                                            -------------

             Industrial - 14.1%
  2,000,000  Chevron Transport Corp. (GTD Chevron Corp.)                                5.83%     2/5/1998      1,988,761
  2,000,000  Chevron Transport Corp. (GTD Chevron Corp.)                                5.73%    2/25/1998      1,982,828
  2,000,000  Dupont (E.I.) de Nemours                                                   5.75%     6/2/1998      1,953,387
  1,900,000  Dupont (E.I.) de Nemours                                                   6.14%     1/9/1998      1,897,416
  5,200,000  Merck and Co, Inc.                                                         6.26%     1/5/1998      5,196,389
  2,000,000  Monsanto Co.                                                               5.81%    5/11/1998      1,959,194
  2,000,000  Monsanto Co.                                                               5.62%     2/4/1998      1,989,592
                                                                                                            -------------
                                                                                                               16,967,567
                                                                                                            -------------

             Insurance - 2.5%
  1,000,000  A.I. Credit Corp.                                                          5.67%    1/15/1998        997,849
    410,000  Met-Life Funding Inc.                                                      5.84%    3/25/1998        404,565
  1,242,000  Met-Life Funding Inc.                                                      5.78%    1/29/1998      1,236,474
    385,000  Met-Life Funding Inc.                                                      5.83%    3/17/1998        380,388
                                                                                                            -------------
                                                                                                                3,019,276
                                                                                                            -------------

             Sovereign/Foreign Government - 0.4%
    500,000  Sweden (Kingdom of)                                                        5.76%    3/16/1998        494,193
                                                                                                            -------------

             Transportation - 0.2%
    272,000  UPS Service of America, Inc.                                               5.68%    2/13/1998        270,198
                                                                                                            -------------

             U.S. Municipal - 9.0%
  2,000,000  California Pollution Control Finance Authority
             (GTD Shell Oil Co.)                                                        5.80%     3/6/1998      2,000,000
  4,020,000  Gulf Coast Waste Disposal Authority (GTD Amoco Oil)                        5.81%    3/12/1998      4,020,000
  3,100,000  City of New York Government Bonds, Fiscal 1995, Series B
             (GTD FGIC SPI)                                                             5.94%    2/20/1998      3,100,000
  1,800,000  City of Whiting, Indiana Series 1995, Sewage & Waste Disposal
             (GTD Amoco Oil Co.)                                                        5.85%     4/9/1998      1,800,000
                                                                                                            -------------
                                                                                                               10,920,000
                                                                                                            -------------
             Total Commercial Paper                                                                           104,049,111
                                                                                                            -------------

             CERTIFICATES OF DEPOSIT - 0.8% (a)
             Domestic
  1,000,000  Bankers Trust Company, New York                                            6.00%    8/28/1998        999,813
                                                                                                            -------------

             MEDIUM TERM NOTES - 1.7% (a)
  2,000,000  Abbey National Treasury Service PLC                                        5.72%     4/2/1998      2,000,941
                                                                                                            -------------

             VARIABLE RATE NOTES - 7.5% (a,b)
  2,000,000  Federal Home Loan Bank                                                     5.87%     1/7/1998      1,998,987
  5,000,000  IBM Credit Corp.                                                           5.61%    2/16/1998      4,998,361
  2,000,000  Illinois Student Assistance Commission                                     5.92%     1/7/1998      2,000,000
                                                                                                            -------------
                                                                                                                8,997,348
                                                                                                            -------------

             OTHER - 0.6% (a,b)
    380,000  Federal Home Loan Bank, Discount Notes                                     5.83%    2/18/1998        377,112
    290,000  Federated Master Trust                                                     5.38%     1/2/1998        290,000
                                                                                                            -------------
                                                                                                                  667,112
                                                                                                            -------------
             Total Investments (at amortized cost)                                                           $120,714,352 (c)
                                                                                                            =============

Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the Money Market Portfolio.

(b) Denotes variable rate obligations for which the current yield and the next scheduled interest reset date are shown.

(c) Also represents cost for federal income tax purposes.

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
OPPORTUNITY GROWTH PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
December 31, 1997

ASSETS:
Investments in securities, at value
(cost, $415,816,402)                                                   $412,606,261
Cash                                                                        128,375
Receivable for investment securities sold                                 3,080,652
Dividend and interest receivable                                            384,355
                                                                       ------------
Total assets                                                            416,199,643
                                                                       ------------

LIABILITIES:
Payable for investment securities purchased                              24,735,860
                                                                       ------------

NET ASSETS                                                             $391,463,783
                                                                       ============

NET ASSETS CONSIST OF:
Paid-in capital (33,897,420 shares of capital
stock outstanding)                                                     $393,535,909
Accumulated net realized gain from sale
of investments                                                            1,138,015
Unrealized net depreciation of investments                               (3,210,141)
                                                                       ------------

NET ASSETS                                                             $391,463,783
                                                                       ============
Net asset value and public offering price per share
($391,463,783 divided by 33,897,420 shares
of capital stock outstanding)                                                $11.55
                                                                             ======






Statement of Operations
Year Ended December 31, 1997

INVESTMENT INCOME:
Income --
Dividend income                                                        $    840,684
Interest income                                                           2,578,577
                                                                       ------------
Total income                                                              3,419,261
                                                                       ------------
Expenses --
Investment advisory fee                                                   1,301,986
                                                                       ------------
Net investment income                                                     2,117,275
                                                                       ------------

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
Net realized gain on investment transactions                              4,242,763
Net realized gain on closed or expired option
contracts written                                                           593,121
                                                                       ------------
Net realized gain on investments                                          4,835,884
Net change in unrealized depreciation
of investments                                                            1,130,770
                                                                       ------------
Net gain on investments                                                   5,966,654
                                                                       ------------
Net increase in net assets resulting
from operations                                                        $  8,083,929
                                                                       ============





Statement of Changes in Net Assets
Periods Ended December 31, 1997 and 1996
                                                                                     For the period from
                                                                                       January 18, 1996
                                                                  Year Ended         (effective date) to
                                                               December 31, 1997      December 31, 1996
                                                               -----------------     -------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS --
Net investment income                                               $  2,117,275            $    344,855
Net realized gain on investments                                       4,835,884               4,492,663
Net change in unrealized appreciation or depreciation
of investments                                                         1,130,770              (4,340,911)
                                                                    ------------            ------------
Net increase in net assets resulting from operations                   8,083,929                 496,607
                                                                    ------------            ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS --
Net investment income                                                 (2,117,275)               (344,855)
Net realized gain on investments                                              --              (8,190,532)
                                                                    ------------            ------------
Total distributions                                                   (2,117,275)             (8,535,387)
                                                                    ------------            ------------

CAPITAL STOCK TRANSACTIONS --
Proceeds from sale of shares                                         144,261,099             247,867,947
Reinvested dividend distributions                                      2,117,275               8,535,387
Cost of shares redeemed                                               (7,432,544)             (1,813,255)
                                                                    ------------            ------------
Net increase in net assets from capital stock transactions           138,945,830             254,590,079
                                                                    ------------            ------------
Net increase in net assets                                           144,912,484             246,551,299

NET ASSETS:
Beginning of period                                                  246,551,299                      --
                                                                    ------------            ------------
End of period                                                       $391,463,783            $246,551,299
                                                                    ============            ============

The accompanying notes are an integral part of the financial statements.






LB SERIES FUND, INC.
WORLD GROWTH PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
December 31, 1997

ASSETS:
Investments in securities, at value
(cost, $280,843,781)                                                   $291,196,981
Cash (including foreign currency holdings
of $4,351,368)                                                            4,388,680
Dividend and interest receivable                                            377,982
                                                                       ------------
Total assets                                                            295,963,643
                                                                       ------------
LIABILITIES:
Payable for investment securities purchased                               8,745,977
Unrealized depreciation of foreign currency
contracts held                                                               13,919
                                                                       ------------
Total liabilities                                                         8,759,896
                                                                       ------------
NET ASSETS                                                             $287,203,747
                                                                       ============

NET ASSETS CONSIST OF:
Paid-in capital (25,826,988 shares of capital
stock outstanding)                                                     $276,919,829
Accumulated net realized loss from sale
of investments
and foreign currency transactions                                          (105,500)
Unrealized net appreciation of investments and
on translation of assets
and liabilities in foreign currencies                                    10,389,418
                                                                       ------------
NET ASSETS                                                             $287,203,747
                                                                       ============
Net asset value and public offering price per share
($287,203,747 divided by 25,826,988 shares of
capital stock outstanding)                                                   $11.12
                                                                             ======






Statement of Operations
Year Ended December 31, 1997

INVESTMENT INCOME:
Income --
Dividend income (net of foreign taxes of $528,766)                     $  3,932,945
Interest income                                                             791,942
                                                                       ------------
Total income                                                              4,724,887
                                                                       ------------
Expenses --
Investment advisory fee                                                   2,080,364
                                                                       ------------
Net investment income                                                     2,644,523
                                                                       ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on investment transactions                                805,176
Net realized loss on foreign currency transactions                          (38,950)
                                                                       ------------
Net realized gain on investments and foreign
currency transactions                                                       766,226
                                                                       ------------
Net change in unrealized appreciation of investments                         20,309
Net change in unrealized appreciation on translation
of assets and liabilities in foreign currencies                              27,332
                                                                       ------------
Net change in unrealized appreciation of investments
and on translation of assets and liabilities in
foreign currencies                                                           47,641
                                                                       ------------
Net gain on investments and foreign currency                                813,867
                                                                       ------------
Net increase in net assets resulting
from operations                                                        $  3,458,390
                                                                       ============





Statement of Changes in Net Assets
Periods Ended December 31, 1997 and 1996
                                                                                     For the period from
                                                                                       January 18, 1996
                                                                    Year Ended       (effective date) to
                                                                 December 31, 1997    December 31, 1996
                                                                 -----------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS --
Net investment income                                                   $2,644,523            $1,200,906
Net realized gain on investments
and foreign currency transactions                                          766,226               128,544
Net change in unrealized appreciation or depreciation
of investments and on translation of assets and liabilities
in foreign currencies                                                       47,641            10,341,776
                                                                      ------------          ------------
Net increase in net assets resulting from operations                     3,458,390            11,671,226
                                                                      ------------          ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS --
Net investment income                                                   (3,251,752)           (1,432,845)
Net realized gain on investments                                          (161,102)                   --
                                                                      ------------          ------------
Total distributions                                                     (3,412,854)           (1,432,845)
                                                                      ------------          ------------

CAPITAL STOCK TRANSACTIONS --
Proceeds from sale of shares                                           112,489,907           163,860,588
Reinvested dividend distributions                                        3,412,854             1,432,845
Cost of shares redeemed                                                 (2,837,098)           (1,439,266)
                                                                      ------------          ------------
Net increase in net assets from capital stock transactions             113,065,663           163,854,167
                                                                      ------------          ------------
Net increase in net assets                                             113,111,199           174,092,548

NET ASSETS:
Beginning of period                                                    174,092,548                    --
                                                                      ------------          ------------
End of period                                                         $287,203,747          $174,092,548
                                                                      ============          ============

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
GROWTH PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
December 31, 1997

ASSETS:
Investments in securities, at value
(cost, $2,190,348,401)                                                $2,449,976,440
Cash                                                                           9,259
Receivable for investment securities sold                                 15,171,183
Dividend and interest receivable                                           2,457,355
                                                                      --------------
Total assets                                                           2,467,614,237
                                                                      --------------

LIABILITIES:
Payable for investment securities purchased                               41,476,557
                                                                      --------------
Total liabilities                                                         41,476,557
                                                                      --------------

NET ASSETS                                                            $2,426,137,680
                                                                      ==============

NET ASSETS CONSIST OF:
Paid-in capital (112,406,211 shares of capital
stock outstanding)                                                    $1,792,272,399
Accumulated net realized gain from sale
of investments                                                           374,237,243
Unrealized net appreciation of investments                               259,628,038
                                                                      --------------

NET ASSETS                                                            $2,426,137,680
                                                                      ==============
Net asset value and public offering price per share
($2,426,137,680 divided by 112,406,211 shares
of capital stock outstanding)                                                $21.58
                                                                             ======






Statement of Operations
Year Ended December 31, 1997

INVESTMENT INCOME:
Income --
Dividend income                                                        $ 22,808,333
Interest income                                                           8,462,581
                                                                       ------------
Total income                                                             31,270,914
                                                                       ------------
Expenses --
Investment advisory fee                                                   8,300,117
                                                                       ------------
Net investment income                                                    22,970,797
                                                                       ------------
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
Net realized gain on investment transactions                            388,493,658
Net realized gain on closed or expired option
contracts written                                                         1,319,749
                                                                       ------------
Net realized gain on investments                                        389,813,407
Net change in unrealized appreciation
of investments                                                          118,290,444
                                                                       ------------
Net gain on investments                                                 508,103,851
                                                                       ------------
Net increase in net assets resulting
from operations                                                        $531,074,648
                                                                       ============





Statement of Changes in Net Assets
Years Ended December 31, 1997 and 1996
                                                                         1997                  1996
                                                                    --------------        --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS --
Net investment income                                               $   22,970,797        $   19,859,156
Net realized gain on investments                                       389,813,407           226,017,880
Net change in unrealized appreciation or depreciation
of investments                                                         118,290,444            40,726,963
                                                                    --------------        --------------
Net increase in net assets resulting from operations                   531,074,648           286,603,999
                                                                    --------------        --------------
DISTRIBUTIONS TO SHAREHOLDERS --
Net investment income                                                  (22,970,797)          (19,859,156)
Net realized gain on investments                                      (239,942,399)         (156,587,523)
                                                                    --------------        --------------
Total distributions                                                   (262,913,196)         (176,446,679)
                                                                    --------------        --------------
CAPITAL STOCK TRANSACTIONS --
Proceeds from sale of shares                                           268,095,814           226,899,132
Reinvested dividend distributions                                      262,913,196           176,446,679
Cost of shares redeemed                                                (31,613,719)          (28,066,347)
                                                                    --------------        --------------
Net increase in net assets from capital stock transactions             499,395,291           375,279,464
                                                                    --------------        --------------
Net increase in net assets                                             767,556,743           485,436,784
NET ASSETS:
Beginning of period                                                  1,658,580,937         1,173,144,153
                                                                    --------------        --------------
End of period                                                       $2,426,137,680        $1,658,580,937
                                                                    ==============        ==============

The accompanying notes are an integral part of the financial statements.






LB SERIES FUND, INC.
HIGH YIELD PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
December 31, 1997

ASSETS:
Investments in securities, at value
(cost, $1,293,491,625)                                                $1,321,840,136
Cash                                                                          57,008
Receivable for investment securities sold                                  2,161,619
Interest and dividend receivable                                          22,439,683
                                                                      --------------
Total assets                                                           1,346,498,446
                                                                      --------------

LIABILITIES:
Payable for investment securities purchased                                1,935,750
                                                                      --------------
Total liabilities                                                          1,935,750
                                                                      --------------

NET ASSETS                                                            $1,344,562,696
                                                                      ==============

NET ASSETS CONSIST OF:
Paid-in capital (128,831,291 shares of capital
stock outstanding)                                                    $1,296,384,079
Undistributed net investment income                                          852,897
Accumulated net realized gain from sale
of investments                                                            18,977,209
Unrealized net appreciation of investments                                28,348,511
                                                                      --------------
NET ASSETS                                                            $1,344,562,696
                                                                      ==============
Net asset value and public offering price per share
($1,344,562,696 divided by 128,831,291 shares of
capital stock outstanding)                                                    $10.44
                                                                              ======






Statement of Operations
Year Ended December 31, 1997

INVESTMENT INCOME:
Income --
Interest income                                                        $106,752,190
Dividend income                                                          11,318,144
                                                                       ------------
Total income                                                            118,070,334
                                                                       ------------
Expenses --
Investment advisory fee                                                   4,734,301
                                                                       ------------
Net investment income                                                   113,336,033
                                                                       ------------

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
Net realized gain on investment transactions                             26,147,702
Net change in unrealized appreciation of investments                     18,136,291
                                                                       ------------
Net gain on investments                                                  44,283,993
                                                                       ------------
Net increase in net assets resulting
from operations                                                        $157,620,026
                                                                       ============





Statement of Changes in Net Assets
Years Ended December 31, 1997 and 1996
                                                                         1997                  1996
                                                                    --------------        --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS --
Net investment income                                               $  113,336,033        $   89,021,168
Net realized gain on investment transactions                            26,147,702            19,530,710
Net change in unrealized appreciation or depreciation
of investments                                                          18,136,291            (9,358,262)
                                                                    --------------        --------------
Net increase in net assets resulting from operations                   157,620,026            99,193,616
                                                                    --------------        --------------

DISTRIBUTIONS TO SHAREHOLDERS --
Net investment income                                                 (112,483,136)          (89,021,168)
                                                                    --------------        --------------

CAPITAL STOCK TRANSACTIONS --
Proceeds from sale of shares                                           180,112,872           156,539,510
Reinvested dividend distributions                                      112,483,136            89,367,857
Cost of shares redeemed                                                (19,906,718)          (21,833,105)
                                                                    --------------        --------------
Net increase in net assets from capital stock transactions             272,689,290           224,074,262
                                                                    --------------        --------------
Net increase in net assets                                             317,826,180           234,246,710
NET ASSETS:
Beginning of period                                                  1,026,736,516           792,489,806
                                                                    --------------        --------------
End of period (including undistributed net investment
income of $852,897 and $0 respectively)                             $1,344,562,696        $1,026,736,516
                                                                    ==============        ==============

The accompanying notes are an integral part of the financial statements.






LB SERIES FUND, INC.
INCOME PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
December 31, 1997

ASSETS:
Investments in securities, at value
(cost, $889,188,121)                                                   $903,598,462
Cash                                                                         77,238
Receivable for investment securities sold                                11,930,172
Interest and dividend receivable                                         12,278,500
                                                                       ------------
Total assets                                                            927,884,372
                                                                       ------------

LIABILITIES:
Payable for investment securities purchased                              47,444,804
                                                                       ------------

NET ASSETS                                                             $880,439,568
                                                                       ============

NET ASSETS CONSIST OF:
Paid-in capital (88,782,557 shares of capital
stock outstanding)                                                     $884,551,031
Accumulated net realized loss from sale
of investments                                                          (18,521,803)
Unrealized net appreciation of investments                               14,410,340
                                                                       ------------

NET ASSETS                                                             $880,439,568
                                                                       ============
Net asset value and public offering price per share
($880,439,568 divided by 88,782,557 shares of
capital stock outstanding)                                                    $9.92
                                                                              =====






Statement of Operations
Year Ended December 31, 1997

INVESTMENT INCOME:
Income --
Interest income                                                        $ 57,412,253
Dividend income                                                             970,682
                                                                       ------------
Total income                                                             58,382,935
                                                                       ------------
Expenses --
Investment advisory fee                                                   3,298,189
                                                                       ------------
Net investment income                                                    55,084,746
                                                                       ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investment transactions                              7,274,687
Net realized gain on closed or expired option
contracts written                                                           234,154
Net realized loss on closed futures contracts                              (164,605)
                                                                       ------------
Net realized gain on investments                                          7,344,236
Net change in unrealized appreciation
of investments                                                            7,183,565
                                                                       ------------
Net gain on investments                                                  14,527,801
                                                                       ------------
Net increase in net assets resulting
from operations                                                        $ 69,612,547
                                                                       ============





Statement of Changes in Net Assets
Years Ended December 31, 1997 and 1996
                                                                      1997                   1996
                                                                    ------------            ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS --
Net investment income                                               $ 55,084,746            $ 50,838,355
Net realized gain (loss) on investment transactions                    7,344,236              (3,738,656)
Net change in unrealized appreciation or depreciation
of investments                                                         7,183,565             (21,236,306)
                                                                    ------------            ------------
Net increase in net assets resulting from operations                  69,612,547              25,863,393
                                                                    ------------            ------------
DISTRIBUTIONS TO SHAREHOLDERS --
Net investment income                                                (55,084,746)            (50,838,355)
                                                                    ------------            ------------
CAPITAL STOCK TRANSACTIONS --
Proceeds from sale of shares                                          65,602,599              80,241,834
Reinvested dividend distributions                                     55,084,746              51,093,053
Cost of shares redeemed                                              (55,935,562)            (67,256,668)
                                                                    ------------            ------------
Net increase in net assets from capital stock transactions            64,751,783              64,078,219
                                                                    ------------            ------------
Net increase in net assets                                            79,279,584              39,103,257
NET ASSETS:
Beginning of period                                                  801,159,984             762,056,727
                                                                    ------------            ------------
End of period                                                       $880,439,568            $801,159,984
                                                                    ============            ============

The accompanying notes are an integral part of the financial statements.






LB SERIES FUND, INC.
MONEY MARKET PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
December 31, 1997

ASSETS:
Investments in securities, at amortized cost
and value                                                              $120,714,352
Cash                                                                          3,429
Interest receivable                                                         449,374
                                                                       ------------
Total assets                                                            121,167,155
                                                                       ------------

NET ASSETS                                                             $121,167,155
                                                                       ============

NET ASSETS CONSIST OF:
Paid-in capital (121,167,155 shares of capital
stock outstanding)                                                     $121,167,155
                                                                       ============
Net asset value and public offering price per share
($121,167,155 divided by 121,167,155 shares of
capital stock outstanding)                                                    $1.00
                                                                              =====






Statement of Operations
Year Ended December 31, 1997

INVESTMENT INCOME:
Income --
Interest income                                                        $  6,411,601
                                                                       ------------
Expenses --
Investment advisory fee                                                     452,465
                                                                       ------------
Net investment income                                                  $  5,959,136
                                                                       ============





Statement of Changes in Net Assets
Years Ended December 31, 1997 and 1996
                                                                      1997                   1996
                                                                    ------------            ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS --
Net investment income                                               $  5,959,136            $  4,132,461
                                                                    ------------            ------------
DISTRIBUTIONS TO SHAREHOLDERS --
Net investment income                                                 (5,959,136)             (4,132,461)
                                                                    ------------            ------------
CAPITAL STOCK TRANSACTIONS --
Proceeds from sale of shares                                          76,690,617              75,776,304
Reinvested dividend distributions                                      5,959,136               4,152,037
Cost of shares redeemed                                              (65,403,224)            (42,157,682)
                                                                    ------------            ------------
Net increase in net assets from capital stock transactions            17,246,529              37,770,659
                                                                    ------------            ------------
Net increase in net assets                                            17,246,529              37,770,659
NET ASSETS:
Beginning of period                                                  103,920,626              66,149,967
                                                                    ------------            ------------
End of period                                                       $121,167,155            $103,920,626
                                                                    ============            ============

The accompanying notes are an integral part of the financial statements.





LB Series Fund, Inc.
Financial Highlights
For a share outstanding throughout each period (a)
                                                                                For the period from
                                                                                  January 18, 1996
                                                                                (effective date) to
OPPORTUNITY GROWTH PORTFOLIO                            1997                     December 31, 1996
                                               ------------------------      ------------------------
Net asset value, beginning of period                   $11.50                           $10.00
                                                     --------                         --------

Income From Investment Operations --
Net investment income                                    0.06                             0.02
Net realized and unrealized gain
(loss) on investments                                    0.05                             1.90
                                                     --------                         --------
Total from investment operations                         0.11                             1.92
                                                     --------                         --------

Less Distributions --
Dividends from net investment income                    (0.06)                           (0.02)
Distributions from net realized
gain on investments                                        --                            (0.40)
                                                     --------                         --------
Total distributions                                     (0.06)                           (0.42)
                                                     --------                         --------
Net asset value, end of period                         $11.55                           $11.50
                                                     ========                         ========

Total investment return at net asset value (b)           0.93%                           19.17%
Net assets, end of period ($ millions)                 $391.5                           $246.6
Ratio of expenses to average net assets                  0.40%                            0.40%(c)
Ratio of net investment income to
average net assets                                       0.65%                            0.27%(c)
Portfolio turnover rate                                   147%                             155%
Average Commission Rate (d)                           $0.0531                          $0.0342




                                                                                For the period from
                                                                                  January 18, 1996
                                                                                (effective date) to
WORLD GROWTH PORTFOLIO                                  1997                     December 31, 1996
                                               ------------------------      ------------------------
Net asset value, beginning of period                   $10.95                           $10.00
                                                     --------                         --------

Income From Investment Operations --
Net investment income                                    0.10                             0.08
Net realized and unrealized gain
(loss) on investments                                    0.21                             0.96
                                                     --------                         --------
Total from investment operations                         0.31                             1.04
                                                     --------                         --------

Less Distributions --
Dividends from net investment income                    (0.13)                           (0.09)
Distributions from net realized
gain on investments                                     (0.01)                              --
                                                     --------                         --------
Total distributions                                     (0.14)                           (0.09)
                                                     --------                         --------

Net asset value, end of period                         $11.12                           $10.95
                                                     ========                         ========

Total investment return at net asset value (b)           2.81%                           10.41%
Net assets, end of period ($ millions)                 $287.2                           $174.1
Ratio of expenses to average net assets                  0.85%                            0.85%(c)
Ratio of net investment income to
average net assets                                       1.08%                            1.34%(c)
Portfolio turnover rate                                    19%                               9%
Average Commission Rate (d)                           $0.0245                          $0.0265

See accompanying notes to the Financial Highlights.






LB SERIES FUND, INC.
Financial Highlights (continued)

GROWTH PORTFOLIO                                        1997           1996         1995         1994         1993
                                                      --------       --------     --------     --------     --------
Net asset value, beginning of period                    $19.32         $18.27       $13.51       $14.76       $13.89
                                                      --------       --------     --------     --------     --------

Income From Investment Operations --
Net investment income                                     0.21           0.24         0.24         0.20         0.29
Net realized and unrealized gain
(loss) on investments                                     4.97           3.43         4.76        (0.87)        1.08
                                                      --------       --------     --------     --------     --------
Total from investment operations                          5.18           3.67         5.00        (0.67)        1.37
                                                      --------       --------     --------     --------     --------

Less Distributions --
Dividends from net investment income                     (0.21)         (0.24)       (0.24)       (0.20)       (0.29)
Distributions from net realized
gain on investments                                      (2.71)         (2.38)          --        (0.38)       (0.21)
                                                      --------       --------     --------     --------     --------
Total distributions                                      (2.92)         (2.62)       (0.24)       (0.58)       (0.50)
                                                      --------       --------     --------     --------     --------

Net asset value, end of period                          $21.58         $19.32       $18.27       $13.51       $14.76
                                                      ========       ========     ========     ========     ========

Total investment return at net asset value (b)           30.18%         22.44%       37.25%       -4.66%       10.10%
Net assets, end of period ($ millions)                $2,426.1       $1,658.6     $1,173.1       $721.8       $534.5
Ratio of expenses to average net assets                   0.40%          0.40%        0.40%        0.40%        0.40%
Ratio of net investment income to
average net assets                                        1.11%          1.41%        1.53%        1.52%        2.17%
Portfolio turnover rate                                    193%           223%         184%         135%         243%
Average Commission Rate (d)                            $0.0600        $0.0629          n/a          n/a          n/a




HIGH YIELD PORTFOLIO                                    1997           1996         1995         1994         1993
                                                      --------       --------     --------     --------     --------
Net asset value, beginning of period                    $10.06         $ 9.94       $ 9.18       $10.76       $ 9.62
                                                      --------       --------     --------     --------     --------

Income From Investment Operations --
Net investment income                                     0.98           0.98         0.96         0.97         0.96
Net realized and unrealized gain
(loss) on investments                                     0.37           0.12         0.76        (1.40)        1.16
                                                      --------       --------     --------     --------     --------
Total from investment operations                          1.35           1.10         1.72        (0.43)        2.12
                                                      --------       --------     --------     --------     --------

Less Distributions --
Dividends from net investment income                     (0.97)         (0.98)       (0.96)       (0.97)       (0.96)
Distributions from net realized
gain on investments                                         --             --           --        (0.18)       (0.02)
                                                      --------       --------     --------     --------     --------
Total distributions                                      (0.97)         (0.98)       (0.96)       (1.15)       (0.98)
                                                      --------       --------     --------     --------     --------

Net asset value, end of period                          $10.44         $10.06       $ 9.94       $ 9.18       $10.76
                                                      ========       ========     ========     ========     ========

Total investment return at net asset value (b)           14.10%         11.55%       19.62%       -4.38%       22.91%
Net assets, end of period ($ millions)                $1,344.6       $1,026.7       $792.5       $595.6       $444.5
Ratio of expenses to average net assets                   0.40%          0.40%        0.40%        0.40%        0.40%
Ratio of net investment income to
average net assets                                        9.58%          9.83%        9.94%        9.75%        9.29%
Portfolio turnover rate                                    105%           107%          67%          44%          68%

See accompanying notes to the financial highlights.




LB SERIES FUND, INC.
Financial Highlights (continued)

INCOME PORTFOLIO                                        1997           1996         1995         1994         1993
                                                      --------       --------     --------     --------     --------
Net asset value, beginning of period                    $ 9.75         $10.08       $ 9.04       $10.36       $ 9.87
                                                      --------       --------     --------     --------     --------

Income From Investment Operations --
Net investment income                                     0.65           0.63         0.65         0.64         0.63
Net realized and unrealized gain
(loss) on investments                                     0.17          (0.33)        1.04        (1.11)        0.49
                                                      --------       --------     --------     --------     --------
Total from investment operations                          0.82           0.30         1.69        (0.47)        1.12
                                                      --------       --------     --------     --------     --------

Less Distributions --
Dividends from net investment income                     (0.65)         (0.63)       (0.65)       (0.64)       (0.63)
Distributions from net realized
gain on investments                                         --             --           --        (0.21)          --
                                                      --------       --------     --------     --------     --------
Total distributions                                      (0.65)         (0.63)       (0.65)       (0.85)       (0.63)
                                                      --------       --------     --------     --------     --------

Net asset value, end of period                          $ 9.92         $ 9.75       $10.08       $ 9.04       $10.36
                                                      ========       ========     ========     ========     ========

Total investment return at net asset value (b)            8.75%          3.21%       19.36%       -4.68%       11.66%
Net assets, end of period ($ millions)                  $880.4         $801.2       $762.1       $608.2       $566.9
Ratio of expenses to average net assets                   0.40%          0.40%        0.40%        0.40%        0.40%
Ratio of net investment income to
average net assets                                        6.68%          6.54%        6.81%        6.78%        6.23%
Portfolio turnover rate                                    117%           150%         132%         139%         153%




MONEY MARKET PORTFOLIO                                  1997           1996         1995         1994         1993
                                                      --------       --------     --------     --------     --------
Net asset value, beginning of period                    $ 1.00         $ 1.00       $ 1.00       $ 1.00       $ 1.00
                                                      --------       --------     --------     --------     --------
Net investment income from investment operations          0.05           0.05         0.06         0.04         0.03
Less: Dividends from net investment income               (0.05)         (0.05)       (0.06)       (0.04)       (0.03)
                                                      --------       --------     --------     --------     --------
Net asset value, end of period                          $ 1.00         $ 1.00       $ 1.00       $ 1.00       $ 1.00
                                                      ========       ========     ========     ========     ========
Total return (b)                                          5.43%          5.20%        5.71%        4.00%        2.87%
Net assets, end of period ($ millions)                  $121.2         $103.9        $66.1        $41.9        $24.9
Ratio of expenses to average net assets                   0.40%          0.40%        0.40%        0.40%        0.40%
Ratio of net investment income to
average net assets                                        5.27%          5.07%        5.55%        4.03%        2.83%


NOTES TO FINANCIAL HIGHLIGHTS:

(a) All per share amounts have been rounded to the nearest cent.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of a sales charge.

(c) Computed on an annualized basis.

(d) Average commission rate is based on total broker commissions incurred in connection with execution of portfolio transactions during the period, divided by the sum of all portfolio shares purchased and sold during the period that were subject to a commission. Broker commissions are treated as capital items that increase the cost basis of securities purchased, or reduce the proceeds of securities sold.

The accompanying notes are an integral part of the financial statements.




LB SERIES FUND, INC.
Notes to Financial Statements
December 31, 1997

(1) ORGANIZATION

The LB Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund is divided into six separate series (the "Portfolio(s)"), each with its own investment objective and policies. The six Portfolios of the Fund are: Opportunity Growth Portfolio, World Growth Portfolio, Growth Portfolio, High Yield Portfolio, Income Portfolio and Money Market Portfolio. The assets of each portfolio are segregated and each has a separate class of capital stock. The Fund serves as the investment vehicle to fund benefits for variable life insurance and variable annuity contracts issued by Lutheran Brotherhood (LB) and Lutheran Brotherhood Variable Insurance Products Company (LBVIP), an indirect wholly owned subsidiary of Lutheran Brotherhood. The Opportunity Growth and World Growth Portfolio's registration was declared effective by the Securities Exchange Commission and began operations as separate series of the LB Series Fund, Inc. on January 18, 1996. On January 18, 1996, Lutheran Brotherhood invested $2,000,000 each in the Opportunity Growth and World Growth Portfolios and acquired 200,000 shares of capital stock in each portfolio.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investment Security Valuations

Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last quoted sales price at the close of each business day. Securities traded on the over-the-counter market and listed securities for which no price is readily available are valued at prices within the range of the current bid and asked prices considered best to represent the value in the circumstances, based on quotes that are obtained from an independent pricing service or by dealers that make markets in the securities. The pricing service, in determining values of securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Exchange listed options and futures contracts are valued at the last quoted sales price. For all Portfolios other than the Money Market Portfolio, short-term securities with maturities of 60 days or less are valued at amortized cost; those with maturities greater than 60 days are valued at the mean between bid and asked price. Short-term securities held by the Money Market Portfolio are valued on the basis of amortized cost (which approximates market value), whereby a security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Portfolio follows procedures necessary to maintain a constant net asset value of $1.00 per share. All other securities for which market values are not readily available are appraised at fair value as determined in good faith by or under the direction of the Board of Directors.

Foreign Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities of the World Growth Portfolio that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses are not segregated from gains and losses that arise from changes in market prices of investments, and are included with the net realized and unrealized gain or loss on investments.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions in pursuit of its investment objectives. When the Fund engages in such transactions, it is policy to require the custodian bank to take possession of all securities held as collateral in support of repurchase agreement investments. In addition, the Fund monitors the market value of the underlying collateral on a daily basis. If the seller defaults or if bankruptcy proceedings are initiated with respect to the seller, the realization or retention of the collateral may be subject to legal proceedings.

Investment Income

Interest income is determined on the basis of interest or discount earned on any short-term securities and interest earned on all other debt securities, including amortization of discount or premium. Dividend income is recorded on the ex-dividend date. For payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

Options, Financial Futures and
Forward Foreign Currency Contracts

The Fund, with the exception of the Money Market Portfolio, may buy put and call options, write covered call options and buy and sell futures contracts. The Fund intends to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The World Growth Portfolio may also enter into options and futures contracts on foreign currencies and forward foreign currency contracts to protect against adverse foreign exchange rate fluctuation.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Upon entering into a futures contract, the Fund is required to deposit initial margin, either cash or securities in an amount equal to a certain percentage of the contract value. Subsequent variation margin payments are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund realizes a gain or loss when the contract is closed or expires.

Forward foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed.

Federal Income Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income on a timely basis, including any net realized gain on investments each year. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. Accordingly, no provision for federal income tax is necessary. Each portfolio is treated as a separate taxable entity for federal income tax purposes.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the trade date, assets of the Fund are segregated on the Fund's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

Dollar Roll Transactions

The Income Portfolio enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Portfolio sells mortgage securities and simultaneously agrees to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Portfolio forgoes principal and interest paid on the mortgage securities sold. The Portfolio is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Portfolio to "roll over" its purchase commitments. The Income Portfolio earned $1,230,547 from such fees.

Distributions to Shareholders

Dividends from net investment income, if available, are declared and reinvested daily for the High Yield, Income and Money Market Portfolios, quarterly for the Growth Portfolio, and annually for the Opportunity Growth and World Growth Portfolios. With the exception of the Money Market Portfolio, net realized gains from securities transactions, if any, are distributed at least annually after the close of the Fund's fiscal year. Short-term gains and losses of the Money Market Portfolio are included in interest income and distributed daily. Dividends and capital gains are recorded on the ex-dividend date.

Net investment income (loss) and net realized gain (loss) amy differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of distributions, the year in which amounts are distributed may differ from the year that the income or net realized gains were recorded by the Fund.

It is the policy of the Fund to reclassify the net effect of permanent differences between book and taxable income to trust capital accounts on the statements of assets and liabilities. As a result of permanent book-to-tax differences for the year ended December 31, 1997, accumulated net realized gain or loss from the sale of investments was decreased by $607,229 and undistributed net investment income was increased by $607,229 for the World Growth Portfolio. These reclassifications have no effect on net assets, net asset value per share, the change in net assets resulting from operations, or on the amount of income available for distribution to shareholders.

Other

Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3) INVESTMENT ADVISORY FEES AND
OTHER EXPENSES

Investment Advisory Fees

Each Portfolio pays Lutheran Brotherhood, the Fund's investment advisor, a fee for its advisory services. The fees are accrued daily and paid monthly. The fees are based on the following annual rates of average daily net assets: Opportunity Growth, Growth, High Yield, Income and Money Market Portfolios, 0.40%; World Growth Portfolio, 0.85%.

Lutheran Brotherhood has entered into a sub-advisory agreement with Rowe Price - Fleming International, Inc. for the performance of various sub-advisory services for the World Growth Portfolio. For these services, Lutheran Brotherhood pays a portion of an annual sub-advisory fee that is based on the following annual rates of combined average daily net assets of the LB World Growth Fund and the LB Series Fund, Inc. - World Growth Portfolio at the following rates:
0.75% for the first $20 million in assets; 0.60% for the next $30 million, and 0.50% for assets over $50 million. When combined annual average assets exceed $200 million, the fee converts to a flat fee of 0.50% of the annual average daily net assets.

Other Expenses

All other expenses associated with operating the Fund are paid or reimbursed to the Fund by LB and LBVIP pursuant to an Expense Reimbursement Agreement. The Expense Reimbursement Agreement can be terminated at any time by the mutual agreement of the Fund, LB and LBVIP, but the Fund, LB and LBVIP currently contemplate that the Expense Reimbursement Agreement will continue so long as the Fund remains in existence.

The Fund has adopted a director fee deferral plan which allows the independent directors of the Fund to defer the receipt of all or a portion of their director fees. Amounts that are deferred are invested in the Lutheran Brotherhood Family of Funds until distribution in accordance with the plan.

Certain officers and non-independent directors of the Fund are officers of Lutheran Brotherhood and officers or directors of LBVIP; however, they receive no compensation from the Fund.

(4) SECURITIES LENDING

To generate additional income, the Fund may participate in a securities lending program administered by the Fund's custodian bank. Securities are periodically loaned to brokers, banks or other institutional borrowers of securities, for which collateral in the form of cash, U.S. government securities, or letter of credit is received by the custodian in an amount at least equal to the market value of securities loaned. Collateral received in the form of cash is invested in short-term investments by the custodian from which earnings are shared between the borrower, the custodian and the Fund at negotiated rates. The risks to the Fund are that it may experience delays in recovery or even loss of rights in the collateral should the borrower of securities fail financially. There were no security loans during the year.

(5) DISTRIBUTIONS FROM CAPITAL GAINS

During the year ended December 31, 1997, a distribution from net realized capital gains of $161,102 and $239,942,399 were paid by the World Growth Portfolio and the Growth Portfolio, respectively. These distributions relate to net capital gains realized during the year ended December 31, 1996.

(6) CAPITAL LOSS CARRYOVER

During the year ended December 31, 1997, the High Yield Portfolio fully utilized the remaining $5,055,282 of its capital loss carryover, and the Income Portfolio utilized $7,605,392 of its capital loss carryover against net realized capital gains. At December 31, 1997, the Income Portfolio had an accumulated net realized capital loss carryover of $17,727,812 expiring as follows:

                       Income
     Year             Portfolio
   --------          -----------
     2002            $14,060,792
     2003                     --
     2004              3,667,020
                     -----------
                     $17,727,812
                     -----------

To the extent that the Income Portfolio realizes future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers. Temporary timing differences of $4,065,540, $2,586,307, $8,377,908, $860,316 and $793,991 existed between accumulated net realized capital gains or losses for financial statement and tax purposes as of December 31, 1997 for the Opportunity Growth, World Growth, Growth, High Yield and Income Portfolios, respectively. These differences are due primarily to deferral of capital losses for tax purposes.

(7) INVESTMENT TRANSACTIONS

Purchases and Sales of Investment Securities

For the year ended December 31, 1997, the cost of purchases and the proceeds from sales of investment securities other than U.S.
Government and short term securities were as follows:

                                                 In thousands
                                   ----------------------------------
Portfolio                                   Purchases      Sales
---------------------------------------------------------------------
Opportunity Growth                        $  549,839   $  418,868
World Growth                                 157,671       43,564
Growth                                     3,879,956    3,671,009
High Yield                                 1,379,617    1,168,435
Income                                       658,918      603,649

Purchases and sales of U.S. Government securities were:

                                                 In thousands
                                   ----------------------------------
Portfolio                                   Purchases      Sales
---------------------------------------------------------------------
Growth                                      $ 21,515     $ 33,414
Income                                       316,003      301,779

Investments in Restricted Securities

The High Yield Portfolio owns restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. The aggregate value of restricted securities was $149,756 at December 31, 1997, which represented 0.01% of the net assets of the High Yield Portfolio.

Investments in High Yielding Securities

The High Yield Portfolio invests primarily in high yielding fixed income securities. The Income Portfolio may from time to time invest up to 25% of its total assets in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Investments in Options and Futures Contracts

The movement in the price of the instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund's hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction which could result in additional losses to the Fund.

Foreign Denominated Investments

The World Growth Portfolio invests primarily in foreign denominated stocks. Foreign denominated assets and currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk, and market risk. The Portfolio may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Open Option Contracts

The number of contracts and premium amounts associated with call option contracts written during the year ended December 31, 1997 were as follows:



                              Opportunity Growth Portfolio         Growth Portfolio             Income Portfolio
                              ----------------------------     -------------------------    -------------------------
                                Number of        Premium        Number of      Premium       Number of      Premium
                                Contracts         Amount        Contracts       Amount       Contracts       Amount
                              -------------    -----------     ----------     ----------    -----------    ----------
Balance at December 31, 1996             --            --            998     $  334,242            150   $    99,196
Opened                                4,790    $1,726,050         23,405      3,915,387          3,034     1,022,090
Closed                               (1,256)     (479,278)       (15,423)    (2,889,305)        (2,584)     (962,263)
Expired                                (639)     (177,149)        (5,441)      (595,583)          (600)     (159,023)
Exercised                            (2,895)   (1,069,623)        (3,539)      (764,741)            --            --
                               ------------    ----------     ----------     ----------    -----------    ----------
Balance at December 31, 1997             --     $      --             --      $      --             --     $      --
                               ============    ==========     ==========     ==========    ===========    ==========



(8) CAPITAL STOCK

Authorized capital stock consists of two billion shares as follows:

                             Shares            Par
    Portfolio              Authorized         Value
-------------------     ----------------   -----------
Opportunity Growth         200,000,000       $ 0.01
World Growth               200,000,000       $ 0.01
Growth                     600,000,000       $ 0.01
High Yield                 200,000,000       $ 0.01
Income                     400,000,000       $ 0.01
Money Market               400,000,000       $ 0.01

The shares of each portfolio have equal rights and privileges with all shares of that portfolio. Shares in the Fund are currently sold only to separate accounts of Lutheran Brotherhood and LBVIP.

Transactions in capital stock were as follows:


                                 Opportunity      World                       High           Income           Money
                                   Growth        Growth         Growth        Yield           Fund            Market
                                 -----------  -----------    -----------   -----------    ------------     -----------
Shares outstanding at
December 31, 1995                        --            --     64,197,627     79,742,358     75,614,192      66,149,967
Shares sold                      20,829,993    15,909,365     12,716,616     15,616,822      8,257,064      75,776,304
Shares issued on reinvestment
of dividends and distributions      741,927       130,856     10,462,909      8,924,334      5,273,056       4,152,037
Shares redeemed                    (141,181)     (139,490)    (1,544,344)    (2,175,610)    (6,968,350)    (42,157,682)
                               ------------    ----------     ----------     ----------    -----------    ------------
Shares outstanding at
December 31, 1996                21,430,739    15,900,731     85,832,808    102,107,904     82,175,962     103,920,626
Shares sold                      12,916,456     9,868,979     13,519,744     17,651,288      6,711,456      76,690,617
Shares issued on reinvestment
of dividends and distributions      183,341       307,190     14,633,525     11,014,219      5,644,954       5,959,136
Shares redeemed                    (633,116)     (249,912)    (1,579,866)    (1,942,120)    (5,749,815)    (65,403,224)
                               ------------    ----------     ----------     ----------    -----------    ------------
Shares outstanding at
December 31, 1997                33,897,420    25,826,988    112,406,211    128,831,291     88,782,557     121,167,155
                                 ==========    ==========    ===========    ===========     ==========     ===========









LB SERIES FUND, INC.

OPPORTUNITY GROWTH PORTFOLIO
WORLD GROWTH PORTFOLIO
GROWTH PORTFOLIO
HIGH YIELD PORTFOLIO
INCOME PORTFOLIO
MONEY MARKET PORTFOLIO

DIRECTORS

Rolf F. Bjelland
Charles W. Arnason
Herbert F. Eggerding, Jr.
Noel K. Estenson
Connie M. Levi
Bruce J. Nicholson
Ruth E. Randall

OFFICERS

Rolf F. Bjelland                 James M. Odland
Chairman and President           Assistant Secretary

Otis F. Hilbert                  Randall L. Wetherille
Secretary and Vice President     Assistant Secretary

James R. Olson                   Wade M. Voigt
Vice President                   Treasurer

James M. Walline                 Rand E. Mattsson
Vice President                   Assistant Treasurer

Richard B. Ruckdashel
Vice President

This report is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectuses.